  (AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 2004)



                                              SECURITIES ACT FILE NO. 333-111828


                                       INVESTMENT COMPANY ACT FILE NO. 811-06041
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM N-2


  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
               PRE-EFFECTIVE AMENDMENT NO. 1                   [X]
                POST-EFFECTIVE AMENDMENT NO.                   [ ]
                           AND/OR
 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF    [ ]
                            1940                               [X]
                      AMENDMENT NO. 11


                             ---------------------
                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
             (Exact Name of Registrant as Specified in its Charter)

                   345 PARK AVENUE, NEW YORK, NEW YORK 10154
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 437-6269

                            BRUCE A. ROSENBLUM, ESQ.
                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                         C/O DEUTSCHE ASSET MANAGEMENT
                                 1 SOUTH STREET
                                   BAL01-1806
                              BALTIMORE, MD 21202
                    (Name and Address of Agent for Service)

                                   COPIES TO:

             JOHN T. BOSTELMAN, ESQ                            THOMAS A. HALE, ESQ.
            SULLIVAN & CROMWELL LLP                  SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                125 BROAD STREET                        333 WEST WACKER DRIVE, SUITE 2100
            NEW YORK, NEW YORK 10004                         CHICAGO, ILLINOIS 60606

                             ---------------------
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement. If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).
                             ---------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                            AMOUNT           OFFERING PRICE         AGGREGATE            AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED   BEING REGISTERED       PER UNIT(1)       OFFERING PRICE(1)   REGISTRATION FEE(2)
------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value......         42,373               $23.60             1,000,000             $126.70
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



(1) Estimated solely for purposes of calculating the registration fee as required by Rule 457(c) under the Securities Act of 1933 based upon the average of the high and low sales prices reported on the New York Stock Exchange consolidated reporting system of $23.60 on February 3, 2004.



(2) $80.90 was previously paid on January 9, 2004 upon the filing under the Securities Act of 1933 of this Registration Statement for 39,293 shares of Common Stock.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CROSS REFERENCE SHEET
THE CENTRAL EUROPE AND RUSSIA FUND, INC.

PARTS A AND B OF REGISTRATION STATEMENT

ITEM                                                    LOCATION IN PROSPECTUS OR STATEMENT OF
NO.    CAPTION                                          ADDITIONAL INFORMATION ("SAI")
----   -------                                          -----------------------------------------------
1.     Outside Front Cover Page.......................  Front Cover Page
2      Cover Pages; Other Offering Information........  Front Cover Page
3.     Fee Table and Synopsis.........................  Fee Table and Prospectus Summary
4.     Financial Highlights...........................  Financial Highlights
5.     Plan of Distribution...........................  Front Cover Page; Prospectus Summary; Our
                                                        Rights Offering
6.     Selling Shareholders...........................  Not Applicable
7.     Use of Proceeds................................  Use of Proceeds
8.     General Description of the Registrant..........  Front Cover Page; Prospectus Summary; Market
                                                        and Net Asset Value Information; Investment
                                                        Objective and Policies; Risk Factors
9.     Management.....................................  Our Management; Custodian, Dividend-Paying
                                                        Agent, Transfer Agent and Registrar
10.    Capital Stock, Long-Term Debt, and Other         Front Cover Page; Market and Net Asset Value
       Securities.....................................  Information; Common Stock; Dividends and
                                                        Distributions; Voluntary Cash Purchase Program
                                                        and Dividend Reinvestment Plan; Taxation
11.    Defaults and Arrears on Senior Securities......  Not Applicable
12.    Legal Proceedings..............................  Not Applicable
13.    Table of Contents of the Statement of            Table of Contents of Statement of Additional
       Additional Information.........................  Information
14.    Cover Page of SAI..............................  Cover Page of SAI
15.    Table of Contents of SAI.......................  Cover Page of SAI
16.    General Information and History................  General Information in SAI
17.    Investment Objective and Policies..............  Investment Objective and Policies in SAI;
                                                        Investment Restrictions in SAI
18.    Management.....................................  Management in SAI; Investment Advisory and
                                                        Other Services in SAI; Brokerage Allocation and
                                                        Other Services in SAI
19.    Control Persons and Principal Holders of         Control Persons and Principal Holders of
       Securities.....................................  Securities in SAI
20.    Investment Advisory and Other Services.........  Investment Advisory and Other Services in SAI
21.    Brokerage Allocation and Other Practices.......  Brokerage Allocation and Other Practices in SAI
22.    Tax Status.....................................  Taxation in Prospectus
23.    Financial Statements...........................  Financial Statement in SAI

PART C OF REGISTRATION STATEMENT

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

--------------------------------------------------------------------------------
                                                                               I

The information in this prospectus is not complete and may be changed. A registration statement relating to the securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.


PRELIMINARY PROSPECTUS       Subject to completion       dated February 10, 2004

--------------------------------------------------------------------------------

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
[              ] Shares of Common Stock
Issuable Upon Exercise of Rights to Subscribe for Those Shares
--------------------------------------------------------------------------------


We are issuing to our stockholders of record as of the close of business on
          , 2004 transferable rights entitling the holders of those rights to
subscribe for up to an aggregate of          shares of our common stock.
Stockholders of record will receive one right for each share of common stock held on the record date. These rights entitle the holders to purchase one new share of common stock for every three rights held, and holders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for any shares not acquired by the exercise of rights. Our outstanding common stock is listed on the New York Stock Exchange ("NYSE") and trades under the symbol "CEE," as will be the shares offered for subscription in this rights offering. The rights are transferable and application will be made to list the rights for trading on the NYSE under the symbol "CEE.RT" during the course of this rights offering. See "Our Rights Offering" on page 14 in this prospectus for a complete discussion of the terms
of this rights offering. The subscription price per share will be      % of the
lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date of the rights offering and the four preceding business days and (ii) the net asset value per share on the expiration date. THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 2004, UNLESS EXTENDED AS DESCRIBED IN THIS PROSPECTUS.



We announced the preliminary filing with the Securities and Exchange Commission in connection with this rights offering on January 9, 2004. The net asset values per share of our common stock at the close of business on January 9, 2004 and
          , 2004 were $26.47 and $          , respectively, and the last
reported sale prices of a share of common stock on the NYSE were $25.41 and
$          , respectively, 96.0% and      % of net asset value, respectively.



As a result of the terms of this rights offering, stockholders who do not fully exercise their rights, upon completion of this rights offering, will own a smaller proportional interest in us than they owned prior to this rights offering. In addition, because the subscription price per share may be less than the then current net asset value per share, the completion of this rights offering may result in an immediate dilution of the net asset value per share for all existing stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date for the shares or what the subscription price will be. Such dilution could be substantial. Stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. See "Our Rights Offering--Investment Considerations" on page 24 of this prospectus and "Risk Factors and Special Considerations-- Dilution of Net Asset Value" on page 33 of this prospectus.



If you have questions or need further information about this rights offering, please write or call Georgenson Shareholder Communications, Inc., our
information agent for this rights offering, at           or 1-800-          .

                                                           (Continued on page 3)

--------------------------------------------------------------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                  A          B
                                                              PER SHARE   TOTAL(1)
----------------------------------------------------------------------------------
Estimated Subscription Price(2)
----------------------------------------------------------------------------------
Estimated Sales Load(2)(3)
----------------------------------------------------------------------------------
Proceeds, before expenses, to the Fund(2)(4)
----------------------------------------------------------------------------------


                                                 (Footnotes continued on page 3)

                              UBS INVESTMENT BANK
--------------------------------------------------------------------------------
                 The date of this prospectus is           , 2004

                       [INSERT MAP OF ALL THE COUNTRIES]

--------------------------------------------------------------------------------

Available information

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), and in accordance with these requirements, we file reports and other information with the United States Securities and Exchange Commission (the "SEC"). Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the SEC's public reference facilities may be obtained by calling the SEC at 1-202-942-8090. Such reports and other information are also available on the SEC's website at http://www.sec.gov.
                          ---------------------------

(Continued from front cover page)

We were incorporated in Maryland on February 6, 1990. We are a non-diversified closed-end management investment company that seeks capital appreciation by investing primarily in equity or equity-linked securities of Central European and Russian companies. No assurance can be given that our investment objective will be achieved. DUE TO OUR INVESTMENT OBJECTIVE AND POLICIES, INVESTMENT IN US INVOLVES CERTAIN RISK CONSIDERATIONS, INCLUDING THE RISK OF EXCHANGE-RATE FLUCTUATIONS, WHICH ARE NOT NORMALLY ASSOCIATED WITH INVESTMENTS IN THE UNITED STATES. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE 29 OF THIS PROSPECTUS. Our investment manager is Deutsche Bank Securities Inc. and our investment adviser is Deutsche Asset Management International GmbH.

This prospectus sets forth concisely the information that a prospective investor ought to know before investing. Investors are advised to read this prospectus carefully and retain it for future reference. A Statement of Additional
Information dated           , 2004 (the "SAI") containing additional information
about us has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. A copy of the SAI, the table of contents of which appears on page 51 of this prospectus, may be obtained without charge upon written or oral request from our information
agent at           or 1-800-          .
                          ---------------------------

(Footnotes continued from front cover page)

(1) Assumes that all rights offered in this rights offering were exercised at the estimated subscription price.

(2) Estimated on the basis of      % of the lower of (i) the average of the last
    reported sales price of a share of our common stock on the NYSE on
              , 2004 and the four preceding business days and (ii) the net asset
    value per share of our common stock on           , 2004.


(3) UBS Securities LLC will act as dealer manager for this rights offering. We have agreed to pay the dealer manager a fee for its financial services equal to 3.75% of the subscription price per share. We have agreed to reimburse the dealer manager up to $100,000 for its reasonable expenses incurred in connection with this rights offering. These fees will be borne by us and indirectly by all of our stockholders, including those who do not exercise their rights. We and our investment manager have each agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). See "Our Rights Offering--Distribution Arrangements" on page 21 of this prospectus.



(4) Before deducting offering expenses payable by us estimated at $          ,
    including an aggregate of up to $100,000 as partial reimbursement of the dealer manager for their out-of-pocket expenses. See "Our Rights Offering--Distribution Arrangements" on page 21 of this prospectus.

                          ---------------------------

Unless otherwise specified, all references in this prospectus to "dollars," "US $", "U.S. dollars" or "$" are to United States dollars.

--------------------------------------------------------------------------------

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in us. You should review the more detailed information contained in this prospectus and our SAI.

PURPOSE OF OUR RIGHTS OFFERING


Our board of directors has determined that it would be in our best interest and in our stockholders' best interest to increase our assets available for investment, thereby permitting us to take advantage more fully of investment opportunities in Central Europe, Russia and Turkey. Our investment manager and investment adviser believe that the outlook for a number of industries and companies in Central Europe, Russia and Turkey is promising. In addition, our board of directors believes that increasing our assets available for investment should result in a modest lowering of our expenses as a percentage of average net assets because our fixed cost can be spread over a larger asset base.


There is no assurance that this rights offering will be successful or that by increasing our size, our aggregate expenses and, correspondingly, our expense ratio, will be lowered. See "Our Rights Offering--Purpose of Our Rights Offering" on page 14 of this prospectus.

Our outstanding common stock is listed on the NYSE and trades under the symbol "CEE," as will be the shares offered for subscription in this rights offering.

IMPORTANT TERMS OF OUR RIGHTS OFFERING

The following are a few of the important terms of our rights offering. For a detailed discussion of the terms of this rights offering, see "Our Rights Offering" on page 14 of this prospectus.

Aggregate number of shares of our
common stock offered................

Number of transferable rights issued
to each stockholder.................     One right for every share of our common
                                         stock held

Subscription ratio..................     One share of common stock for every
                                         three rights held (1-for-3)


Subscription price..................     The subscription price per share will
                                         be      % of the lower of (i) the
                                         average of the last reported sale
                                         prices of a share of our common stock
                                         on the NYSE on the expiration date of
                                         the rights offering and the four
                                         preceding business days and (ii) the
                                         net asset value per share on the
                                         expiration date


TRANSFERABILITY OF RIGHTS


We are issuing to stockholders on the record date transferable rights to subscribe for additional shares of our common stock. The rights are transferable until the close of business on the last business day prior to the expiration date. Application will be made to list the rights on the NYSE under the symbol "CEE.RT," subject to notice of issuance. Trading in the rights on the NYSE is
expected to be conducted on a when-issued basis from           , 2004 until the
record date; thereafter, they will trade regular-way until the expiration date (including extensions). We will use our best efforts to ensure that an adequate trading market for the rights will exist, although there is no assurance that a market for the rights will develop. Assuming a market exists for the rights, the rights may be purchased and sold through usual brokerage channels or sold through the subscription agent.

Stockholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this rights offering may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before
          , 2004, (or, if the subscription period is extended, on or before two business days prior to the extended expiration date). Alternatively, the rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions.

See "Our Rights Offering--Transferability and Sale of Rights" on page 16 of this prospectus.

IMPORTANT DATES TO REMEMBER


Record Date.................................................
Subscription Period.........................................        *
Expiration Date.............................................        *
Notices for Guarantees of Delivery Due......................        *
Payment for Guarantees of Delivery Due......................        *
Confirmation Mailed to Participants.........................        *
Final Payment of Shares.....................................        *


------------
* Unless this rights offering is extended.

OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, only to stockholders on the record date who have exercised all rights issued to them (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of our common stock). Investors who are not stockholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. If these requests for our common shares exceed the common shares available, the available common shares will be allocated pro rata among stockholders who over-subscribed based on the number of rights originally issued to them pursuant to this rights offering. See "Our Rights Offering--Over-Subscription Privilege" on page 15 of this prospectus.

METHOD FOR EXERCISING RIGHTS

Rights are evidenced by subscription certificates that will be mailed to stockholders of record or, if stockholder's shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or the other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the subscription agent, together with payment at the estimated subscription price for the shares. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service. Completed subscription certificates and payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on the expiration date at the offices of the subscription agent. See "Our Rights Offering--Exercise of Rights" on page 18 of this prospectus and "Our Rights Offering--Payment for Shares" on page 19 of this prospectus.

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC will act as dealer manager for this rights offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory services and marketing services in connection with this rights offering and will solicit the exercise of rights and participation in the over-subscription privilege. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for shares issued pursuant to this rights offering. The dealer manager will reallow a part of their fees to other broker-dealers which have assisted in soliciting the exercise of rights.



Other offering expenses incurred by us in connection with this rights offering
are estimated to be $          , which includes up to $100,000 that may be paid
to the dealer manager as reimbursement for its reasonable expenses incurred in connection with this rights offering. For additional information about the distribution arrangements, see "Our Rights Offering--Distribution Arrangements" on page 21 of this prospectus.


INFORMATION AGENT


The Information agent for this rights offering is: Georgenson Shareholder Communications, Inc.


OUR INVESTMENT OBJECTIVE AND POLICIES

We are a non-diversified closed-end management investment company registered under the Investment Company Act. Our investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. Under normal circumstances, at least 80% of our net assets will be invested in the securities of issuers domiciled in Central Europe or Russia. We may also invest in additional types of securities, such as warrants, if consistent with our investment objective, and participation certificates of issuers in any European country or Russia. For hedging purposes, we may also invest in put and call options on European or Russian securities and indices. We may invest up to 20% of our total assets in fixed income securities of European or Russian issuers. For temporary defensive purposes, we also may invest in money market instruments and lend our portfolio securities to banks, securities dealers and other institutions. Although we do not currently engage in foreign exchange transactions, we may, when our investment manager and our investment adviser deem it advisable, attempt to hedge our foreign currency exposure by entering into forward currency contracts. See "Investment Objective and Policies" on page 25 of this prospectus and page B-2 of the SAI and "Investment Restrictions" on page B-5 of the SAI.

MANAGEMENT

Under our investment advisory agreement, our investment adviser is Deutsche Asset Management International GmbH ("DeAMI"), and under our management agreement, our investment manager is Deutsche Bank Securities Inc. ("DBSI"). Both DeAMI and DBSI are wholly owned direct or indirect subsidiaries of Deutsche Bank AG, a major German banking institution. See "Our Management" on page 37 of this prospectus and "Investment Advisory and Other Services" on page B-17 of the SAI.

MANAGEMENT FEES

We pay our investment manager a management fee, computed weekly and payable monthly, at the annual rate of 0.65% of our average weekly net assets up to $100 million, and 0.55% of our assets in excess of $100 million. We pay our investment adviser an advisory fee, computed weekly and payable monthly, at an annual rate of 0.35% of our average weekly net assets up to $100 million and 0.25% of our assets in excess of $100 million. See "Our Management" on page 37 of this prospectus and "Investment Advisory and Other Services" on page B-17 of the SAI.

CUSTODIANS


Investors Bank & Trust Company acts as our custodian. Our custodian has agreements with a global network of sub-custodians. See "Custodians, Dividend-Paying Agent, Transfer Agent and Registrar" on page 76 of this prospectus.


DIVIDEND-PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Investors Bank & Trust Company acts as our dividend-paying agent, transfer agent and registrar.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk Factors Relating to Foreign Investment Generally. Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Some foreign markets in which we invest are considered to be emerging market countries. Investment in these countries subjects us to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in many respects. The economies of developing countries generally are heavily dependent upon international trade, and have been and may be adversely affected by trade restrictions, currency values and economic conditions in the countries with which they trade. In addition, foreign investment in certain emerging markets is restricted or controlled to varying degrees, which will increase our cost and expenses.

Some emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require us to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to us.

No established secondary markets may exist for many of the emerging market issuer securities in which we invest. This reduced secondary market liquidity may have an adverse effect on market price and our ability to dispose of particular instruments when necessary and may make it more difficult for us to obtain accurate market quotations for purposes of valuing our portfolio and calculating our net asset value.

For a detailed discussion of risk factors and special considerations, see "Risk Factors and Special Considerations" on page 29 of this prospectus.

Risk Factors Relating to Investment in Central Europe. Central European countries are in varying stages of transition towards market-oriented economies based on private and entrepreneurial initiatives, multi-party democracies, pluralism and market economies. These countries experienced the extremely volatile market performance in the past decade, and investing in securities of Central European issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. In addition, a substantial portion of the economic growth, if any, of Central European countries is attributable to their exporting industries rather than domestic consumption; therefore, the Central European countries are also highly susceptible to economic downturns in Western European countries and the United States, which are substantial consumers of their exported products.

Central European markets continue to be relatively volatile, and our investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Investing in any developing market means tolerating a certain amount of volatility and, in some cases, severe market corrections. In addition, investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors.

Less developed markets involve higher levels of risks, and are subject to more substantial volatility and price fluctuations than securities that are traded in more developed markets.

Risks Factors Relating to Investment in Russia. Investing in Russia subjects us to many of the same risks associated with investing in Central European countries. There are significant risks inherent in Russian securities that are not typically associated with securities of companies in more developed countries. The value of Russian securities may be affected by various uncertainties, such as economic, political and social instability, investment and regulatory risk, including crime and corruption in government and business, and inconsistency and underdevelopment of Russia's tax and legal systems. As is the case with issuers in most emerging markets, Russian securities are subject to a higher degree of volatility than the securities of Western companies.

Russia continues to make the transition from a centrally controlled command system to a market-oriented, democratic model of government, but its continued development, and the pace with which it continues to make the transition, remains uncertain. The Russian economy suffers from the lack of an effective banking system and is plagued by a deteriorating infrastructure. Russia's role and its reintegration into the global political economy are also unsettled, and internal regional conflicts continue to exist.

The Russian economy relies heavily on the production and export of oil. Russia also has substantial trading links with Iraq. Because Russia is highly sensitive to changes in the world oil price and because of recent United States legal and military action against Iraq, it is even more difficult to predict future oil price movements with any certainty and fluctuations in pricing may increase substantially.

There is still no centralized public market for trading Russian securities, despite the number of stock exchanges in Russia, and trading occurs mostly over-the-counter. Corporate governance standards for Russian companies have also proven to be poor, and minority stockholders in Russian companies have suffered losses due to abusive share dilutions, asset transfers and transfer-pricing practices. Stockholders of Russian companies also lack many of the protections available to stockholders of Western issuers. Accounting, financial and auditing reporting by Russian companies is also generally of less quality and less reliable compared with Western companies.

Laws and regulations involving foreign investment in Russian enterprises, title to securities and transfer of title are also relatively new and can change quickly and unpredictably. Moreover, Russia's taxation system is frequently subject to change and enforcement is inconsistent at federal, regional and local levels.


Dilution of Net Asset Value. We will experience a dilution of the aggregate net asset value per share of our common stock upon the completion of this rights offering because the subscription price may be less than our then current net asset value per share. This dilution, which may be substantial, will be experienced by all stockholders, irrespective of whether they exercise all or any portion of their rights. Also, Stockholders who do not fully exercise their rights should expect that they will own a smaller proportional interest in us after the completion of the rights offering. The distribution to stockholders of transferable rights which themselves may have intrinsic value will afford non-participating stockholders the potential of receiving a cash payment upon sale of their rights, receipt of which may be viewed as partial compensation for the dilution of their interest in us. No assurance can be given that a market for the rights will develop or as to the value, if any, that rights will have.


Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that our net asset value will decrease. We cannot predict whether our common stock will trade at, above or below net asset value. Our shares of common stock currently trade at a discount. See "Market and Net Asset Value Information" on page 13 of this prospectus. Stockholders wishing to sell their shares of common stock during this rights offering should be aware that there is greater risk that the discount to net asset value, which may increase during this rights offering, will adversely affect them. This increased risk is because, among other things, the market price per share may reflect anticipated dilution that will result from this rights offering. There can be no assurance that, after the completion of this rights offering, our shares will trade at the same level as our current discount to net asset value.

Exchange Rate Fluctuations and Foreign Currency Considerations. Substantially all of our assets are invested in Central Europe and Russia, and substantially all of the income we receive from these investments will be in euros or other foreign currencies. Since we will compute and distribute income in U.S. dollars, and the computation of income will be made on the day we earn the income, any fluctuation in the value of foreign currency relative to the U.S. dollar between the earning of the income and the time at which we convert the foreign currencies to U.S. dollars may have an adverse impact on us. In addition, since we will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of our securities in our portfolio and the unrealized appreciation or depreciation of our investments.


We generally expect that the foreign currencies received by us with respect to most of our investments will be freely convertible into U.S. dollars on foreign exchange markets and that in most cases the U.S. dollars received will be fully repatriable out of the various foreign countries in which we invest. However, our investments in Russia will be in securities denominated in Russian Rubles, which are not externally convertible into other currencies outside of Russia.



We do not currently, nor do we expect to, engage in foreign exchange transactions as an investment strategy. However, we may enter into forward currency transactions in the future in order to seek to hedge the value of our portfolio, if our investment manager and investment adviser deem it necessary.


Interest Expense. We may, subject to limitations, borrow money for temporary or emergency purposes for the clearance of transactions. Borrowing money will subject us to interest expenses and we may incur other transaction costs.

Certain Provisions of Our Articles of Incorporation and Bylaws. We have provisions in our articles of incorporation and bylaws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure.

Foreign Custody. Our foreign securities and cash are generally held in foreign banks and securities depositories by a global network of custodians. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on our ability to recover our assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

Market Disruption. As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. U.S. military and related action in Iraq and Afghanistan and events in the Middle East could have significant adverse effects on U.S. and world economics and markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to our common stock.

Fee table


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)(1).........   3.75%
  Dividend Reinvestment and Cash Purchase Plan Fees(2)......   None
ANNUAL EXPENSES (as a percentage of net assets attributable
  to common shares)
  Advisory and Management Fees(3)(4)........................      %
  Other Expenses(5).........................................      %
  Total Annual Expenses(4)..................................      %


------------


(1) The dealer manager will receive a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for shares issued pursuant to this rights offering. We have also agreed to reimburse the dealer manager for out-of-pocket expenses up to an aggregate of $100,000. These fees will be borne by us and indirectly by all of our stockholders, including those who do not exercise their rights. See "Our Rights Offering--Distribution Arrangements" on page 21 of this prospectus.


(2) See "Voluntary Cash Purchase Program and Dividend Reinvestment Plan" on page 43 of this prospectus.

(3) See "Our Management" on page 37 of this prospectus and "Investment Advisory and Other Services" on page B-17 of the SAI for additional information.

(4) The indicated advisory and management fees and the expense ratio assume that this rights offering is fully subscribed, yielding estimated net
     proceeds of approximately $        million. It also assumes that net assets
     attributable to our common stock will not increase or decrease due to price or currency fluctuation.

(5) "Other Expenses" have been estimated for the current fiscal year. See "Brokerage Allocation and Other Practices" on page B-18 of the SAI for additional information.

This fee table is intended to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly by investing in our shares.

EXAMPLE

An investor would directly or indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------    -------    -------    --------
$          $          $          $


This example assumes that all dividends and all other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The example also reflects payment of the 3.75% sales load and other expenses incurred in connection with this rights offering. The above tables and the assumption in this example of a 5% annual return are required by SEC regulations applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of our shares. For a more complete description of our costs and expenses, see "Our Management" on page 42 of this prospectus, "Investment Advisory and Other Services" on page B-17 of the SAI and "Brokerage Allocation and Other Practices" on page B-18 of the SAI.


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RATE OF RETURN AND OUR ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

Financial highlights

Set forth below and on the next page is selected data for a share of common stock outstanding throughout each of the years indicated. The information below has been audited by PricewaterhouseCoopers LLP ("PwC"), our independent auditors, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes contained therein. The unqualified report of PwC for the year ended October 31, 2003 is included in the SAI under "Financial Statements."

                                                                                    FOR THE YEAR ENDED OCTOBER 31
                                                                 2003       2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value:
Beginning of year..........................................  $  15.93   $  13.83   $  16.14   $  15.99   $  15.74
                                                             --------   --------   --------   --------   --------
Net investment income (loss)...............................       .21       (.07)       .10       (.09)      (.08)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions............................      6.86       2.37      (2.70)      (.38)       .09
                                                             --------   --------   --------   --------   --------
Increase (decrease) from investment operations.............      7.07       2.30      (2.60)      (.47)      0.01
                                                             --------   --------   --------   --------   --------
Increase resulting from share repurchases..................       .08        .06        .29        .62        .40
                                                             --------   --------   --------   --------   --------
Distributions from net investment income...................        --       (.10)        --         --       (.13)
Distributions from net realized foreign currency gains.....        --       (.13)        --         --       (.01)
Distributions from net realized short-term capital gains...        --         --         --         --         --
Distributions from net realized long-term capital gains....        --         --         --         --         --
                                                             --------   --------   --------   --------   --------
Total distributions(1).....................................        --       (.23)        --         --       (.14)
                                                             --------   --------   --------   --------   --------
Dilution in NAV from dividend reinvestment.................        --       (.03)        --         --       (.02)
                                                             --------   --------   --------   --------   --------
Net asset value:
  End of year..............................................  $  23.08   $  15.93   $  13.83   $  16.14   $  15.99
                                                             ========   ========   ========   ========   ========
Market value:
  End of year..............................................  $  21.25   $  13.25   $  10.95   $ 11.875   $  12.50
Total investment return for the year:(2)
  Based upon market value..................................     60.38%     23.43%     (7.79)%    (5.00)%    (3.29)%
  Based upon net asset value...............................     44.88%     17.05%    (14.31)%      .94%      2.48%
Ratio to average net assets:
  Total expenses before custody credits(3).................      1.51%      1.55%      1.66%      1.37%      1.44%
  Net investment income (loss).............................      1.00%      (.44)%      .63%      (.44)%     (.44)%
Portfolio turnover.........................................     43.88%     57.77%     57.83%     59.17%     60.35%
Net assets at end of year (000's omitted)..................  $177,766   $126,467   $111,213   $140,923   $157,265
(1) For U.S. tax purposes, total distributions consisted
    of:
  Ordinary income..........................................        --   $   0.23         --         --   $   0.14
  Long term capital gains..................................        --         --         --         --         --
                                                             --------   --------   --------   --------   --------
                                                                   --   $   0.23         --         --   $   0.14
                                                             --------   --------   --------   --------   --------
(2) Total investment return based on market value is calculated assuming that shares of our common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in our dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(3) The custody credits are attributable to interest earned on the U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.50%, 1.54%, 1.62%, 1.35% and 1.43% for 2003, 2002,
    2001, 2000 and 1999 respectively.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       FOR THE YEAR ENDED OCTOBER 31
                                                    1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value:
Beginning of year.............................  $  28.00   $  24.56   $  20.70   $  18.65   $  16.76
                                                --------   --------   --------   --------   --------
Net investment income (loss)..................       .13        .09        .17        .13        .19
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions................................     (6.18)      5.26       3.93       2.03       1.76
                                                --------   --------   --------   --------   --------
Increase (decrease) from investment
  operations..................................     (6.05)      5.35       4.10       2.16       1.95
                                                --------   --------   --------   --------   --------
Increase resulting from share repurchases.....       .82        .28        .14        .09        .02
                                                --------   --------   --------   --------   --------
Distributions from net investment income......      (.01)      (.11)      (.13)      (.19)      (.08)
Distributions from net realized foreign
  currency gains..............................        --         --       (.03)      (.01)        --
Distributions from net realized short-term
  capital gains...............................     (1.54)        --         --         --         --
Distributions from net realized long-term
  capital gains...............................     (5.02)     (1.81)      (.22)        --         --
                                                --------   --------   --------   --------   --------
Total distributions...........................     (6.57)     (1.92)      (.38)      (.20)      (.08)
                                                --------   --------   --------   --------   --------
Dilution in NAV from dividend reinvestment....      (.46)      (.27)        --         --
                                                --------   --------   --------   --------   --------
Net asset value:
  End of year.................................  $  15.74   $  28.00   $  24.56   $  20.70   $  18.65
                                                ========   ========   ========   ========   ========
Market value:
  End of year.................................  $13.0625   $ 23.125   $ 19.625   $  16.00   $  15.25
  Total investment return for the year:(1)
  Based upon market value.....................    (22.89)%    28.93%     25.28%      6.37%     (3.42)%
  Based upon net asset value..................    (26.09)%    22.41%     20.74%     12.22%     12.90%
Ratio to average net assets:
  Total expenses..............................      1.17%      1.10%      1.08%      1.24%      1.14%
  Net investment income (loss)................       .56%       .32%       .73%       .68%      1.07%
Portfolio turnover............................     97.48%     68.20%     52.30%     38.89%     32.38%
Net assets at end of year (000's omitted).....  $173,825   $325,972   $289,133   $247,529   $226,554

------------

(1) Total investment return based on market value is calculated assuming that shares of our common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in our dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

--------------------------------------------------------------------------------
 12

--------------------------------------------------------------------------------

Market and net asset value information


Our outstanding common stock is, and the shares offered for subscription pursuant to this rights offering, will be listed on the NYSE. Our common stock is also listed on the Regulated Market Segment (Geregelter Markt) of the Frankfurt Stock Exchange. Since our commencement of operations in March 1990, our common stock traded in the market at both a premium and a discount to net asset value. Since 1990, our common stock has generally traded at a discount to net asset value. Our officers have not determined the reasons why our common stock has traded at a discount to net asset value, nor can they predict whether our common stock will continue to trade at a discount to net asset value, and if so, the level of such discount. Shares of closed-end investment companies frequently trade at a discount to net asset value.



We announced the preliminary filing with the United States Securities and Exchange Commission in connection with this rights offering on January 9, 2004. The net asset values per share of our common stock at the close of business on
January 9, 2004 and           , 2004, the last business day prior to the date of
this prospectus, were $26.47 and $          , respectively, and the last
reported sale prices of a share of common stock on the NYSE were $25.41 and
$          , respectively, 96.0% and      % of net asset value, respectively.


The following table sets forth for our common stock for the periods indicated:
(i) the per share net asset value corresponding to the high/low market price for each quarter, (ii) the per share high and low market price on the NYSE, (iii) the discount to net asset value of each high/low market price and (iv) the total volume of trading on the NYSE during the period.


                                                                              DISCOUNT TO NET
                                   NET ASSET VALUE(1)     MARKET PRICE(2)     ASSET VALUE (%)     VOLUME OF
COMMON STOCK                          HIGH        LOW      HIGH       LOW      HIGH       LOW    TRADING(3)
-----------------------------------------------------------------------------------------------------------
Fiscal Year 2002
  January 31, 2002...............  $16.00     $13.83     $13.25    $11.00    17.19%    20.46%      729,200
  April 30, 2002.................  $17.25     $15.12     $14.89    $12.55    13.68%    17.00%      652,100
  July 31, 2002..................  $17.79     $14.33     $15.34    $11.60    13.77%    19.05%      804,100
  October 31, 2002...............  $15.93     $14.21     $13.25    $11.67    16.82%    17.87%      438,800
Fiscal Year 2003
  January 31, 2003...............  $17.37     $16.03     $15.05    $13.25    13.36%    17.34%      481,300
  April 30, 2003.................  $17.72     $15.81     $14.99    $13.25    15.41%    16.19%      623,800
  July 31, 2003..................  $20.29     $18.13     $17.61    $14.99    13.21%    17.32%    1,379,600
  October 31, 2003...............  $24.73     $20.26     $23.65    $17.40     4.37%    14.12%    1,965,500
Fiscal Year 2004
  January 31, 2004...............  $26.30     $22.36     $25.82    $20.02     1.83%    10.47%    1,444,035


------------
(1) Based on our computations.

(2) As reported by the NYSE.

(3) As reported by the NYSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our rights offering

PURPOSE OF OUR RIGHTS OFFERING


Our board of directors has determined that it would be in our best interest and in our stockholders best interest to increase our assets available for investment, thereby permitting us to take advantage more fully of investment opportunities in Central Europe, Russia and Turkey. In connection with our directors' consideration of this rights offering, our investment manager and investment adviser believe that the outlook for a number of industries and companies in Central Europe, Russia and Turkey is promising.


This rights offering provides existing stockholders the opportunity to purchase additional shares of our common stock at a price below market price and net asset value (subject to the sales load described in this prospectus). The distribution to stockholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for the dilution of their interests. In addition, our board of directors believes that increasing our assets available for investment should result in a modest lowering of our expenses as a percentage of average net assets because our fixed cost can be spread over a larger asset base. Moreover, our board of directors considered the impact of this rights offering on our net asset value per share. For a discussion of the potential impact of this rights offering on current stockholders, such as dilution, see "Risk Factors and Special Considerations" on page 29 of this prospectus and "--Investment Considerations" below on page 24.


In determining that this rights offering was in our best interest and in the best interest of our stockholders, our board of directors retained UBS Securities LLC, the dealer manager in this rights offering, to provide us with financial advisory, marketing and soliciting services relating to this rights offering, including the structure, timing and terms of the rights offering. In addition, our board of directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this rights offering is not fully subscribed and the experience of the dealer manager in conducting rights offerings.


There is no assurance that this rights offering will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered.

We may, in the future and at our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this rights offering. Any such future rights offering will be made in accordance with the Investment Company Act.

For a discussion of certain benefits of this rights offering to our affiliates, see "--Certain Effects of This Rights Offering" below on page 23.

TERMS OF THE OFFER

We are issuing to stockholders on the record date transferable rights to
subscribe for an aggregate of           shares of our common stock. Stockholders
of record will receive one right for each share of our common stock held on the record date. Each stockholder on the record date, or each rights holder, will be entitled to acquire at the subscription price one share of our common stock for every three rights held. Fractional shares of our common stock will not be issued upon the exercise of rights; accordingly, rights may be exercised only in integral multiples of three, except that any stockholder on the record date who is issued fewer than three rights may subscribe, at the subscription price, for one full share of our common stock. Rights may be exercised at any time during
the subscription period, which commences on           , 2004 and ends on the
expiration date, which is 5:00 p.m., New York City time, on           , 2004. We
may extend the expiration date until 5:00 p.m., New York City time, to a date
not later than           ,

--------------------------------------------------------------------------------
 14

OUR RIGHTS OFFERING
--------------------------------------------------------------------------------

2004. See "--Expiration of This Rights Offering" below on page 18. Shares of our common stock not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, to our stockholders on the record date who fully exercise the rights issued to them pursuant to this rights offering (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of our common stock) and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights, subject to certain limitations and subject to allotment. Investors who are not stockholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. See "--Over-Subscription Privilege" below on page 15.

For purposes of determining the maximum number of shares of our common stock a stockholder may acquire pursuant to this rights offering, broker-dealers whose shares are held of record by Cede & Co., the nominee for the Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the rights that are held by Cede & Co. or such other depository or nominee on their behalf.


The rights are transferable and application will be made to list them for trading on the NYSE under the symbol "CEE.RT." See "--Transferability and Sale of Rights" below on page 16.


Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated subscription price, to the subscription agent. A rights holder will have no right to rescind a purchase after the subscription agent has received a completed subscription certificate together with payment for the shares offered pursuant to this rights offering. Rights holders who exercise the rights will not know at the time of exercise the subscription price of the shares being acquired and will be required initially to pay for both the shares subscribed for during the subscription period and, if eligible, any additional shares subscribed for pursuant to the over-subscription
privilege at the estimated subscription price of $     per share. For a
discussion of the method by which rights may be exercised and shares paid for, see "--Exercise of Rights" below on page 18 and "--Payment for Shares" below on page 19.

There is no minimum number of rights which must be exercised in order for this rights offering to close.

OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for during the subscription period will be offered, by means of the over-subscription privilege, only to stockholders on the record date who have exercised all rights issued to them (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share of our common stock) and who wish to acquire more than the number of our shares of our common stock for which the rights issued to them are exercisable. Investors who are not stockholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this rights offering, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege.

Stockholders on the record date who are fully exercising their rights during the subscription period should indicate, on the subscription certificate which they submit with respect to the exercise of the rights issued to them, how many shares they are willing to acquire pursuant to the over-subscription privilege.

All over-subscriptions will be honored in full to the extent that our shares of common stock not subscribed for during the subscription period are available. If there are insufficient shares of our common stock to honor all over-subscriptions, the available shares of our common stock will be allocated pro rata among those who over-subscribe based solely on the number of rights initially issued to them pursuant to this rights offering, so that the number of shares of our common stock issued to stockholders who subscribe pursuant to the over-subscription privilege will generally be in proportion

--------------------------------------------------------------------------------

OUR RIGHTS OFFERING
--------------------------------------------------------------------------------

to the number of shares of our common stock owned by them on the record date. The allocation process may involve a series of allocations in order to assure that the total number of shares of common stock available for over-subscriptions is distributed on a pro rata basis.

We will not offer or sell any shares of our common stock which are not subscribed for during the subscription period or pursuant to the over-subscription privilege.

TRANSFERABILITY AND SALE OF RIGHTS


The rights are transferable until the close of business on the last business day
prior to the expiration date, which is           , 2004, unless we extend the
expiration date, until 5:00 p.m., New York City time, to a date not later than
          , 2004. Application will be made to list the rights on the NYSE under the symbol "CEE.RT," subject to notice of issuance. Trading in the rights on the
NYSE is expected to be conducted on a when-issued basis from           , 2004
until the record date; thereafter, they will trade regular way until the expiration date (including extensions). Stockholders are encouraged to contact their broker, bank or financial adviser for more information about trading the rights. We will use our best efforts to ensure that an adequate trading market for the rights will exist, although there is no assurance that a market for the rights will develop. Assuming a market exist for the rights, the rights may be purchased and sold through usual brokerage channels or sold through the subscription agent.


Sales through Subscription Agent and Dealer Manager. Stockholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this rights offering may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the
subscription agent on or before           , 2004, (or, if the subscription
period is extended, on or before two business days prior to the extended expiration date). Upon the timely receipt by the subscription agent of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase or to use its best efforts to complete the sale, and the subscription agent will remit the proceeds of the sale to the selling stockholder. If the rights are sold, sales of those rights will be deemed to have been effected at the weighted average price received by the dealer manager on the day those rights are sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date (or, if the subscription period is extended, as of the fourth business day prior to the extended expiration date). The subscription agent will hold the proceeds from those sales for the benefit of those nonclaiming stockholders until the proceeds are either claimed or escheat. There can be no assurance that the dealer manager will purchase or be able to complete the sale of any of those rights and neither we nor the dealer manager have guaranteed any minimum sales price for the rights. If a stockholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights issued to them pursuant to this rights offering, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other Transfers. The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. If this occurs, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription

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 16

OUR RIGHTS OFFERING
--------------------------------------------------------------------------------

certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Exchange Act, subject to the standards and procedures we adopt.

Stockholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date for: (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights, and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date.

Except for the fees charged by the subscription agent and dealer manager (which we will pay), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights will be for the account of the transferor of the rights, and none of these commissions, fees or expenses will be paid by us, the subscription agent or the dealer manager.


We anticipate that the rights will be eligible for transfer through, and that the exercise of the primary subscription (and the over-subscription) may be effected through, the facilities of DTC using the PSOP System at or prior to 5:00 p.m., New York City time, on the expiration date.


THE SUBSCRIPTION PRICE


The subscription price per share of our common stock will be      % of the lower
of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date and the preceding four business days and (ii) the net asset value per share as of the close of business on the expiration date. For example, if the average of the last reported sale prices on the NYSE on the expiration date and the preceding four business days of a share
of our common stock is $          and the net asset value per share of our
common stock on the expiration date is $          , the subscription price would
be $          (     % of $          ). If, however, the five-day average of the
last reported sale prices on the NYSE on the expiration date is $          , and
the net asset value per share of our common stock on such date is $          ,
the subscription price would be $          (     % of $          ). Since the
expiration date of the subscription period will be           , 2004 (unless we
extend the subscription period), rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for on primary subscription and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the
estimated subscription price of $     per share. See "Payment for Shares" below.
Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent. We do not have the right to withdraw the rights or cancel this rights offering after the rights have been distributed.



We announced the preliminary filing with the United States Securities and Exchange Commission in connection with this rights offering on January 9, 2004. The net asset values per share of our common stock at the close of business on
January 9, 2004 and on           , 2004, the last business day prior to the date
of this prospectus, were $26.47 and $          , respectively, and the last
reported sale prices of a share of our common stock on the NYSE on such dates
were $25.41 and $          , respectively, equivalent to 96.0% and      % of net
asset value, respectively. See "Market and Net Asset Value Information" on page 13 of this prospectus.


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                                                                              17
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OUR RIGHTS OFFERING
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EXPIRATION OF THIS RIGHTS OFFERING

The offer will expire at 5:00 p.m., New York City time, on           , 2004
unless we extend the expiration date until 5:00 p.m., New York City time, to a
date not later than           , 2004. Rights will expire on the expiration date
and may not be exercised after this date.

SUBSCRIPTION AGENT


The subscription agent for this rights offering is Colbent Corporation, which will receive for its administrative, processing, invoicing and other services as subscription agent a fee estimated to be approximately $35,000, including reimbursement for all out-of-pocket expenses related to this rights offering. Questions regarding the subscription certificates should be directed to Georgenson Shareholder Communication, Inc., our information agent at
1-800-          ; stockholders may also consult their brokers or nominees.
SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT, TOGETHER WITH PAYMENT OF THE ESTIMATED SUBSCRIPTION PRICE, TO COLBENT CORPORATION, ATTENTION: CORPORATE ACTIONS, by one of the methods described below:



                (1) BY MAIL:                               (2) BY EXPRESS MAIL OR
                                                             OVERNIGHT COURIER:
               P.O. Box 859208
          Braintree, MA 02185-9208                           161 Bay State Road
                                                             Braintree, MA 02184
                (3) BY HAND:
 Securities Transfer and Reporting Services
           c/o Colbent Corporation
         100 Williams Street Galeria
             New York, NY 10038


WE WILL HONOR ONLY SUBSCRIPTION CERTIFICATES RECEIVED BY THE SUBSCRIPTION AGENT ON OR PRIOR TO THE EXPIRATION DATE AT ONE OF THE ADDRESSES LISTED ABOVE. DELIVERY TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE WILL NOT CONSTITUTE GOOD DELIVERY.

EXERCISE OF RIGHTS

Rights are evidenced by subscription certificates that will be mailed to stockholders of record or, if stockholder's shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or the other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the subscription agent, together with payment at the estimated subscription price for the shares as described below under "--Payment for Shares" on page 19 of this prospectus. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service. Completed subscription certificates and payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on the expiration date at the offices of the subscription agent at the addresses set forth above under "Subscription Agent."

Stockholders Who Are Record Owners. Stockholders who are record owners can choose between either option set forth below on page 19 under "--Payment for Shares." If time is of the essence, option (2) will permit delivery of the subscription certificate and payment after the expiration date.

Investors Whose Shares Are Held By A Nominee. Stockholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their rights. In that case, the

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
OUR RIGHTS OFFERING
--------------------------------------------------------------------------------

nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth below under "--Payment for Shares."

Nominees. Nominees, such as brokers, trustees or depositories for securities, who hold shares of our common stock for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain those beneficial owners' intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described below on page 19 of this prospectus under "--Payment for Shares."

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner on the record date, as to the aggregate number of rights exercised during the subscription period and the number of shares subscribed for pursuant to the over-subscription privilege by the beneficial owner and that the beneficial owner exercised all the rights issued to them pursuant to this rights offering. Nominee-Holder Over-Subscription Exercise Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominees with the subscription certificates.

INFORMATION AGENT

Any questions or requests for assistance may be directed to the information agent at its telephone number and address listed below:


The information agent for this rights offering is: Georgenson Shareholder Communication, Inc.


Stockholders may also contact their brokers or nominees for information with respect to this rights offering.

The information agent will receive a fee estimated to be approximately
$          , plus reimbursement for all out-of-pocket expenses related to this rights offering.

PAYMENT FOR SHARES

Rights holders who wish to acquire shares of our common stock pursuant to this rights offering or, if eligible, pursuant to the over-subscription privilege may choose between the following methods of payment:


(1) A rights holder can send the subscription certificate together with payment for the shares of our common stock subscribed for during the subscription period and, if eligible, for any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based upon an
    estimated subscription price of $          per share. Subscription will be
    accepted when payment, together with the executed subscription certificate, is received by the subscription agent at one of the addresses set forth above; the payment and subscription certificate must be received by the subscription agent no later than 5:00 p.m., New York City time, on the expiration date. The subscription agent will deposit all checks received by it for the purchase of shares into a segregated interest-bearing account of ours (the interest from which will belong to us) pending proration and distribution of shares of our common stock. A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank located in the United States, must be payable to THE CENTRAL EUROPE AND RUSSIA FUND, INC. and must accompany an executed Subscription Certificate for such Subscription Certificate to be accepted.


--------------------------------------------------------------------------------

OUR RIGHTS OFFERING
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(2) Alternatively, a subscription will be accepted by the subscription agent if, prior to 5:00 p.m., New York City time, on the expiration date, the subscription agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or NYSE member guaranteeing delivery of (i) payment of the full subscription price for the shares of our common stock subscribed for during the subscription period and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and executed subscription certificate and full payment for the shares of our common stock are received by the subscription agent by the close of business on the fifth business day after the expiration date.


On the confirmation date, which will be seven business days following the expiration date, a confirmation will be sent by the subscription agent to each rights holder exercising their rights (or, if shares of our common stock are held by Cede & Co. or any other depository or nominee, to Cede & Co. and that other depository or nominee), showing (i) the number of shares of our common stock acquired during the subscription period, (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per share and total purchase price for the shares and (iv) any additional amount payable to us by the rights holder or any excess to be refunded by us to the rights holder, in each case based on the subscription price as determined on the expiration date. If any rights holder, if eligible, exercises his right to acquire shares of our common stock pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to him will be applied by us toward payment for shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to a rights holder will be mailed by the subscription agent to him as promptly as practicable. All payments by a rights holder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to THE CENTRAL EUROPE AND RUSSIA FUND, INC.


Whichever of the two methods described above is used, issuance and delivery of certificates for the shares of our common stock purchased are subject to collection of checks and actual payment.

A RIGHTS HOLDER WHO HAS EXERCISED THEIR RIGHTS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THE COMPLETED SUBSCRIPTION CERTIFICATE TOGETHER WITH PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

If a rights holder who acquires shares of our common stock during the subscription period or pursuant to the over-subscription privilege does not make payment of any additional amounts due, we reserve the right to take any or all of the following actions: (i) find other stockholders for the subscribed and unpaid for shares; (ii) apply any payment actually received by us toward the purchase of the greatest whole number of shares which could be acquired by the rights holder upon exercise of his rights acquired during the subscription period or pursuant to the over-subscription privilege; or (iii) exercise any and all other rights or remedies to which we may be entitled, including, without limitation, the right to set-off against payments actually received by us with respect to the subscribed shares.

The method of delivery of subscription certificates and payment of the subscription price to the subscription agent will be at the election and risk of the stockholders, but if sent by mail it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

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
OUR RIGHTS OFFERING
--------------------------------------------------------------------------------

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, which determinations will be final and binding. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE

We have, pursuant to the SEC's regulatory requirements, undertaken to suspend
this rights offering until we amend this prospectus if subsequent to           ,
2004, the effective date of our registration statement, our net asset value declines more than 10% from our net asset value as of that date. In that event, we will notify stockholders on the record date of any such decline and permit them to cancel their exercise of rights.

DELIVERY OF STOCK CERTIFICATES

Participants in our dividend reinvestment plan will have any shares of our common stock acquired pursuant to this rights offering credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede & Co. or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any shares acquired during the subscription period credited to the account of Cede & Co. or other depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated and stock certificates representing these shares will be sent directly to Cede & Co. or other depository or nominee. Stock certificates will not be issued for shares credited to plan accounts for participants in our dividend reinvestment plan. With respect to all other stockholders, stock certificates for all shares acquired pursuant to this rights offering will be mailed promptly after payment for the shares subscribed for has cleared.

DISTRIBUTION ARRANGEMENTS


UBS Securities LLC, 299 Park Avenue, New York, New York 10171, who is a broker-dealer and member of the National Association of Securities Dealers, Inc. will act as dealer manager for this rights offering. Under the terms and subject to the conditions contained in the dealer manager agreement dated the same date as this prospectus, the dealer manager will provide financial advisory services and marketing services in connection with this rights offering and will solicit the exercise of rights and participation in the over-subscription privilege. This rights offering is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate subscription price for shares issued pursuant to this rights offering.



The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to 2.50% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to 0.50% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer manager.


--------------------------------------------------------------------------------

OUR RIGHTS OFFERING
--------------------------------------------------------------------------------


In addition, we have agreed to reimburse the dealer manager up to $100,000 for its reasonable expenses incurred in connection with this rights offering. We and our investment manager have each agreed to indemnify UBS Securities LLC or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misconduct, or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the dealer manager agreement.


Prior to the expiration of this rights offering, the dealer manager may independently offer for sale shares of our common stock, including shares acquired through purchasing and exercising the rights, at prices it sets. The dealer manager may realize profits or losses independent of any fees described in this prospectus.

We have agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of ours or securities convertible into equity or equity related securities for a period of 180 days after the date of the dealer manager agreement without the prior consent of the dealer manager, except for the shares of our common stock issued in reinvestment of dividends or distributions.

FOREIGN RESTRICTIONS

Subscription certificates will not be mailed to stockholders whose record addresses are outside the United States, which includes the District of Columbia, and the territories and possessions of the United States. These stockholders will receive written notice of this rights offering. The rights to which these subscription certificates relate will be held by the subscription agent for these stockholders' accounts until instructions are received to exercise the rights. If no instructions have been received by 5:00 p.m., New
York City time on           , 2004, three business days prior to the expiration
date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the rights of these stockholders will be transferred by the subscription agent to the dealer manager who will either purchase the rights or use its best efforts to sell the rights. The net proceeds, if any, from sale of those rights by or to the dealer manager will be remitted to these stockholders.

FEDERAL INCOME TAX CONSEQUENCES

The following summary of the material United States federal income tax consequences of the issuance and exercise transfer or lapse of the rights does not discuss all aspects of federal income taxation that may be relevant to a particular stockholder, and stockholders should consult their own tax advisors regarding the tax consequences, including state, local and foreign tax consequences, relevant to their particular circumstances.

(1) The value of a right will not be includible in the income of a stockholder at the time the right is issued.

(2) The basis of a right issued to a stockholder will be zero, and the basis of the share with respect to which the right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the right on the date of distribution is at least 15% of the fair market value of the old share, or (b) the stockholder affirmatively elects (in the manner set out in Treasury Regulations under the Internal Revenue Code of 1986, as amended (the "Code")) to allocate to the right a portion of the basis of the old share. If either (a) or (b) applies, the stockholder must allocate basis between the old share and the right in proportion to their fair market values on the date of distribution.

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
OUR RIGHTS OFFERING
--------------------------------------------------------------------------------

(3) The basis of a right purchased in the market will generally be its purchase price.

(4) The holding period of a right issued to a stockholder will include the holding period of the old share.

(5) No loss will be recognized by a stockholder if a right distributed to the stockholder expires unexercised because the basis of the old share may be allocated to a right only if the right is exercised. If a right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the right.

(6) Any gain or loss on the sale of a right will be a capital gain or loss if the right is held as a capital asset (which in the case of rights issued to stockholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period exceeds one year.

(7) No gain or loss will be recognized by a stockholder upon the exercise of a right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the right and the subscription price for the new share. The holding period for the new share will begin with the date on which the right is exercised.

EMPLOYEE PLAN CONSIDERATIONS

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to the employee retirement plan (other than rollover contributions or trustee-to-trustee transfers from other employee retirement plans) in order to exercise rights would be treated as contributions to the employee retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of employee retirement plan qualified under Section 401(a) of the Code and certain other employee retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if rights are sold or transferred by an employee retirement plan.

Employee retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an individual retirement account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may affect the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, employee retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

CERTAIN EFFECTS OF THIS RIGHTS OFFERING

Our investment manager and investment adviser will benefit from this rights offering because the investment management fee and the investment advisory fee are based on our average weekly net assets. See "Our Management" on page 37 of this prospectus and "Investment Advisory and Other Services" on page B-17 of the SAI. It is not possible to state precisely the amount of additional compensation our investment manager and investment adviser will receive as a result of this rights offering because it is not known how many shares of our common stock will be subscribed for and

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                                                                              23

OUR RIGHTS OFFERING
--------------------------------------------------------------------------------

because the proceeds of this rights offering will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all rights are exercised, (ii) our average weekly net asset value during 2004 is
$     per share (the net asset value per share on           , 2004) and (iii)
the subscription price is $          per share (     % of the average of the
last reported sale prices of a share of our common stock on           , 2004 and
the four preceding business days) and after giving effect to dealer manager and soliciting fees, our investment manager and investment adviser would receive additional annual advisory and administrative fees of approximately
$          and $          , respectively. Some of our directors who voted to
authorize this rights offering may benefit indirectly from their affiliations. One of our directors who voted to authorize this rights offering is an interested person of our investment manager and our investment adviser. Another one of our directors is affiliated with UBS Securities LLC, the dealer manager in this rights offering. The other directors who voted to authorize this rights offering are not affiliated with our investment manager, investment adviser or with the dealer manager. See "Our Management" on page 37 of this prospectus and "Management" on page B-8 of the SAI.

INVESTMENT CONSIDERATIONS


Upon completion of this rights offering, stockholders who do not exercise their rights fully will own a smaller proportional interest in us than would be the case if this rights offering had not been made. In addition, because the subscription price per share may be less than the then net asset value per share of our common stock, this rights offering may result in a dilution of net asset value per share of our common stock for all stockholders, irrespective of whether they exercise all or any portion of their rights. This dilution will disproportionately affect stockholders who do not exercise their rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the subscription price will be, what the net asset value per share will be at the expiration date or what proportion of our shares will be subscribed for, the dilution could be substantial. For example, assuming that all rights are exercised, that our net
asset value on the expiration date is $     per share (the net asset value per
share on           , 2004), and that the subscription price is      % of an
average market price of $     per share (the average of the last reported sale
prices of a share of our common stock on           , 2004 and the four preceding
business days), our net asset value per share on this date would be reduced by approximately $
per share, after giving affect to the dealer manager and broker solicitation
fees payable by us, estimated at $          , and other expenses of this rights
offering, estimated at $          , payable by us. Stockholders on the record
date may experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights.


IMPORTANT DATES TO REMEMBER



Record Date.................................................
Subscription Period.........................................     *
Expiration Date.............................................     *
Notices for Guarantees of Delivery Due......................     *
Payment for Guarantees of Delivery Due......................     *
Confirmation Mailed to Participants.........................     *
Final Payment of Shares.....................................     *


------------

* Unless this rights offering is extended.

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 24

--------------------------------------------------------------------------------

Use of proceeds

Assuming all shares in this rights offering are sold at an estimated
subscription price of $     per share, the net proceeds of this rights offering
are estimated to be approximately US $          after payment of the dealer
manager and soliciting fees and estimated offering expenses. However, we do not know whether all rights will be exercised in full, and the subscription price will not be determined until the close of business on the expiration date of this rights offering. We expect that the net proceeds will be invested in accordance with the policies set forth below under "Investment Objective and Policies" and on page B-2 of the SAI under "Investment Objective and Policies" within three months from the expiration date, and in no event will the time period for investment exceed six months.

Investment objective and policies

Our investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. The term "Central Europe" includes, for this purpose:

Republic of Albania                       Federal Republic of Germany                   Romania
Republic of Austria                       Republic of Hungary                           Slovak Republic
Republic of Bosnia and Herzegovina        Republic of Latvia                            Republic of Slovenia
Republic of Belarus                       Grand Duchy of Liechtenstein                  Swiss Confederation
                                                                                        ("Switzerland")
Republic of Bulgaria                      Republic of Lithuania                         Ukraine
Republic of Croatia                       Former Yugoslav Republic of Macedonia         Federal Republic of Yugoslavia
Czech Republic                            Republic of Moldova
Republic of Estonia                       Republic of Poland

A map showing these countries is set forth on the inside cover page of this prospectus.

Under normal circumstances, at least 80% of our net assets will be invested in the securities of issuers domiciled in Central Europe or Russia. If we borrow money (referred to as "leverage"), which we are permitted to do only for emergency or exceptional circumstances, the 80% minimum will apply to the total of our net assets plus the amount of those borrowings. We may also invest in equity or equity-linked securities of issuers domiciled elsewhere in Europe. An issuer is deemed to be "domiciled" in a country or region if:

+ it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region,

+ it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by our investment manager, or

+  its equity securities are traded principally in that country or region.

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                                                                              25
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INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The term "Europe" includes the countries of Central Europe, as well as:

Kingdom of Belgium                  Republic of Ireland               Kingdom of Spain
Kingdom of Denmark                  Italian Republic                  Kingdom of Sweden
Republic of Finland                 Grand Duchy of Luxembourg         Republic of Turkey
Republic of France                  Kingdom of the                    United Kingdom of Great Britain and Northern Ireland
                                    Netherlands
Hellenic Republic ("Greece")        Kingdom of Norway
Republic of Iceland                 Republic of Portugal

Any future country or countries (or other political entity) formed by combination or division of the countries comprising Central Europe, Europe or Russia shall also be deemed to be included within the term "Central Europe", "Europe" or "Russia", respectively.

Our investment objective and the investment policies described above are fundamental and may be changed only by the approval of a majority of our outstanding voting securities. Under the Investment Company Act, a "majority" means 67% of our shares present at a meeting of our stockholders if the owners of more than 50% of our shares then outstanding are present in person or by proxy or, if lower, more than 50% of our outstanding shares. We refer to this approval voting level as a "majority vote." We will not trade in securities for short-term gain. Current interest and dividend income are not an objective of ours. No assurance can be given that we will be able to achieve our objective.

For purposes of the above policies and for the policies and practices described below in "--Portfolio Structure" and "--Other Investment Practices," all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from our portfolio.

PORTFOLIO STRUCTURE

We will seek to achieve our investment objective of long-term capital appreciation primarily by investing in equity and equity-linked securities of companies in a spectrum of industries. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities refer to debt securities convertible into equity and securities such as warrants, options and futures, the prices of which reflect the value of the underlying equity securities receivable upon exercise or settlement of the linked security. For a discussion of the types of futures and options that we may or may not invest in, see "--Other Investment Practices" described below and "Investment Objective and Policies--Futures and Options" on page B-3 of the SAI.

We will not concentrate investments in any one industry. Non-concentration means that we will not invest more than 25% of our total assets in the securities of issuers in any one industry. For purposes of this non-concentration policy, our investment manager generally classifies the issuers of our portfolio securities according to the broad industry classification used by Standard & Poor's Corporation.

In selecting industries and companies for our investments, our investment adviser and the investment manager generally consider factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation.


We have no current intention of focusing our investments in any particular countries other than Poland, Russia, Hungary, the Czech Republic and Turkey. Our investments in Poland, Russia, Hungary and the Czech Republic are and may in the future be significant. In addition, our investments in Turkey may in the future be significant. On December 31, 2003, the percentages of our total assets invested in these countries were: Poland--32.9%, Russia--30.9%, Hungary--21.3%, the Czech Republic--11.2% and Turkey--0.0%.


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INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


Nonetheless, except as described below, there are no prescribed limits on geographic asset distribution and, from time to time, a significant portion of our assets may be invested in companies domiciled in as few as three countries. Our board of directors has also adopted a non-fundamental policy, which may be changed without stockholder approval, that for the time being permits us to invest up to the following percentages of the value of our total assets in equity and equity-linked securities of issuers domiciled in the following countries. Our board reserves the right to change this policy.



COUNTRY                                                        PERCENTAGE OF TOTAL ASSET LIMIT
-------                                                        -------------------------------
Poland......................................................                 65%
Hungary.....................................................                 50%
Russia......................................................                 50%*
Czech Republic..............................................                 30%
Turkey......................................................                 20%**
Any single other country....................................                 15%


---------------


 * Our Board of Directors has increased the percentage limit for investment in Russia from 35% to 50%, effective upon the completion of this rights offering.



** Our Board of Directors has increased the percentage limit for investment in Turkey from 15% to 20%, effective upon the completion of this rights offering.


We may not purchase more than 10% of the outstanding voting securities of any single issuer.

Although we intend to focus our investments in equities or equity-linked securities that are listed on a recognized securities exchange or otherwise publicly traded, we may also invest in securities that are not readily marketable.

We may also invest in other investment companies, subject to applicable limitations under the Investment Company Act. These limitations include a prohibition on our acquiring more than 3% of the voting securities of any other investment company, more than 5% of our total assets in securities of any one investment company, or more than 10% of our total assets in securities of all investment companies combined. Any investment companies in which we may invest will have a policy of investing all or substantially all of their assets in one or more European countries or Russia. Investments in other investment companies may involve an additional layer of expenses because of the fees and expenses payable by such other investment companies. In determining whether to invest our assets in other investment companies, our investment manager and investment adviser will take into consideration, among other factors, the advisory fee and other expenses payable by those other investment companies.

OTHER INVESTMENT PRACTICES

In addition to the investment practices discussed above in "Investment Objective and Policies--Portfolio Structure," we may also invest in additional types of securities, such as warrants, if consistent with our investment objective, and participation certificates of issuers in any European country or Russia. Participation certificates generally entitle the holder to participate in dividend distributions, but not to vote or claim assets in liquidation.

For hedging purposes, we may also purchase put and call options on stock of European or Russian issuers and, if and when permitted by applicable U.S. law, invest in the index and bond futures of any other derivative securities listed on any organized exchange. We may also purchase put and call options on bonds and other securities, as well as securities indices and, to the extent permitted by applicable U.S. law, may invest in other options, futures and options on futures with respect to any

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                                                                              27
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INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

securities or securities indices compatible with our investment objective that may from time to time become available on any organized exchange.

We may also write (also referred to as "selling") covered call options on our portfolio securities and appropriate securities indices for purposes of generating income. We may write covered call options on portfolio securities and appropriate securities indices up to the amount of its entire portfolio.

We may invest up to 20% of our total assets in fixed income securities of European or Russian issuers. For temporary defensive purposes, we also may invest in money market instruments denominated in U.S. dollars or in a European or Russian currency or composite currency, including bank time deposits and certificates of deposit.

We may also lend our portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by our board of directors. We may lend our portfolio securities so long as the terms and the structure of the loans are consistent with the Investment Company Act.

Although we do not currently engage in foreign exchange transactions as an investment strategy, we may, when our investment adviser and our investment manager deem it advisable, attempt to hedge our foreign currency exposure by entering into forward currency contracts.

For a more detailed discussion of our investment practices with respect to warrants, participation certificates, futures and options, fixed income securities, securities lending and currency transactions and the special considerations relevant to those practices, see "Investment Objective and Policies" on page B-2 of the SAI. For information regarding other investment restrictions, see "Investment Restrictions" on page B-5 of the SAI.

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 28

--------------------------------------------------------------------------------

Risk factors and special considerations

RISK FACTORS RELATING TO FOREIGN INVESTMENT GENERALLY

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others:

+  generally less liquid and less efficient securities markets;

+  generally greater price volatility;

+ exchange rate fluctuations and exchange controls and the costs associated therewith;

+  currency fluctuation;

+  imposition of restrictions on the expatriation of funds or other assets;

+  less publicly available information about issuers;

+  the imposition of taxes;

+  higher transaction and custody costs;

+  settlement delays and risk of loss;

+  difficulties in enforcing contracts;

+  difficulties in obtaining or enforcing a court judgment;

+  less liquidity and smaller market capitalizations;

+  lesser governmental regulation of the securities markets;

+  different accounting, auditing, financial and disclosure standards;

+  governmental interference;

+  higher inflation;

+  social, economic and political uncertainties;

+  the risk of expropriation of assets; and

+  the risk of war.

Some foreign markets in which we invest are considered to be emerging market countries. Investment in these countries subjects us to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

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                                                                              29
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RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase our costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. We could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require us to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to us.

No established secondary markets may exist for many of the emerging market issuer securities in which we invest. Reduced secondary market liquidity may have an adverse effect on market price and our ability to dispose of particular instruments when necessary. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for us to obtain accurate market quotations for purposes of valuing our portfolio and calculating our net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

RISK FACTORS RELATING TO INVESTMENT IN CENTRAL EUROPE

Central European countries are in varying stages of transition towards market-oriented economies based on private and entrepreneurial initiatives, multi-party democracies, pluralism and market economies. These countries experienced extremely volatile market performance in the past decade, and investing in securities of Central European issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. In addition, a substantial portion of the economic growth, if any, of Central European countries is attributable to their exporting industries rather than domestic consumption; therefore, the Central European countries are also highly susceptible to economic downturns in Western European countries and the United States, which are substantial consumers of their exported products.

Central European markets continue to be relatively volatile, and our investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors. We are subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. There are also individual exceptions within Central Europe from a risk perspective. For example, while the Republic of Belarus and the Republic of Moldova are geographically in the same region, their economies are significantly less developed than those of other Central European countries. Less developed markets involve higher levels of risk. In addition, many companies in Central Europe generally do not have operating histories of significant duration. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded in more developed markets.

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RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

Investing in any developing market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. The specific nature of such risks may vary according to the Central European country in which investments are made. These risks include, among others:

+ the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss;

+ controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on our ability to exchange local currencies for U.S. dollars;

+ greater social, economic and political uncertainty (including regional conflict and the risk of war);

+  transitional forms of government;

+ delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in certain Central European countries;

+ risks in connection with the maintenance of our portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to us;

+ the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;

+ pervasiveness of public corruption and crime in the economic systems of certain Central European countries;

+ greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which we may invest;

+ currency exchange rate volatility and the lack of available currency hedging instruments;

+ the use of derivative instruments, which may include: forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon;

+ higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation);

+ the risk that, by possibly investing significantly in certain multi-industry sectors, we may be affected more by any single economic, political or regulatory development relating to a specific sector;

+ the financial condition of Central European issuers, including any debt amounts and the fact that such issuers may be smaller, less seasoned and newly organized;

+  the risk that dividends may be withheld at the source;

+ dependency on exports and the corresponding importance of international trade;

+ the difference in, or lack of, disclosure, auditing and financial reporting standards, which may result in unavailability of material information about issuers in many Central European countries;

+ the risk that the tax systems of Central European countries may not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation;

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                                                                              31

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

+ the fact that statistical information regarding the economy of Central European countries may be inaccurate or not comparable to statistical information regarding the United States or other economies;

+ less extensive regulation of the securities markets than in more developed countries;

+ markets that may be substantially influenced by insider trading and other market practices not accepted in developed markets;

+ the risks associated with the difficulties that may occur in pricing our portfolio securities;

+ possible difficulty in identifying a purchaser of securities held by us due to the underdeveloped nature of the securities markets in Central Europe; and

+ the risk of lawsuits arising from restrictive regulations and practices with respect to foreign investment in particular industries.

RISKS FACTORS RELATING TO INVESTMENT IN RUSSIA

Investing in Russia subjects us to many of the same risks associated with investing in Central European countries that are described above. However, there are significant risks inherent in Russian securities that are not typically associated with securities of companies in more developed countries. The value of Russian securities may be affected by various uncertainties, such as economic, political and social instability, investment and regulatory risk, including crime and corruption in government and business, and inconsistency and underdevelopment of Russia's tax and legal systems. As is the case with issuers in most emerging markets, Russian securities are subject to a higher degree of volatility than the securities of Western companies. Although investment in Central European countries shares some of these risks, as described above, investments in Russia should be considered to have greater risks.

Since the break-up of the USSR at the end of 1991, Russia has undergone substantial and, at times, turbulent economic disruption and political and social upheaval. Russia continues to make the transition from a centrally controlled command system to a market-oriented, democratic model of government, but its continued development, and the pace with which it continues to make the transition, remains uncertain. Since 1991, Russia has been affected by declines in gross domestic product (GDP), hyperinflation, an unstable currency and high government indebtedness relative to GDP. The Russian economy also suffers from the lack of an effective banking system and a significant proportion of commercial transactions are settled in kind or by the use of promissory notes. The Russian economy is also plagued by a deteriorating infrastructure due to poor funding and maintenance, and potential inflationary pressures and currency devaluation as a result of insufficient funding on its debts. Russia's role and its reintegration into the global political economy are also unsettled. Moreover, internal regional conflicts continue to exist, which highlight the political tension between the central government in Moscow and certain regions within the Russian Federation. At times, the Russian government also engages in expropriation, nationalism and confiscation of assets.

Russia's lower house of parliament, the Duma, held elections on December 9th, 2003. The elections have resulted in a firmer shift of power towards parties professing loyalty to President Vladimir Putin, who with their support now has a simple majority that would allow him to pass legislation without having to compromise with other parties. There is also the possibility that an alliance of the parties loyal to President Putin could effect changes in Russia's constitution, including extending the term for which the President is allowed to serve. The election also led to the defeat of liberal and free-market political parties, which failed to attain the necessary 5% of the votes to gain seats in the Duma. At the same time one ultra-nationalistic party was able to double its representation in parliament. The election was criticized almost unanimously by independent observers, and allegations of election tampering remain unresolved. President Putin himself has been criticized for using state-run media

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RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

outlets, which control major segments of Russia's media landscape, for election purposes, as well as for failing to enforce a Russian law that would have mandated similar coverage for other political parties. Russia's transition towards a well-functioning democracy remains uncertain and much will depend on President Putin in the future, particularly on his relationship to the parties now loyal to him. President Putin will run for reelection in March of 2004.

The Russian economy relies heavily on the production and export of oil. Oil and gas companies can be significantly affected by the supply of and demand for energy fuels generally as well as the supply of and demand for oil and gas in particular, the general condition of industries that serve oil and gas companies, price fluctuations in energy and oil and gas prices, exploration and production spending, energy conservation, the success of exploration projects, government regulation, including taxation, world events, events involving nature, other events involving international politics, increased competition, social views, environmental concerns and economic conditions. Natural gas companies, moreover, are subject to changes in price and supply of both conventional and alternative energy sources. Russia also has substantial trading links with Iraq. Because Russia is highly sensitive to changes in the world oil price and because of recent United States military action against Iraq, it is even more difficult to predict future oil price movements with any certainty and fluctuations in pricing may increase substantially.

In addition, Russia's largest oil company, Yukos, is undergoing significant difficulties. An investigation over several billion U.S. dollars worth of allegedly back taxes has been launched, and the company's former chief executive has been arrested and charged with tax evasion and fraud. In early 2003 Yukos and Sibneft, another major Russian oil company, began merger talks which would have resulted in the world's fourth largest oil company. Sibneft has since announced it is terminating the merger, and the company is currently in the process of repurchasing the majority of its shares from Yukos. Yukos' difficulties have led to uncertainty in the Russian markets in general, and allegations of political motivations behind the company's investigation have added further uncertainty.

There is still no centralized public market for trading Russian securities, despite the number of stock exchanges in Russia, and trading occurs mostly over-the-counter. The Russian securities market is still developing and is regulated by several different authorities that are often in competition with each other, resulting in contradictory regulations, at times. Corporate governance standards for Russian companies have also proven to be poor, and minority stockholders in Russian companies have suffered losses due to abusive share dilutions, asset transfers and transfer-pricing practices. Stockholders of Russian securities also lack many of the protections available to stockholders of Western issuers. In addition, businesses and parts of the Russian economic system also continue to suffer from very high crime levels, including extortion and fraud. Moreover, accounting, financial and auditing reporting by Russian companies is also generally of less quality and less reliable compared with Western companies.

Laws and regulations involving foreign investment in Russian enterprises, title to securities and transfer of title are also relatively new and can change quickly and unpredictably in a manner far more volatile than in developed market economies. We may also experience difficulty transferring income received in investments in Russian issuers, such as profits, dividends and interest payments, abroad. See "--Exchange Rate Fluctuations and Foreign Currency Considerations" below on page 34.

Russia's taxation system is frequently subject to change, and enforcement is inconsistent at federal, regional and local levels. Decision-making and enforcement under Russia's legal system also lack any consistency as a result of the volume of new legislation and political instability.

DILUTION OF NET ASSET VALUE

A dilution of the aggregate net asset value on a share of our common stock may be experienced as a result of this rights offering because the subscription price may be less than our then current net asset

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                                                                              33
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RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------


value per share. This dilution will be experienced by all stockholders, irrespective of whether they exercise all or a portion of their rights. In addition, as a result of the terms of this rights offering, stockholders who do not fully exercise their rights should expect that they will, at the completion of this rights offering, own a smaller proportional interest in us than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what proportion of the shares will be subscribed for as a result of this rights offering, what the subscription price will be or what the net asset value per share will be on the expiration date, the dilution could be substantial. For example, assuming that all rights are exercised and that the subscription price
of $          is approximately      % below our net asset value of
$          per share on           , 2004, our net asset value per share (after
payment of the financial advisory and soliciting fees and estimated offering expenses) would be reduced by approximately $ per share. The distribution to stockholders of transferable rights which themselves may have intrinsic value will also afford non-participating stockholders the potential of receiving a cash payment upon sale of their rights, receipt of which may be viewed as partial compensation for the dilution of their interest in us. No assurance can be given that a market for the rights will develop or as to the value, if any, that rights will have.


NET ASSET VALUE DISCOUNT


As with any stock, the price of our shares of common stock will fluctuate with market conditions and other factors. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that our net asset value will decrease. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of purchasing shares of a closed-end fund which might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares of common stock are not entitled to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares on the NYSE. Stockholders wishing to sell their shares of common stock during this rights offering should be aware that there is greater risk that the discount to net asset value, which may increase during this rights offering, will adversely affect them. This increased risk is because, among other things, the market price per share may reflect anticipated dilution that will result from this rights offering. There can be no assurance that, after the completion of this rights offering, our shares will trade at the same level as our current discount to net asset value. For information about our common stock and its current and historical performance, see "Market and Net Asset Value Information" on page 13 of this prospectus and "Description of Common Stock" on page 66 of this prospectus.


EXCHANGE RATE FLUCTUATIONS AND FOREIGN CURRENCY CONSIDERATIONS

Substantially all of our assets are invested in Central Europe and Russia, and substantially all of the income we receive from these investments will be in euros or other foreign currencies. We anticipate that in general the foreign currencies received by us with respect to most of our investments will be freely convertible into U.S. dollars on foreign exchange markets and that in most cases the U.S. dollars received will be fully repatriable out of the various foreign countries in which we invest. However, our investments in Russia will be in securities denominated in Russian Roubles, which are not externally convertible into other currencies outside of Russia. There can be no assurance that the foreign countries in which we invest will not impose restrictions in the future movement of U.S. dollars or foreign currencies across local borders or on the convertibility of the foreign currencies into U.S. dollars.

The value of our assets and income will be measured in U.S. dollars. Assets and liabilities denominated in euros or other foreign currency amounts are translated into U.S. dollars at 10:00 a.m. mid-point of

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--------------------------------------------------------------------------------

the buying and selling spot rates quoted by the Federal Reserve Bank of New York. We will compute and distribute income in U.S. dollars, and the computation of income will be made on the day we earn the income. Therefore, if the value of foreign securities in which we receive income falls relative to the U.S. dollar between the earning of the income and the time at which we convert the foreign currencies to U.S. dollars, we may be required to liquidate securities in order to make distributions if we have insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on our performance.

Since we will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of our securities in our portfolio and the unrealized appreciation or depreciation of our investments. Further, we may incur costs in connection with conversions between various currencies.

We do not currently engage in foreign exchange transactions as an investment strategy. However, at such future time as our investment manager and investment advisor believe that one or more currencies in which our securities are denominated might suffer a substantial decline against the U.S. dollar, we may, in order to hedge the value of our portfolio, enter into forward currency contracts. For more information on our investment policies with respect to currency transactions, see "Investment Objective and Policies--Currency Transactions" on page B-5 of the SAI.

INTEREST EXPENSE

We may, subject to limitations described under "Investment Restrictions" in the SAI, borrow money for temporary or emergency purposes for the clearance of transactions. Borrowing money will subject us to interest expenses, and we may incur other transactions costs.

CERTAIN PROVISIONS OF OUR ARTICLES OF INCORPORATION AND BYLAWS


We have provisions in our articles of incorporation and bylaws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure. For a discussion of these provisions, see "Description of Common Stock--Provisions of Our Articles of Incorporation and Bylaws Affecting Change of Control and Extraordinary Transactions" on page 66 of this prospectus.


FOREIGN CUSTODY

Investors Bank and Trust Company ("IBT") acts as our custodian. IBT has agreements with a global network of sub-custodians, which, together with IBT, maintain custody of our portfolio securities and cash. Thus, our foreign securities and cash are generally held in foreign banks and securities depositories. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on our ability to recover our assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for us to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount we can earn on our investments and typically results in a higher operating expense ratio for us than for investment companies invested only in the United States.

MARKET DISRUPTION

As a result of terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. U.S. military and related action in Iraq and Afghanistan and events in the Middle East could have significant adverse effects on U.S. and

--------------------------------------------------------------------------------

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

world economies and markets. We do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to our common stock.

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 36

--------------------------------------------------------------------------------

Our management

INFORMATION REGARDING DIRECTORS AND OFFICERS

Our business and affairs are managed under the direction of our board of directors. The directors approve all significant agreements between us and persons or companies furnishing services to us, including our agreement with our investment manager, investment adviser, custodian and transfer agent. The management of our day-to-day operations is delegated to our officers and to our investment manager and investment adviser, subject always to our investment objective and policies and to the general supervision of our board of directors. We have nine directors, three of whom are "interested persons" (as defined in the Investment Company Act) and six of whom are not "interested persons." An "interested person" is a director who is not independent under the specific requirements of the Investment Company Act. The names and business addresses of our directors and officers and their principal occupations and other affiliations during the past five years are set forth on page B-8 under "Management" in the SAI.

INVESTMENT MANAGER

Deutsche Bank Securities Inc. ("DBSI"), with principal offices located at 60 Wall Street, New York, New York, is our investment manager and administrator. Subject to the supervision of our board of directors and pursuant to recommendations made by our investment adviser, DBSI also determines which securities are suitable for our investment. We pay DBSI an annual management fee equal to 0.65% of our average weekly net assets up to $100 million, and 0.55% for those assets in excess of $100 million.

DBSI is an indirect wholly-owned subsidiary of Deutsche Bank AG. DBSI is engaged in the securities underwriting, investment advisory and securities brokerage business, and it is a member of the NYSE and other principal United States stock exchanges. DBSI also serves as investment manager for The Germany Fund, Inc. and The New Germany Fund, Inc., which are closed-end registered investment companies.

With total assets of approximately $1,826.7 billion, Deutsche Bank AG is the largest commercial and investment bank in Germany and a leading European financial institution, and is ranked among the world's largest banks in terms of total assets as of September 30, 2003. Its principal corporate offices are located at Taunusanlage 12, 60325 Frankfurt am Main, Germany. Deutsche Bank AG and certain of its affiliates are engaged in the management of client funds as well as investment advisory activities. The total amount of funds under management by Deutsche Bank AG and its affiliates was approximately $
billion as of           , 2003.

For additional information about our investment manager, see "Investment Advisory and Other Services" on page B-17 of the SAI.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH ("DeAMI"), with principal offices located at Mainzer Landstrasse 178-190, 60327 Frankfurt am Main, Germany, is our investment adviser. In accordance with our investment objective, policies and restrictions, DeAMI makes recommendations to our investment manager with respect to our investments and, upon instructions given by our investment manager as to which securities are suitable for investment, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on our behalf. We pay DeAMI an annual investment advisory fee equal to 0.35% of our average weekly net assets up to $100 million, and 0.25% for those assets in excess of $100 million.

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                                                                              37

OUR MANAGEMENT
--------------------------------------------------------------------------------

DeAMI is a subsidiary of Deutsche Bank AG. DeAMI provides international portfolio management services to institutional investors worldwide. As of December 31, 2003, funds worth $8.7 billion were managed by DeAMI for institutional accounts in more than ten countries, including the United States. DeAMI also serves as investment adviser for The Germany Fund, Inc. and The New Germany Fund, Inc., which are closed-end registered investment companies.

For additional information about our investment adviser, see "Investment Advisory and Other Services" on page B-17 of the SAI.

PORTFOLIO MANAGEMENT

The names of the persons primarily responsible for the day-to-day management of our investment portfolio and their business experience during at least the past five years are set forth in the table below.

NAME                           TITLE              LENGTH OF TIME SERVED     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
----                  ------------------------   ------------------------   -------------------------------------------
Hanspeter Ackermann   Chief Investment Officer   Year to year since 1996.   President of Deutsche Bank Investment
                                                                            Management Inc. Managing Director, Deutsche
                                                                            Bank Securities Inc. Managing Director and
                                                                            Senior International Equity Portfolio
                                                                            Manager, Bankers Trust Co. CIO, The Germany
                                                                            Fund, Inc. and The New Germany Fund, Inc.
                                                                            President and Managing Partner, Eiger Asset
                                                                            Management (1993-1996), Managing Director
                                                                            and CIO, SBC Brinson, formerly SBC
                                                                            Portfolio Management International Inc.
                                                                            (institutional investment management)
                                                                            (1983-1993).
Steffen Gruschka      Head of Emerging           Year to year since 2001.   Funds manager for Emerging European
                      European Equities,                                    Equities at DWS/DeAM since 1998.
                      Director
Robert Kalin          Senior Fund Manager        Year to year since 2002.   Senior Portfolio Manager Equities, Emerging
                      Equities                                              Markets at DWS/DeAM since 2002. Before:
                                                                            Senior Portfolio Manager at Zurich Invest
                                                                            (2001-2002), responsible for Emerging
                                                                            Europe; Advisor to Zurich Invest
                                                                            Mittelosteuropa Fund (1998-2001).
Sylwia Szczepek       Senior Fund Manager        Year to year since 2001.   Funds manager for Emerging European
                      Equities                                              Equities at DWS/DeAM since 2001. Before:
                                                                            Deutsche Bank, Corporate Development (Afk).

AFFILIATED BROKERAGE

We pay brokerage commissions to Deutsche Bank AG, and its affiliates. Deutsche Bank AG is the German parent of our investment manager and investment adviser. For our fiscal year ended October 31, 2003, Deutsche Bank AG and its affiliates received $5,665 in brokerage commissions as a result of executing agency transactions in portfolio securities on our behalf. For information about brokerage practices and commissions, see "Brokerage Allocation and Other Practices" on page B-18 of the SAI.

OUR EXPENSES

In addition to the management fee and advisory fee of our investment manager and investment adviser, respectively, we are responsible for the following expenses if incurred:

+ the fees and expenses of directors who are not affiliated with our investment manager or investment adviser;

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 38

OUR MANAGEMENT
--------------------------------------------------------------------------------

+  interest expenses;

+  all taxes and corporate fees payable by us to governmental agencies;

+ broker's commissions and other expenses in connection with our securities transactions;

+  the cost of stock certificates representing our shares;

+ expenses of registering our shares with federal, state and foreign securities authorities;

+  the charges and expenses of our legal counsel and independent accountants;

+ the fees and certain expenses of our custodian and transfer and dividend disbursing agents, including those in respect of the accounting and record-keeping services;

+  expenses related to stock exchange listings of our shares;

+ expenses of our stockholders meetings and of preparing and distributing proxies and reports to our stockholders; and

+ litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of our business.

NON-RESIDENT DIRECTORS AND INVESTMENT ADVISER

Five of our directors reside outside of the United States and all or a significant portion of the assets of these directors are located outside of the United States. In addition, our investments adviser's principal offices are based outside the United States and all or a significant portion of our investment adviser's assets are located outside of the United States. Our non-resident directors have no authorized agents in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States upon these directors or to enforce against them in United States courts judgments predicated upon the civil liability provisions of United States securities laws.

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                                                                              39

Central European, Russian and Turkish Economies and Markets



Following 50 years of communist command and control economies, the Central European countries, Russia and Turkey now have economies that essentially are market-based but starved for investment capital. Progress in transitioning to capitalist economies within the region is occurring at different rates of speed, as these countries are in varying stages of political and economic development. While each country's markets are gradually becoming more consumer-driven, they depend almost entirely on exports to Western European countries and the United States to generate growth.



The Central European countries, Russia and Turkey have demonstrated positive rates of economic growth over the past several years.



Key Economic Indicators, 1998-2002



                                                                                 PER CAPITA INCOME
                                                      ANNUAL GDP     ANNUAL           IN 2002
COUNTRY                                               GROWTH RATE   INFLATION   (USD $, MARKET RATE)
-
Czech Republic......................................          1.5%        1.8%                 6,810
Hungary.............................................          4.3         9.7                  6,530
Poland..............................................          3.0         7.2                  4,944
Russia..............................................          4.0        32.2                  2,384
Turkey..............................................          1.0        60.2                  2,605


------------

Source: The Economist Intelligence Unit



Foreign investment levels have increased rapidly over the past decade, with more than $100 billion of direct investment capital flowing into the region. Interest rates in Central European countries have been gradually converging to the levels of Western Europe. Historically, lower interest rates have made investment projects more viable and have stimulated economic activity.



By the fall of 2003, all Central European countries had held referenda to approve their admission to the European Union (the "EU"). Results of referenda were overwhelmingly positive. For example, in Hungary, 83.8% voted in favor of joining the EU; in Poland, 77.5% voted in favor; and in the Czech Republic, 77.3% assented. Negotiations to complete the admissions process are progressing. In the past, emerging economies joining the EU have benefited from higher income levels and consumption patterns resulting from the affiliation with their more developed Western European neighbors. This effect occurred with the admission to the European Community (now EU) of Greece in 1981, and with Spain and Portugal in 1986. While Spain and Portugal adopted the euro as its currency when it launched in 1999, Greece became a member of the European Monetary Union ("EMU") in 2001.



In anticipation of the admission of the Central European countries into the EU, foreign investors have increased investments in the region, as evidenced by fund flows (representing direct investment and portfolio investments) reaching record levels in Hungary, Poland and the Czech Republic in 2003. The equity market indices of Spain, Portugal and Greece and moved closely in line with each other as the timing of their membership in the EMU approached in 1999 and 2001. It is possible that this pattern may be repeated as the Central European nations join the EU.



In Russia, President Vladimir Putin has made the country's reformation into a free market economy a key priority. It generally believed by many political analysts, though far from a certainty, that Putin's policies, as well as the designation by the United States of Russia as a market economy, may help smooth the country's path to eventual membership in the World Trade Organization.



In Turkey, the government has undertaken important structural reforms in its economy in the expectation that it will begin membership discussions in earnest with the EU in December 2004.


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CENTRAL EUROPEAN, RUSSIAN AND TURKISH ECONOMIES AND MARKETS

--------------------------------------------------------------------------------


POLAND'S ECONOMY AND SECURITIES MARKETS



After two years of weak economic growth and high levels of unemployment, Poland has recently shown signs of an economic recovery driven by rising levels of consumption and exports. With a market size greater than those of the Czech Republic, Slovakia and Hungary combined, Poland's 38.6 million consumers comprise the largest economy in Central Europe. For the past decade, Poland's Gross Domestic Product ("GDP") has grown at an annualized rate of 4.5%, nearly twice that of the Central European average of 2.8%.



Poland began its transition to a market economy in 1990 under difficult macroeconomic conditions, which included high inflation and high levels of external debt. In an effort to introduce structural economic reforms, Polish policymakers liberalized prices, made its currency (the zloty, or PLN) convertible, fixed the exchange rate and lowered import barriers. Over the past five years, Poland has moved rapidly from a country that was heavily dependent on agricultural production to a more diversified economy. 37.6% of Poland's exports in 2002 were related to machinery and transport equipment, while food and live animals accounted for just 7.2% of exports. In 1999, by contrast, agricultural production accounted for 25% of Poland's GDP.



In 2003, Poland held a referendum on question of the country's admission to the EU, and 77.5% voted in favor. The country will join the EU on May 1, 2004.



Still, according to a report published by The Economist in June 2003, the country faces several economic challenges. Poverty, as defined by the World Bank, affects some seven million or more of Poland's population (about 18%) and is more widespread than in other advanced transition economies of Central Europe such as Hungary and the Czech Republic. Low productivity rates in the agricultural sector concentrates poverty largely in rural areas. Moreover, the rise in unemployment as a result of the global economic slowdown has increased poverty levels and slowed the country's rate of poverty reduction. Nevertheless, in 2003 recovery appears to have resumed and, according to preliminary estimates published by the National Bank of Poland (the central bank of the Republic of Poland) on January 21, 2004, GDP growth in 2003 was expected to exceed 3.5%. Inflation has been brought under control, though real interest rates remain relatively high (around 5.0%).



In addition to high unemployment, the main impediment to growth is the public sector, especially the weak public finance system and continuing high fiscal deficits. However, on May 28, 2003, Poland's central bank reduced its main interest rate for the fifth time in that year after a steep decline in inflation. Poland's intervention rate now stands at a record low of 5.5%, while in 2001 the intervention rate stood at 19%.


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CENTRAL EUROPEAN, RUSSIAN AND TURKISH ECONOMIES AND MARKETS

--------------------------------------------------------------------------------


Economic Trends in Poland



                                                            1999    2000     2001     2002
                                                            -------------------------------
GDP per capita (USD $)....................................  9,280   9,860   10,210   10,450
GDP (% real change, per annum)............................    4.1       4        1      1.4
Government consumption (% of GDP).........................  15.54   17.79    17.74    17.64
Budget balance (% of GDP).................................  (2.03)  (2.15)   (4.32)    (5.1)
Consumer prices (% change per annum; average).............   7.29   10.14     5.49     1.87
Public debt (% of GDP)....................................  43.37   37.99    38.83     43.8
Labor costs per hour (USD $)..............................   2.39    2.46      2.8     2.91
Recorded unemployment (%).................................  11.99   14.51    16.23    17.76
Current-account balance/GDP...............................  (7.46)  (6.06)   (3.91)   (3.54)


------------

Source: The Economist Intelligence Unit



Furthermore, to stimulate economic growth, the Polish Government has proposed reducing the corporate income tax (the "CIT") to 19%, down eight percentage points from the current 27%. The tax cut would be dependent on the removal of all tax breaks, allowances and deductions that reduce the nominal income tax. Although its passage is still uncertain, this reduction, if approved by the government and the Parliament, could have a positive effect on corporate earnings and job growth. The government has estimated the 2003 effective tax rate to be 23.7%, reducing the possible tax reduction to a still-meaningful 4.7%. A lower CIT, if it occurs, could be regarded favorably by the Polish equity market. A lower tax rate could also attract foreign investors and increase the number of international firms looking to do business in Poland.



The Polish Securities Markets


The existence of an organized investment exchange in Poland dates from 1817, although it was suspended after World War II. Following the collapse of the Soviet Union, the Warsaw Stock Exchange (the "WSE") was established in 1991 with the introduction of an electronic trade settlement system. Although this event ushered in the development of the country's modern capital market, the market for traded shares on the WSE took several years to develop. Supervised by the Polish Securities and Exchange Commission (the "PSEC"), the WSE is the main platform in Poland for the trading of equity shares, bonds, some stock futures and a future on the WIG 20, a blue-chip index.


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CENTRAL EUROPEAN, RUSSIAN AND TURKISH ECONOMIES AND MARKETS

--------------------------------------------------------------------------------


As of December 31, 2003, the total market capitalization of companies listed on the WSE was 140 billion zlotys (USD $37.5 billion). The following table depicts the total number of listed companies and the average daily trading volume on the
WSE:



                                                                           AVERAGE DAILY TRADING VOLUME
                                              NUMBER OF       IN THOUSANDS   IN MILLIONS   IN THOUSANDS
YEAR                                       LISTED COMPANIES    OF SHARES*        PLN       OF USD $(1)
-------------------------------------------------------------------------------------------------------
1995.....................................             65               --             --            --
1996.....................................             83               31            251        67,310
1997.....................................            143              518          3,583       960,692
1998.....................................            198            1,626          8,766     2,350,270
1999.....................................            221            4,085         28,667     7,685,680
2000.....................................            225            6,157         58,329    15,638,647
2001.....................................            230           12,097         60,032    15,155,679
2002.....................................            216           11,190         47,599    12,495,547
2003.....................................            203           12,085         66,281    17,743,291


------------

Source: Warsaw Stock Exchange



 * Continuous trading. Does not include single-price auction trading or block trading.



(1) U.S. dollar equivalents calculated at year-end exchange rate.



The WSE employs an order-driven trading system, which means that prices are determined by buy and sell orders. Equities may be listed on three markets based on the company's size, level of public disclosure, and value:



+ Main--This part of the exchange market encompasses securities with the highest liquidity. Companies on the main market generally have more capital and longer operating histories.



+ Parallel--This part of the exchange encompasses securities with lower liquidity. Companies on the parallel market generally have less capital and shorter histories than companies on the main market.



+ Free--This part of the exchange encompasses securities that are admitted for public trading but that do not meet requirements for listing on the WSE's main or parallel markets.



In addition to these three main market segments, investors may select the SiTech segment, which lists companies across the major market segments principally engaged in the information technology and telecommunications industries.



Quotations are made in a continuous, single-price with two auctions, and trading for large numbers of shares are available through block trades. Clearing of trades is handled by the National Depository for Securities, with settlement periods for stocks of T+3; bonds, T+2; and futures T+1. The Depository uses the National Bank of Poland, the country's central bank, as its clearing bank.


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                                                                              43
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CENTRAL EUROPEAN, RUSSIAN AND TURKISH ECONOMIES AND MARKETS

--------------------------------------------------------------------------------


Poland's stock market is concentrated in the banking sector, with concentration also in the telecom and chemicals sectors, as illustrated in the table below.



Industry Composition of the Warsaw Stock Exchange, as of December 31, 2003



                                                               INDUSTRY DIVISION BY
ECONOMIC INDUSTRY SECTOR                                      MARKET CAPITALIZATION
-----------------------------------------------------------------------------------
Banking.....................................................              39.6%
Telecom.....................................................              16.5
Chemicals...................................................              11.9
Metals......................................................               5.6
Food........................................................               5.6
Information Technology......................................               3.6
Wood & Paper................................................               3.6
Media.......................................................               2.2
Wholesale & Retail..........................................               2.0
Construction................................................               1.9
Insurance...................................................               1.4
Other.......................................................               6.0
                                                                   -----------
Total.......................................................             100.0%
                                                                   ===========


------------

Source: Warsaw Stock Exchange, Monthly Bulletin, December 2003



As of December 31, 2003, the following 20 largest companies traded on the WSE accounted for 79.8% of the total market capitalization of all companies traded on the exchange:



20 Largest Companies Traded on the Warsaw Stock Exchange by Market Capitalization, December 2003



                                                           MIL. SHARES             MARKET CAPITALIZATION
COMPANY                               INDUSTRY     TICKER  OUTSTANDING  IN MIL. ZLOTYS  IN MIL. USD $(1)
--------------------------------------------------------------------------------------------------------
Telekomunikacja Polska SA........         Telecom    TPSA      1,400.0          21,210             5,678
Bank Polska Kasa Opieki SA.......         Finance     PEO        166.1          17,941             4,803
Polski Koncern Natowy Orlen SA...       Chemicals     PKN        427.7          10,693             2,862
Bank Przemyslowo-Hanlowy PBK
  SA.............................         Finance     PBH         28.7          10,194             2,729
Bank Handlowy W Warszawie SA.....         Finance     BHW        130.7           7,539             2,018
Bank Zachodni WBK SA.............         Finance     BZW         73.0           5,523             1,478
KGHM Polska Miedz SA.............          Metals     KGH        200.0           5,240             1,403
Grupa Zywiec SA..................         Brewery     ZWC         11.3           4,920             1,317
ING Bank Slaski SA...............         Finance     BSK         13.0           4,488             1,201
Frantschach Swiecie SA...........  Wood and Paper     SFC         50.0           3,860             1,033
Agora SA.........................           Media     ABO         56.8           2,900               776
Prokom Software SA...............     Information
                                       Technology     PKM         13.8           2,400               642
Europejski Fundusz Leasingowy
  SA.............................         Finance     EFL         43.0           2,364               633


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CENTRAL EUROPEAN, RUSSIAN AND TURKISH ECONOMIES AND MARKETS

--------------------------------------------------------------------------------


                                                           MIL. SHARES             MARKET CAPITALIZATION
COMPANY                               INDUSTRY     TICKER  OUTSTANDING  IN MIL. ZLOTYS  IN MIL. USD $(1)
--------------------------------------------------------------------------------------------------------
Bank Millennium SA...............         Finance     MIL        849.2           2,165               580
BRE Bank SA......................         Finance     BRE         23.0           2,125               569
Towarzystwo Ubezpieczen i
  Reasekuracji Warta SA..........       Insurance     WAR          8.1           1,837               492
Firma Oponiarska Debica SA.......       Chemicals     DBC         13.8           1,767               473
Kredyt Bank SA...................         Finance     KRB        211.3           1,690               452
Grupa Kety SA....................          Metals     KTY         10.5           1,418               380
Netia SA.........................         Telecom     NET        344.5           1,378               369
Total 20 Companies...............                              4,074.4         111,651            29,889
Total Shares Market..............                              6,508.9         140,001            37,478


------------

Source: Warsaw Stock Exchange, Monthly Bulletin, December 2003



(1) U.S. dollar equivalents calculated at year-end exchange rate.



As is the case with the majority of exchange-listed bonds in the Central European countries, the bulk of Poland's bond issues are Treasury bonds. Corporate bonds, including those issued by foreign corporations, are also traded. In Poland, a regulated off-Exchange market is organized by a company called CeTO, which handles wholesale transactions in bonds and T-bills on a dedicated platform called the Electronic Treasury Securities Market (ERSPW). CeTO also manages a market for corporate and municipal public utilities bonds.



The Polish Traded Index (the "PTX"), one of the currently five indexes owned by the Vienna Stock Exchange (the so-called "CECE Index family", covering the emerging stock markets of the four Visegrad countries of the Czech Republic, Hungary, Poland and the Slovak Republic), is a commonly used measure of the performance of the Polish stock markets. The PTX is a capitalization-weighted price index reflecting in real time the movement of the most liquid blue chip stocks traded on the WSE. It is calculated in U.S. dollars as well as in euros and on a local currency basis. Published criteria for selecting stocks for the PTX include market capitalization, liquidity, price availability, sector representation and market interest, with the primary criteria being market capitalization and liquidity. The PTX is not adjusted for dividend payments. Although there is no prescribed number of stocks to be included in the PTX, the Index included 11 stocks as of February 5, 2004, which represented approximately 30.9% of the total market capitalization of stocks listed on the WSE as of the same date.



The following table presents the annual performance in U.S. dollar terms of the PTX, along with the U.S. dollar-denominated returns of the Polish currency, the zloty (the "PLN"), between 1999 and 2003:



Annual Returns of Polish Stock Markets(1) and Currency (in USD $)



                                                1999       2000       2001       2002       2003
-------------------------------------------------------------------------------------------------
Polish Traded Exchange ("PTX")...............   39.07%     (3.59)%   (29.89)%     3.28%     30.69%
Zloty ("PLN")................................  (15.42)      0.42       4.24       3.54       2.57


------------

Source: Bloomberg



(1) Simple price appreciation only.


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CENTRAL EUROPEAN, RUSSIAN AND TURKISH ECONOMIES AND MARKETS

--------------------------------------------------------------------------------


THE CZECH REPUBLIC'S ECONOMY AND SECURITIES MARKETS



The Czech Republic is an upper middle-income country situated in the heart of Central Europe. Over the past twelve years, the Czech economy has undergone a process of rapid transformation, bringing it closer to its goal of admission to the EU. Negotiations for EU membership were completed in December 2002 and, in a June 2003 referendum, 77% of the Czech population voted in favor of admission. The country is scheduled to join the EU in May 2004.



Economic Trends in The Czech Republic



                                                           1999     2000     2001     2002
-------------------------------------------------------------------------------------------
GDP per capita (USD $)..................................  10,610   11,214   11,894   12,220
GDP (% real change, per annum)..........................    0.47     3.25     3.09     1.96
Government consumption (% of GDP).......................   19.68    19.63    19.34    21.41
Budget balance (% of GDP)...............................   (2.34)   (2.32)   (3.11)   (2.02)
Consumer prices (% change per annum; average)...........    2.11     3.90     4.68     1.80
Public debt (% of GDP)..................................   15.04     18.8    22.92    28.00
Labor costs per hour (USD $)............................    2.08     2.00     2.16     2.69
Recorded unemployment (%)...............................    8.63     8.96     8.55     9.19
Current-account balance/GDP (%).........................   (2.66)   (5.29)   (4.59)   (5.33)


------------

Source: The Economist Intelligence Unit



Privatization has attracted considerable foreign direct investment. The EU is by far the country's largest trading partner, accounting for 68.3% of exports and 60.1% of imports in 2002. Machinery and transport equipment and intermediate manufactured goods are the Czech Republic's major exports as well as imports. The Czech Republic, Hungary, Poland and Slovakia together produce about one million vehicles per year.



The Czech economy continued to perform relatively well in 2003. Both monetary and fiscal policies generally were stimulative in 2002 and 2003. The Czech National Bank, the country's central bank, began easing interest rates relatively early which, together with an expansionary fiscal policy, provided needed stimulus to the economy. Inflation has been subdued, falling to 1.8% in 2002 from an average of 4.6% between 1998 and 2002. Unemployment has remained in the 8% to 10% range over the past several years.



Notwithstanding those positive factors, the current-account deficit has been growing steadily since 1997, both in absolute terms and as a percentage of GDP. Although financing government debt levels has been facilitated by privatization, the few assets that remain, including the telecom, power and steel sectors, and the uncertain timing of their privatization, makes fiscal consolidation a high priority.



The Czech Securities Markets


Following World War II, the Czech exchange business, which traces its roots as a major commodities exchange to the middle of the 19th century, closed its doors. In May 1991, following the collapse of the Soviet Union, an association of eight banking houses was formed that later was reorganized into the Prague Stock Exchange (the "PSE"). The PSE opened for business in April 1993.



The PSE is the largest market organizer in the Czech Republic. Initially, the PSE was set up to handle transactions between two classes of securities, listed and unlisted. For companies to be considered for listing on the PSE, they generally are required to adhere to certain standards such as disclosing financial strength, operating history and significant changes in their businesses that might affect the


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prices of their securities. Unlisted securities were those whose issuers used the PSE as a mechanism by which to transfer share or interest ownership, with no requirement for disclosure. In 1995, the PSE sought to impose more stringent disclosure standards by dividing the markets further into three segments:



+ Main--Securities that were previously listed were automatically transferred to the Main Market. This part of the exchange market encompasses securities with the highest liquidity. Companies on the main market generally have more capital and longer operating histories.



+ Secondary--The Secondary Market was established to provide a market for listed companies whose market capitalizations fell under a certain limit. This part of the exchange encompasses securities with lower liquidity. Companies on the Secondary Market generally have less capital and shorter histories than companies on the Main market.



+ Free--Formerly unlisted securities were relegated to the Free Market. This part of the exchange encompasses securities that are admitted for public trading but that do not meet requirements for listing on the PSE's Main or Secondary Markets.



Unified disclosure requirements for companies in both the Main and Secondary Markets became effective in 1997. In 1999, a new market (the "New Market"), oriented mainly towards young and developing companies that were seeking capital for further development, was spun off from the Secondary Market. The New Market generally has not been active, and currently there are no companies listed on it.



Trades on the PSE are settled by its wholly owned subsidiary, Univyc, which was licensed in July 2000 by the Czech Securities Commission to handle settlement of exchange trades and over-the-counter transactions of the stock exchange. Univyc, a member of the Central and Eastern European Central Securities Depositories and Clearing Houses ("CEECSDA"), works through The Czech National Bank's (the central bank) Clearing Centre (the "CNB-CC") and The Prague Securities Centre ("SCP"), a self-funding government agency established by the Czech Ministry of Finance in 1993 to promote the development of the capital market. The former book-entry system for clearing trades was upgraded in 2001 to an on-line information link with CNB-CC. This system enhancement made it possible for Univyc to introduce in September 2002 T+3 settlement dates for the trading of equities and bonds.


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The following table illustrates a multi-year history of the number and type of listed companies on the PSE.



The Czech Equity Market



                                                                                  NUMBER OF ISSUES, BY
                        TOTAL MARKET CAP    TOTAL MARKET CAP      NUMBER                MARKET TYPE(2)
YEAR                          (BIL. CZK)     (MIL. USD $)(1)   OF ISSUES   MAIN    SECONDARY      FREE
------------------------------------------------------------------------------------------------------
1996.................              539.2              21,017       1,670     44           52     1,574
1997.................              495.7              19,322         320     45           58       217
1998.................              416.2              16,223         304     10           96       198
1999.................              479.7              18,688         195      8           81       106
2000.................              442.9              17,263         151      5           60        86
2001.................              340.3              13,264         102      5           48        49
2002.................              478.0              18,632          79      5           41        33
2003.................              644.5              25,122          65      5           34        26


------------

Source: Prague Stock Exchange



(1) U.S. dollar equivalents calculated at year-end exchange rate.


(2) Includes shares and units.



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As illustrated in the table below, the Czech Republic's stock market offers representation across most economic sectors, with fairly high concentration in the finance, power generation and transportation/communications sectors.



Industry Composition of the Prague Stock Exchange, as of December 31, 2003



                                                               INDUSTRY DIVISION BY
ECONOMIC INDUSTRY SECTOR                                      MARKET CAPITALIZATION
-----------------------------------------------------------------------------------
Finance and Banking.........................................          47.24%
Power Generation............................................          23.28
Transport, Communications...................................          16.29
Beverages and Tobacco.......................................           4.78
Extraction of Minerals/Ores.................................           2.78
Chemicals, Pharmaceuticals, Rubber..........................           2.37
Metallurgy, Metal Products..................................           0.93
Building, Building Materials................................           0.83
All Others..................................................           1.51
                                                                     ------
Total.......................................................         100.00%
                                                                     ======


------------

Source: Prague Stock Exchange, Fact Book 2003



The following table lists the 30 largest stocks listed on the Prague Stock Exchange based on market capitalization as of December 31, 2003. These 30 stocks represented 88.9% of the total market capitalization of all listed stocks on the
PSE:



                                                                      MARKET CAPITALIZATION(1)
                                                                       IN MIL.     IN THOUSANDS
COMPANY                             INDUSTRY              TICKER         CZK          USD $
-----------------------------------------------------------------------------------------------
Erste Bank der
  oesterreichischen
  Sparkas.................  Finance and Banking            BAAERBAG   190,961.8    7,443,366.3
Cesky Telecom, a.s. ......  Transport,
                            Communications                 BAATELEC    93,824.8    3,657,131.2
Komercni banka, a.s. .....  Finance and Banking             BAAKOMB    91,907.8    3,582,409.8
CEZ, a.s. ................  Power Generation                 BAACEZ    86,285.1    3,363,246.5
Philip Morris CR, a.s. ...  Beverages and Tobacco
                            Production                     BAATABAK    30,098.6    1,173,192.3
Ceska pojistovna, a.s. ...  Finance and Banking            BAACSPOJ    17,841.0      695,411.9
Unipetrol, a.s. ..........  Production of Chemicals,
                            Pharmaceuticals, Rubber        BAAUNIPE    12,047.9      469,606.7
Ceske Radiokomunikace,
  a.s. ...................  Transport,
                            Communications                 BAACRADI    10,660.5      415,528.2
Severomoravska energetika,
  a.s.....................  Power Generation               BAASMENG     7,066.3      275,432.4
Severoceske doly, a.s. ...  Extraction and
                            Processing of Minerals
                            and Ores                       BAASEVDO     7,027.9      273,935.6
Prazska energetika,
  a.s. ...................  Power Generation               BAAPRENG     6,601.7      257,323.0


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
                                                                      MARKET CAPITALIZATION(1)
                                                                       IN MIL.     IN THOUSANDS
COMPANY                             INDUSTRY              TICKER         CZK          USD $
-----------------------------------------------------------------------------------------------
Jihomoravska energetika,
  a.s. ...................  Power Generation               BAAJMENG     6,572.3      256,177.1
OKD, a.s., clen koncernu
  Karbon Invest...........  Extraction and
                            Processing of Minerals
                            and Ores                         BAAOKD     6,376.3      248,537.3
Ispat Nova Hut a.s. ......  Metallurgy, Metal
                            Products                       BAANOVHU     6,025.4      234,859.8
Severoceska energetika,
  a.s. ...................  Power Generation               BAASEVEN     4,950.9      192,977.7
Zapadoceska energetika,
  a.s. ...................  Power Generation              BAAZCENNG     4,678.6      182,363.9
Stredoceska energeticka,
  a.s. ...................  Power Generation               BAASTREN     4,538.1      176,887.4
Severonmoravska
  plynarenska, a.s. ......  Power Generation               BAASMPLY     4,196.0      163,552.9
Vychodoceska energetika,
  s.a. ...................  Power Generation               BAAVCENG     4,006.2      156,154.9
Jihomoravska plynarenska,
  s.a. ...................  Power Generation               BAAJMPLY     3,931.8      153,254.9
Finop Holding(2)..........  N/A(2)                         BAAFINOP(2)   3,721.5     145,057.7
Sokolovska uhelna,
  a.s. ...................  Extraction and
                            Processing of Minerals
                            and Ores                       BAASOKUH     3,510.1      136,817.7
Jihoceska energetika,
  a.s. ...................  Power Generation               BAAJIHEN     2,910.4      113,442.4
Lafarge cement, a.s. .....  Building, Building
                            Materials                      BAACIZKO     2,171.6       84,645.3
Prazska Plynarenska,
  a.s. ...................  Power Generation                BAAPRLY     2,129.7       83,012.1
Vychodoceska plynarenska,
  a.s. ...................  Power Generation               BAAVCPLY     2,079.5       81,055.4
Stavby silnic a zeleznic,
  a.s. (SSZ)..............  Building, Building
                            Materials                      BAASTSSZ     1,878.3       73,212.9
Metalimex, a.s. ..........  Trade                          BAAMETLX     1,834.1       71,490.1
Zapadoceska plynarenska,
  a.s. ...................  Power Generation               BAAZCPLY     1,781.6       69,443.7
Seversceska plynarenska,
  a.s. ...................  Power Generation               BAASEVPL     1,701.4       66,317.7


------------

Source: Prague Stock Exchange



(1)U.S. dollar equivalents calculated at year-end exchange rate.



(2)This security was withdrawn from the PSE's Free Market effective on January 20, 2004, as a result of the cancellation of the company without liquidation.



The Czech Traded Index (the "CTX," one of the CECE Index families) is a commonly used measure of the Czech stock markets. The CTX is a capitalization-weighted price index reflecting in real time the movement of the most liquid blue chip stocks traded on the PSE. It is calculated in U.S. dollars as well


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as in euros and on a local currency basis. Published criteria for selecting stocks for the CTX include market capitalization, liquidity, price availability, sector representation and market interest, with the primary criteria being market capitalization and liquidity. The CTX is not adjusted for dividend payments. Although there is no prescribed number of stocks to be included in the CTX, the Index included seven stocks as of February 5, 2004, which represented approximately 24.4% of the total market capitalization of stocks (including shares and units) listed on the PSE as of the same date.



The following table presents the annual performance in U.S.-dollar terms of the CTX, along with the U.S. dollar-denominated returns of the Czech currency, the koruna ("CZK"), between 1999 and 2003.



Annual Returns of the Czech Stock Markets(1) and Currency (in USD $)



                                                      1999    2000     2001     2002    2003
---------------------------------------------------------------------------------------------
Czech Traded Exchange ("CTX")......................   12.06%   1.91%  (21.06)%  36.88%  63.25%
Koruna ("CZK").....................................  (15.76)  (3.86)    4.70    18.41   16.95


------------

Source: Bloomberg



(1)Simple appreciation only. Does not include dividends reinvested.



HUNGARY'S ECONOMY AND SECURITIES MARKETS



Relative to other Central European countries, Hungary is an upper middle-income country and one of the region's most successful transition economies. Hungary is scheduled to join the EU in May 2004. The country has attracted significant inflows of foreign direct investment, built up a robust private export sector, and achieved solid economic growth with low unemployment.



After communism fell with the collapse of Janos Kadar's government in May 1988 following nearly four decades of socialist rule, the country has been directing most of its trade policies to the West, with special emphasis on the EU. Hungary became politically liberalized in 1990, when free elections were first held. Since then, reform-minded, right-centrist and left-centrist parties alternately have assumed power.



Hungary ran large current-account deficits in the mid-1990s, but this situation improved with increased export activity, which to a large extent was aided by significantly lower production and labor costs than Western European countries. More recently, there has been some retrenchment in these trade ratios, as increased wage pressures outpaced productivity growth and demand stagnated in the EU. Roughly three-quarters of Hungary's exports, dominated by machinery and equipment products and other manufactured goods, go to the EU, especially Germany, based on 2002 figures.


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Economic Trends in Hungary



                                                              1999    2000    2001    2002
-------------------------------------------------------------------------------------------
GDP per capita (USD $)......................................  8,230   8,890   9,470   9,930
GDP (% real change per annum)...............................   4.17    5.15    3.80    3.30
Government consumption (% of GDP)...........................  10.15    9.84   11.00   11.05
Budget balance (% of GDP)...................................  (3.20)  (3.48)  (5.15)  (9.65)
Consumer prices (% change per annum, avg.)..................   9.99    9.82    9.16    5.29
Public debt (% of GDP)......................................  61.21   55.53   54.04   60.45
Labor costs per hour (USD $)................................   1.81    1.73    1.95    2.48
Recorded unemployment (%)...................................   6.95    6.38    5.71    5.82
Current-account balance/GDP (%).............................  (5.11)  (6.25)  (3.39)  (4.27)


------------

Source: The Economist Intelligence Unit



Hungary's current government is pursuing the economic reforms required by EU membership. The structural reforms, which remain pending, are notably in the financing of the health care sector, in sub-national finance and in capacity building. Although the deficit has grown over the past several years, the government has stated it will seek some spending cuts in 2004. It is not possible to know whether these cuts will occur. In June 2003, the National Bank of Hungary, the country's central bank, increased the interest rates used for its loans to banks from 7.50% to 9.50% in an effort to restrain high rates of inflation. Core inflation has decreased from 9.5% in December 2001 to 5.6% in December 2002 to 4.9% in December 2003.



The Hungarian Securities Markets


The Hungarian securities market began to develop in the mid-80s after a 40-year hiatus. The institutional framework was established when the first Securities Act was passed in February 1990, which led to the opening of the Budapest Stock Exchange (the "BSE") in June 1990.



The 1996 Offering of Securities, Investment Services and the Securities Exchange Act and the 1990 Securities and Stock Exchange Act govern the public issuance and trading of bonds, shares and other securities in Hungary. In April 2000, the responsibilities of the Bank Supervisory Board were merged with the state insurance and pension supervisory agencies to form the Hungarian Financial Supervisory Authority ("PSZAF"). This entity is a consolidated financial supervisory body that regulates all financial and securities markets. Although the PSZAF is independent and self-financing, it has no authority to issue new regulations that carry legal force.



At the end of 2003, the BSE had 33 members, including 17 licensed-broker or broker-dealer companies (including several U.S.-based firms) and 16 banks. Foreign investors can buy local-currency denominated Hungarian government bonds of any maturity, and foreign investment funds can establish offices in Hungary in order to attract additional Hungarian investors. In addition, the BSE, working in concert with the nation's larger banks, has improved its payment and securities settlement systems, significantly reducing broker risk, which was a significant factor in the securities markets for investors in the 1990s. For example, prior to September 3, 1999, banks made the majority of their interbank payments using a paper-based account management service of the Hungarian Central Bank (the "NBH"). In July 2000, a real delivery versus payment ("DVP") interbank settlement system was introduced.



At the end of 2003, the total market capitalization of the Budapest Stock Exchange was USD $50.0 billion, an increase of nearly 25.5% over year-end 2002. The average daily trading volume in 2003 was USD $40.9 million. Trading on the BSE is carried out in three ways: securities,


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government securities, and futures. Equity and fixed income securities account for more than 90% of the total trades on the BSE. Between 1995 and 2003, the number of securities listed and traded on the Budapest Stock Exchange totaled approximately 1,238. Of these, approximately 475 were equity shares, 265 were government bonds, 68 were corporate bonds, 249 were T-bills, and 118 were investment fund shares.



The country has a well-developed banking system with diverse ownership. At the end of 2002, two-thirds of the Hungarian banking sector was foreign-owned. It is a very competitive sector that is likely to see increased consolidation as the government privatizes several remaining holdings. In addition, the country has been amending its financial regulations to meet EU standards as it prepares for admission in May 2004. For example, the 2003 Act on Credit Institutions makes it more difficult to conceal losses. It also modified liquidation rules in accordance with EU regulations on cross-border services.



Market Capitalization(1) and Trading Volume(2) of Equity Securities on the Budapest Stock Exchange



                                               MARKET CAPITALIZATION AS OF       TRADING VOLUME FOR YEAR
                                                            DECEMBER 31(3)          ENDED DECEMBER 31(3)
YEAR                                           IN MIL. USD $   IN BIL. HUF   IN MIL. USD $   IN BIL. HUF
--------------------------------------------------------------------------------------------------------
1995.........................................          2,340         327.8             348          43.6
1996.........................................          5,583         852.5           1,606         245.3
1997.........................................         15,029       3,058.5           7,685       1,436.4
1998.........................................         14,021       3,020.1          16,104       3,460.4
1999.........................................         16,414       4,144.9          14,848       3,431.3
2000.........................................         11,920       3,393.9          12,248       3,417.0
2001.........................................         10,210       2,848.8           4,834       1,385.7
2002.........................................         13,089       2,947.2           5,894       1,513.7
2003.........................................         16,689       3,469.9           8,595       1,849.4


------------

Source: Budapest Stock Exchange, Annual Report 2003



(1)Excluding stocks of foreign-domiciled companies and investment companies.



(2)Cash turnover at market value of common stock only, excluding foreign-domiciled companies and investment companies.



(3)U.S. dollar equivalents calculated at year-end exchange rates.


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Hungary's stock market is concentrated in four sectors--pharmaceuticals, telecom, banks and oil processing--as illustrated in the table below.



Industry Composition of the Budapest Stock Exchange, as of December 31, 2003



                                                               INDUSTRY DIVISION BY
ECONOMIC INDUSTRY SECTOR                                      MARKET CAPITALIZATION
-----------------------------------------------------------------------------------
Pharmaceuticals.............................................                     25%
Telecom.....................................................                     22
Banks.......................................................                     19
Oil Processing..............................................                     16
Chemicals...................................................                      7
Power Supply................................................                      7
Others......................................................                      4
                                                              ---------------------
  Total.....................................................                    100%
                                                              =====================


------------

Source: Budapest Stock Exchange, Annual Report 2003



Financings via issuance of corporate bonds is very limited in Hungary, as the corporate bond market is in its infancy. Generally only blue-chip companies and local subsidiaries of multinational corporations have issued corporate debt in the country.



The Hungarian Traded Index (the "HTX" Index, one of the CECE Index families) is a commonly used measure of the Hungarian stock markets. The HTX is a capitalization-weighted price index reflecting in real time the movement of the most liquid blue chip stocks traded on the BSE. It is calculated in U.S. dollars as well as in euros and on a local currency basis. Published criteria for selecting stocks for the HTX include market capitalization, liquidity, price availability, sector representation and market interest, with the primary criteria being market capitalization and liquidity. The HTX is not adjusted for dividend payments. Although there is no prescribed number of stocks to be included in the HTX, the Index included ten stocks as of February 5, 2004. This group represented approximately 16.4% of the total market capitalization of stocks listed on the BSE as of December 31, 2003.



The following table presents the annual performance in U.S. dollar terms of the HTX, along with the U.S. dollar-denominated returns of the Hungarian currency, the florint ("HUF"), between 1999 and 2003.



Annual Returns of the Hungarian Stock Markets (1) and Currency (in USD $)



                                                     1999     2000     2001     2002     2003
---------------------------------------------------------------------------------------------
Hungarian Traded Exchange ("HTX")................   11.55%  (22.49)%  (7.40)%  33.32%   27.83%
Florint ("HUF")..................................  (14.32)  (10.57)    2.74    22.42     7.56


------------

Source: Bloomberg



(1)Simple appreciation only. Does not include dividends reinvested.



RUSSIA'S ECONOMY AND SECURITIES MARKETS



Investing in Russia subjects investors to many of the same risks associated with investing in Central European countries, as described in the "Risk Factors and Special Considerations" section, above. As previously noted, there are significant risks inherent in Russian securities that are not typically associated with securities of companies in more developed countries. The value of Russian securities


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may be affected by various uncertainties, such as economic, political and social instability; investment and regulatory risk, including crime and corruption in government and business; and inconsistency and underdevelopment of Russia's tax and legal systems. As is the case with issuers in most emerging markets, Russian securities are subject to a higher degree of volatility than the securities of Western companies.



Since the breakup of the Soviet Union in August 1991, Russia, the largest of the former Soviet republics with a population of 145 million, has undergone substantial economic change and upheaval. The country is structured as a federation and run as a presidential republic with considerable input from governors and security services.



Russia continues to be in transition from a centrally controlled command system to a market-oriented, democratic model of government. The transition has not been painless, and risks for investing in Russia are not insignificant. Financial resources are still concentrated in a few hands. Political and economic reforms are clearly needed in order for the economy to maintain its growth trajectory.



Since 1991, Russia has been affected at various times by declines in GDP, hyperinflation, an unstable currency and high government indebtedness relative to GDP. Under former president Boris Yeltsin, the Russian economy collapsed in 1998 when the government defaulted on its domestic debt. A USD $22.5 billion bailout by the International Monetary Fund largely proved to be ineffective in stabilizing the economy.



Still, the country has achieved remarkable progress in transitioning to a market-based economy, as the following statistics demonstrate.



Economic Trends in Russia



                                                              1999    2000    2001    2002
-------------------------------------------------------------------------------------------
GDP per capita (USD $)......................................  4,514   5,085   5,496   5,830
GDP (% real change per annum)...............................   6.35   10.05    5.00    4.30
Government consumption (% of GDP)...........................  14.58   15.09   16.33   16.91
Budget balance (% of GDP)...................................  (1.17)   2.37    3.05    1.65
Consumer prices (% change per annum, average)...............  85.70   20.75   21.60   15.80
Public debt (% of GDP)......................................  88.09   59.12    48.3    43.4
Labor costs per hour (USD)..................................   0.34    0.44    0.62    0.78
Recorded unemployment (%)...................................  12.27    9.69    8.73    8.48
Current-account balance/GDP (%).............................  12.56   18.04   11.29    9.47


------------

Source: The Economist Intelligence Unit



Vladimir Putin became Russia's president in 2000. Chief among Putin's agenda items during his administration have been tax reform and deregulation. In March 2002, for example, President Putin replaced the head of Russia's central bank, Viktor Gerashchenko, a Soviet-era bureaucrat whose tenure was marked by intense inflation and generally ineffective regulation.



Russia has long been and is today a collection of diverse territories in various stages of development. Progress on the structural reform front has been somewhat slowed by intense internal political struggles, and Moscow has been under considerable pressure to contain certain rebellious regions within the Russian Federation. Mr. Putin is determined to bring these areas under Moscow's control, but he needs the cooperation of the Federation members. Significantly, on December 9, 2003, the Duma parliamentary election confirmed a power shift toward parties loyal to Mr. Putin. Presidential elections are scheduled for March 2004, and President Putin is believed to be the front-runner.


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President Putin has made the country's reformation into a free market economy a key priority. It generally believed by many political analysts, though far from a certainty, that Putin's policies may help smooth the country's path to eventual membership in the World Trade Organization ("WTO"). Supporting this thesis was the June 2002 designation by the United States of Russia as a market economy, which followed closely on the heels of a similar step taken by the EU. Russia has taken measures to pass laws that fit WTO standards, and has participated in bilateral discussions on such sensitive issues as access for manufactured imports and protection of intellectual property. However, negotiations that would lead to serious consideration of Russia's admission to the WTO are far from complete, and to some extent have been hampered by the country's large bureaucracy, which is charged with enforcing the new legal standards.



Although the structure of Russia's economy has changed dramatically over the last decade, it continues to be highly concentrated in several respects, and retains a number of features that differ from Central European economies in transition. First, the percentage of new enterprises (i.e., enterprises founded after the beginning of systemic reforms) and of small- and medium-sized enterprises is relatively low by international comparison. Second, the economy still features large production units, many of which are suffering losses. Third, a significant portion of the population (10%) still lives in economic and social isolation in the Far North and Far East.



Nevertheless, Russia's economic performance has been both relatively strong and stable since Putin became president, at a time when most global economies experienced a considerable slowdown in economic performance. The Russian economy has benefited from rising oil prices and significant foreign capital inflows. In 2003, Moody's upgraded Russia's credit rating to investment grade status. In addition, several global companies have increased or are planning to increase their exposure to the Russian market.



According to a September 2003 report issued by the U.S. Energy Information Administration, a statistical agency of the U.S. Department of Energy, Russia is important to world energy markets because it holds the world's largest natural gas reserves, the second largest coal reserves, and the eighth largest oil reserves. Russia is presently the world's second largest oil exporter and third largest energy consumer. Over time, it could become a more significant oil exporter. In this respect, three developments are noteworthy. First, in 2003 the Russian authorities approved British Petroleum's nearly USD $8 billion investment in Tyumen Oil, a joint venture between the two companies, which is now called TNK-BP. This major transaction would represent the biggest single direct investment in Russia. Second, a political decision to build a private pipeline and expand port facilities in Murmansk are aimed at increasing oil exports to the United States. Third, to reduce Russia's dependence on oil, the minister of finance has submitted a proposal to create a stabilization fund that would be used to cushion the economy from the negative impact of potentially lower oil revenues.



Led by gains in the construction and agriculture sectors, growth was strong in Russia in 2003, with GDP advancing 7.0% over 2002, according to the Russian Ministry for Economic Growth. However, many economists expect smaller net exports to result in lower GDP growth in 2004. The key factor in the overall performance of Russian GDP growth has been oil and natural gas exports. Oil revenues have not only fueled domestic demand and consumption but also helped the Russian financial situation. Russia is one of the few countries in the world with surpluses in both the federal budget and its current account. As a result, Russia was able to repay some of its foreign debts before maturity and raise its foreign exchange reserves to $44 billion in 2003.



The Russian Securities Markets


As noted in the "Risk Factors and Special Considerations" section above, Russia's securities market is evolving from an exotic frontier market into a more cohesive emerging market. However, there still is no centralized public market for trading Russian securities despite the number of stock exchanges in


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the country. Trading occurs mostly over-the-counter. Corporate governance standards for Russian companies have also proven to be poor, and minority stockholders in Russian companies have suffered losses due to abusive share dilutions, asset transfers and transfer-pricing practices. Stockholders of Russian companies also lack many of the protection available to stockholders of Western issuers. Accounting, financial and auditing reporting by Russian companies is also generally of less quality and less reliability compared with Western companies.



Laws and regulations involving foreign investment in Russian enterprises, title to securities and transfer of title are also relatively new and can change quickly and unpredictably. Moreover, Russia's taxation system is frequently subject to change and enforcement is inconsistent at federal, regional and local levels.



The activity at the two major Russian stock exchanges (Moscow Interbank Currency Exchange, (the "MICEX") and Russian Trading System (the "RTS") accounts for substantially all of the domestic volume of trading. Both exchanges are nationwide electronic markets based on a continuous auction model. The MICEX employs an Internet trading facility, and the RTS uses a dealer market approach and quote-driven system structurally modeled after the NASDAQ system. These two exchanges support a developing securities market infrastructure, including several hundred broker/dealers, and depositary, registration, clearing and settlement facilities. Regulatory oversight is handled by the Federal Securities Market Commission ("FSMC"). Russian markets encompass the entire range of financial instruments used in the global capital markets, including derivatives.



The RTS was established in 1995 to consolidate separate regional securities trading floors into a unified Russian securities market. The RTS lists Russian equity and fixed income securities, as well as futures and options (with ruble and foreign currency settlement) for both domestic and foreign portfolio managers. RTS also provides real-time trading data to global information services companies. At year-end 2003, more than 300 securities traded on the RTS, including 50 bonds.



Trading Volume for Russian Stocks, Year Ended December 31(1)



YEAR                                                          IN MIL. USD $(2)   IN SHARES (000S)
-------------------------------------------------------------------------------------------------
1995........................................................             187.3            924,218
1996........................................................           2,926.3         10,919,144
1997........................................................          14,424.3         20,415,205
1998........................................................           8,662.5         30,629,708
1999........................................................           2,338.4         22,716,229
2000........................................................           5,553.5         29,011,847
2001........................................................           4,239.1         22,648,366
2002........................................................           4,236.0         18,077,301
2003........................................................           5,514.6         17,728,537


------------

Source: Russian Trading System



(1)Aggregate transactions in the RTS Classic Stock Market, the primary equity trading market of the Russian Trading System.



(2)U.S. dollar equivalents calculated using daily exchange rates, aggregated for the year.


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The following table shows the percentages of RTS-traded companies in each industry, by market capitalization at the end of 2002 (the latest date for which aggregate data is available):



Industry Composition of the Russian Trading System, as of December 31, 2002



                                                              INDUSTRY DIVISION BY
ECONOMIC INDUSTRY SECTOR                                      MARKET CAPITALIZATION
-----------------------------------------------------------------------------------
Electric Energy Production..................................                     28%
Machine Building and Metal Processing.......................                     14
Fuel Industry, including Oil................................                     13
Metallurgy..................................................                      9
Telecommunications..........................................                      7
Banking.....................................................                      5
Food Processing Industry....................................                      3
Transport...................................................                      3
Chemical and Petrochemical Industries.......................                      3
Retail......................................................                      1
Other.......................................................                     14
                                                              ---------------------
  Total.....................................................                    100%
                                                              =====================


------------

Source: RTS Stock Exchange Annual Report 2002



The MICEX, the other leading exchange in Russia, has served as a base for the nationwide system of trades in the currency, stock and derivatives sectors of the financial market, operating both in Moscow and in Russia's largest financial and industrial centers. Jointly with its partners (the MICEX Settlement House, the National Depository Center, regional exchanges and others), the MICEX provides settlement and clearing as well as depository services.



The following table sets forth the 30 largest Russian companies based on market capitalization. These stocks represent roughly 12.3% of the total market capitalization of the stocks traded on the RTS and MICEX.



                                                                                     MARKET
                                                                                 CAPITALIZATION
COMPANY                                   TICKER     INDUSTRY SUB GROUPING      (THOUS. USD $)(1)
-------------------------------------------------------------------------------------------------
Gazprom.................................   GAZP     Oil Companies--Integrated           4,150,335
YUKOS Corp..............................   YUKO     Oil Companies--Integrated           3,114,563
LUKoil Oil Company......................   LKOH     Oil Companies--Integrated           2,133,213
Surgutneftegaz..........................   SNGS     Oil Companies--Integrated           2,000,156
Norilisk NIC--MMC.......................   GMKN            Metal--Diversified           1,493,063
Siberian Oil Company (Sibneft)..........   SIBN     Oil Companies--Integrated           1,491,139
Unified Energy System of Russia.........   EESR          Electric--Integrated           1,225,917
Savings Bank of the Russian
  Federation............................   SBER              Commercial Banks             570,000
Severstal...............................   CHMF              Steel--Producers             400,647
Surgutneftegaz-Pfd......................  SNGSP     Oil Companies--Integrated             290,750
Tatneft.................................   TATN     Oil Companies--Integrated             274,515
Mosenergo...............................   MSNG          Electric--Integrated             228,601


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
                                                                                     MARKET
                                                                                 CAPITALIZATION
COMPANY                                   TICKER     INDUSTRY SUB GROUPING      (THOUS. USD $)(1)
-------------------------------------------------------------------------------------------------
Slavneft-Megionneftegaz.................   MFGS      Oil Companies--Explor. &
                                                                         Prod             159,160
Rostelecom..............................   RTKM         Telephone--Integrated             158,856
Baltika Brewery.........................   PKBA                       Brewery             156,410
Orenburgneft............................   ORNB     Oil Companies--Integrated             155,243
UralSvyazInform.........................   URSI              Telecom Services             125,965
Moscow City Telephone Network...........   MGTS              Telecom Services             105,375
Transneft...............................  TRNFP                     Pipelines             105,265
Nizhny Tagil Iron & Steel Plant.........   NTMK                    Metal-Iron              95,958
Aeroflot--Russian International
  Airlines..............................   AFLT                      Airlines              94,402
AvtoVAZ Incorporated....................   AVAZ        Auto-Cars/Light Trucks              78,864
Volga Telecom...........................   NNSI              Telecom Services              73,791
Bashneft................................   BANE      Oil Companies--Explor. &
                                                                        Prod.              66,366
Open Joint Stock Company of Energetics &
  Electrification.......................   IRGZ               Electric Energy              64,352
CenterTelecom...........................   ESMO         Telephone--Integrated              59,570
Unified Energy System of Russia-Pfd.....  EESRP          Electric--Integrated              57,689
SibirTelekom............................   ENCO              Telecom Services              55,853
Lenenergo...............................   LSNG               Electric Energy              55,346
Verkhnaya Salda Metallurgical Production
  Assn. ................................   VSMO                    Metallurgy              54,191
Central Teleco-P........................  CTELP         Telephone--Integrated              52,599


------------

Source: Bloomberg, Russian Trading System, Moscow Interbank Currency Exchange



(1) Market Capitalization based on last closing prices and currency exchange rate as of February 6, 2004.



As of February 6, 2004, approximately 71.9% of the market capitalization of the above-listed 30 largest companies represented companies in the oil and gas industry.



As a general rule, shareholders with controlling stakes in a company dominate Russian equity investing. Typical of most emerging markets countries, including those of Central Europe, ownership structures in Russia are rarely diversified. In addition, companies rely much more on debt than equity financing; a small number of large stakeholders control most shareholder capital; and the government, not the market, largely controls how financial resources are allocated. This situation is markedly different from the more accessible and popular retail American-style of stock ownership.



The Russian securities market continues to benefit from legislative reforms. In January 2003, several amendments to the Law on the Securities Market (the "Law") became effective (while others were scheduled to take effect in subsequent stages in 2004). The changes contained in the amended Law introduced a legislative basis for the concept of share options and clarifies the government approvals needed for the issuance or trading of Russian securities in foreign market through the mechanism of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or similar instruments. Essentially, under Article 16 of the Law, the FSMC must approve the "placement by a Russian issuer of securities abroad." In addition, the amended Law has abolished the former requirement for Russian


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legal entities and individuals to notify the FSMC upon their acquisition of foreign-issued securities. Further, Article 29 of the Law has also changed the former requirement for foreign purchasers to notify the FSMC upon their acquisition of any Russian-issued securities; notice is now required only for the acquisition of shares in circumstances when Russian law has imposed limits on foreign ownership. (Such limits remain in effect for certain major Russian companies, including the national electric utility RAO UES and OAO Gazprom.) Although the timing of their effects is uncertain, and while enforcement of the Law remains very much an open question, these changes could be favorable for foreign investment capital in the Russian securities markets as the system evolves from one favoring domestic shares and investors to a more global market model.



However, structural distortions in the Russian securities market have constrained its development. The cost of regulation is high and tax incentives are insufficient for most investors. The domestic market is concentrated in Moscow, where more than 60% of the country's financial capital base is located. A company's success in the stock market often depends on how closely aligned its sponsoring broker or bank is with the government and whether there is a personal relationship between the owners of the company's sponsoring broker or bank and civil servants. While securities regulation exists on the books, enforcement of rules is often poor; real sanctions for dishonest practices in client/broker relationships are rarely enforced.



Russia's domestic bond market, which barely existed five years ago, has grown, but from relatively low levels and not nearly to the same extent as its Central and Eastern European neighbors. International bond issues by Russian companies grew to $5.4 billion by November 2003, from $649 million in 1997. In 2002, the RTS opened a new market--RTS Bonds--to facilitate trading in corporate, government and municipal bonds and Eurobonds.



The Russian Traded Index (the "RTX" Index), calculated and maintained by the Vienna Stock Exchange, is a commonly used measure of the Russian stock markets. The RTX is a capitalization-weighted price index reflecting in real time the movement of the most liquid blue chip stocks traded on the RTS. It is calculated in U.S. dollars as well as in euros and on a local currency basis. Published criteria for selecting stocks for the RTX include market capitalization, liquidity, price availability, sector representation and market interest, with the primary criteria being market capitalization and liquidity. The PTX is not adjusted for dividend payments. Although there is no prescribed number of stocks to be included in the RTX, the Index included eight stocks as of February 5, 2004, which represented approximately 32.3% of the total market capitalization of stocks listed on the RTS as of the same date.



The following table presents the annual performance in U.S. dollar terms of the RTX, along with the U.S. dollar-denominated returns of the Russian currency, the ruble ("RUB"), between 1999 and 2003.



Annual Returns of the Russian Stock Markets(1) and Currency (in USD $)



                                                       1999     2000    2001    2002    2003
--------------------------------------------------------------------------------------------
Russian Traded Exchange ("RTX")....................  260.68%  (32.76)% 56.05%  26.21%  73.29%
Ruble ("RUB")......................................  (25.15)   (2.17)  (7.69)  (4.54)   9.28


------------

Source: Bloomberg



(1) Simple appreciation only. Does not include dividends reinvested.



As the table above illustrates, the Russian securities markets are characterized by high volatility, including extremely large swings in returns (either up or down) from year to year.


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TURKEY'S ECONOMY AND SECURITIES MARKETS



Located between Europe and Asia, Turkey is a dynamic emerging market economy. At the end of 2002, more than 73% of its 70.3 million people lived in urban areas. At the end of 2002, according to The Economist Intelligence Unit, agriculture accounted for 16% of its GDP, industry for 24%, and services for 60%.



Economic Trends in Turkey



                                                              1999     2000     2001     2002
---------------------------------------------------------------------------------------------
GDP per capita (USD $)....................................   6,154    6,668    6,219    6,686
GDP (% real change per annum).............................   (4.71)    7.36     (7.5)    7.78
Government consumption (% of GDP).........................   15.18    14.08    14.24    14.03
Budget balance (% of GDP).................................  (13.02)  (10.65)  (16.34)  (14.16)
Consumer prices (% change per annum, average).............   64.87    54.92     54.4    44.96
Public debt (% of GDP)....................................   53.55    60.46    101.6     88.9
Labor costs per hour (USD $)..............................    1.51     1.55     1.22     1.44
Recorded unemployment (%).................................    7.65      6.6     8.53    10.68
Current-account balance/GDP...............................   (0.74)   (4.93)    2.33    (0.98)


------------

Source: The Economist Intelligence Unit



Turkey established an industrial base through state control and protectionist policies following World War II. Policies have since shifted towards liberalization, a trend that was reinforced when Turkey signed a customs union with the EU in 1995 and became a pre-accession candidate for EU membership at the Helsinki Summit in December 1999. In addition, legislation to reform pensions and social security was passed in August 1999. In that same year, the Turkish government launched an economic reform program to quell high inflation and restore sustained growth, although these efforts were interrupted by the impact of several earthquakes and the financial crisis of 2000-2001. As a result, the economy registered GDP contraction of 7.5% in 2001.



Turkey has been a net importer over the past several years. In 2002, exports totaled USD $39.8 billion, while imports were USD $48.1 billion, leaving a trade deficit of USD $8.3 billion, compared with USD $4.5 billion in 2001. Significant steps have been taken to promote foreign investments in Turkey. Constitutional change to allow international arbitration has been approved. Foreign direct investment legislation was revised and a new law was passed in June 2003 to improve conditions for foreign investments. A Patent Institute has been established and a new Patent Law submitted to Parliament to protect intellectual property. In addition, an Investment Promotion Agency is being established, and state monopolies in electricity and the telecommunication sector have been opened to competition.



The tax reform law in July 1998 reduced the basic rate of corporation tax from 30% to 25%. Personal income tax rates were lowered to a range of 20% to 45%, down from 25% to 50%. They were reduced again on January 1, 1999, to between 15% and 40%. New taxes imposed in the aftermath of the August 1999 earthquake were maintained as part of an IMF-backed stabilization program. The economy started to recover in 2002, with GDP growth reaching almost 8%, and the positive improvement continued into 2003. During the third quarter of 2003, the Turkish Ministry for Foreign Trade reported annualized GDP growth in the industrial sector of 7.6%; in the services sector, 3.9%.


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Nevertheless, the recent political and economic climate in Turkey has been challenging. In November 2003, Turkey was shaken by four suicide bombings by Islamic fundamentalists in Istanbul. Two targeted Jewish synagogues and the others demolished the British consulate and the UK-based HSBC bank. In addition, in the same month, the head of the Banking Regulation and Supervisory Authority ("BRSA") resigned under pressure from the government.



The Turkish Securities Markets


Turkey's securities market has its roots in the second half of the 19th century, when the first organized securities market was established in 1866 following the Crimean War. This exchange, entitled the Dersaaset Securities Exchange, created a medium for European investors who were seeking higher returns in the far-reaching Ottoman markets. Following the demise of the Ottoman Empire and formation of the Turkish Republic, a new law was enacted in 1929 to reorganize the capital markets under the new name, the Istanbul Securities and Foreign Exchange Bourse. The rise of the modern stock market in Turkey can be traced to this marketplace, which operated without interruption through the 1929 depression and World War II.



The laws governing the establishment, activities, operations and supervision of securities exchanges were codified by the Council of Ministers in 1983. The establishment of the securities exchanges is subject to the approval of the Finance Ministry upon the recommendation of the Capital Markets Board based in Ankara. The regulations concerning operational procedures were approved in the subsequent extraordinary meetings of the General Assembly. The Istanbul Stock Exchange (the "ISE") was formally established at the end of 1985. The ISE is the only securities exchange in Turkey authorized to provide trading in equities, bonds and bills, revenue-sharing certificates, private sector bonds, foreign securities, real estate certificates and international securities. In June 1991, the ISE's market for bills and bonds was established.



Listing requirements, which are published by the ISE, require any individual company applying for listing to provide detailed, independently audited financial statements and consolidated financial statements for group companies. Companies must demonstrate three-year operating histories, must have had pre-tax profits in the two years prior to the application year, and must meet other detailed requirements, including, among other items, company size, debt levels and amount of equity float.



There are three principal stock market segments in the ISE:



+ National--All companies listed in the National Market must meet certain listing requirements described above. Generally, stocks listed on this market are the ISE's largest and most liquid securities. Currently, 100 companies listed on the National Market are included in the ISE National 100 Index, which is the main index of the ISE stock market.



+ Regional--The Regional Markets segment of the ISE was established to promote trading in stocks of small- and medium-sized companies incorporated in all parts of Turkey. The Regional Markets include companies delisted temporarily or permanently from the National Market, as well as companies that fail to fulfill the National Market's listing requirements.



+ New Companies--The New Companies Market was established in 1996 to provide an organized market for trading in stocks of companies that may be under regulatory scrutiny. Companies listed in this market may be under investigation for improper, inconsistent, untimely disclosure information to the public; failure to comply with existing rules and regulations; and other situations leading to delisting and/or dismissal from the relevant market temporarily or permanently in order to protect investors' rights.


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The following table presents an overview of the historical growth of the ISE in terms of value and number of issues traded in its three principal market segments.



                                                                  NUMBER OF ISSUES BY MARKET TYPE
                       TOTAL VALUE   TOTAL VALUE    NUMBER OF                                 NEW
YEAR                   (MIL. LIRA)   (USD $MIL.)       ISSUES     NATIONAL   REGIONAL   COMPANIES
-------------------------------------------------------------------------------------------------
1986.................            9            13            3            3        --           --
1987.................          105           118           15           15        --           --
1988.................          149           115           32           32        --           --
1989.................        1,736           773          238          238        --           --
1990.................       15,313         5,854        1,537        1,537        --           --
1991.................       35,487         8,502        4,531        4,531        --           --
1992.................       56,339         8,567       10,285       10,285        --           --
1993.................      255,222        21,770       35,249       35,249        --           --
1994.................      650,864        23,203      100,062      100,062        --           --
1995.................    2,374,055        52,357      306,254      306,254        --           --
1996.................    3,031,185        37,737      390,924      377,026    12,765          963
1997.................    9,048,721        58,104      919,784      897,383    11,889        6,670
1998.................   18,029,966        70,396    2,242,531    2,205,345    17,665       18,165
1999.................   36,877,335        84,034    5,823,858    5,747,700    52,554        9,136
2000.................  111,165,396       181,934   11,075,685   10,988,802    64,626        4,364
2001.................   93,118,834        80,400   23,938,149   23,706,279   140,757           --
2002.................  106,302,343        70,756   33,933,251   33,411,837   322,127           --
2003.................  146,644,967       100,165   59,099,780   58,297,164   682,824           --


------------

Source: Istanbul Stock Exchange



The following table shows the percentages of ISE-traded companies in each industry, by market capitalization at the end of 2002 (the latest date for which aggregate information is available):



Industry Composition of the Istanbul Stock Exchange, as of December 31, 2002



                                                               INDUSTRY DIVISION BY
ECONOMIC INDUSTRY SECTOR                                      MARKET CAPITALIZATION
-----------------------------------------------------------------------------------
Chemical, Petroleum, Plastic................................                  31.38%
Non-Metal Mineral Products..................................                  15.07
Metal Products, Machinery...................................                  21.47
Food, Beverage..............................................                  11.16
Basic Metal.................................................                   8.99
Wood, Paper, Printing.......................................                   6.79
Textiles, Leather...........................................                   4.18
Other.......................................................                   0.96
                                                              ---------------------
  Total.....................................................                 100.00%
                                                              =====================


------------

Source: Istanbul Stock Exchange, Annual Factbook 2002


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The following table presents the 30 largest securities traded on the ISE in 2003 by market capitalization. These companies represent 77.2% of the total market capitalization of all companies traded on the ISE, as of December 31, 2003:



                                                                           MARKET CAPITALIZATION
COMPANY                     TICKER                     INDUSTRY SUBGROUP         (MIL. USD $)(1)
------------------------------------------------------------------------------------------------
Akbank T.A. ..............  AKBNK                       Commercial Banks                   8,440
Is Bankasi................  ISBTR                       Commercial Banks                   7,728
Turkcell Iletisi..........  TCELL                       Cellular Telecom                   6,950
KOC Holding...............  KCHOL                 Diversified Operations                   6,239
Sabanci Holding...........  SAHOL                 Diversified Operations                   6,100
Turkiye Garanti...........  GARAN                       Commercial Banks                   3,720
Enka Insaat...............  ENKAI    Divers. Operations/Comm Servs......                   3,600
Tofas-Turk Otomo..........  TOASO                 Auto-Cars/Light Trucks                   3,535
Tupras....................  TUPRS               Oil Refining & Marketing                   3,005
Ford Otomotiv.............  FROTO                 Auto-Cars/Light Trucks                   2,983
Arcelik...................  ARCLK                             Appliances                   2,860
Anadolu Efes Bir..........  AEFES                                Brewery                   2,111
Yapi Credi Bank...........  YKBNK                       Commercial Banks                   2,107
Eregli Demir Celik........  EREGL                        Steel Producers                   1,841
Dogan Yayin Holding.......  DOHOL                 Diversified Operations                   1,603
Petrol Ofisi..............  PTOFS            Retail Petroleum Production                   1,560
Dogan Yayin...............   DYOL                             Multimedia                   1,455
Turk Hava Yollar..........  THYAO                               Airlines                   1,391
Petkim....................  PETKM                 Chemicals--Diversified                   1,198
Hurriyet Gzt..............  HURGZ                 Publishing--Newspapers                   1,097
Migros....................  MIGRS                           Food--Retail                   1,067
Vestel Elek San...........  VESTL                   Audio/Video Products                     986
Turk Sise Cam.............   SISE                             Housewares                     933
Trakya Cam Sanay..........  TRKCM            Miscellaneous Manufacturing                     795
Aygaz AS..................  AYGAZ                 Distribution/Wholesale                     792
BSH Profilo...............  BSPRO                             Appliances                     752
Aksigorta.................  AKGRT            Property/Casualty Insurance                     669
Alarko Holding............  ALARK                 Diversified Operations                     627
Akcansa Cimento...........  AKCNS                               Building
                                             Products--Cement/Aggregates                     612
Finansbank................  FINBN                       Commercial Banks                     608


------------

Source: Bloomberg, Istanbul Stock Exchange



(1)As of January 26, 2004.



The ISE National 100 Index (the "TRA"), a commonly used measure of the Turkish stock markets, has been calculated since the inception of the ISE. The TRA, a capitalization-weighted price index, is comprised of National Market companies except investment trusts. The constituents of the Index are selected on the basis of pre-determined criteria established for companies to be included in the Index. The ISE Executive Council determines which securities will be included in the Index, and evaluate each company based on their market capitalization, operating history and liquidity, among other factors.


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

CENTRAL EUROPEAN, RUSSIAN AND TURKISH ECONOMIES AND MARKETS

--------------------------------------------------------------------------------


The constituents of the Index are subject to quarterly review and adjustment. The ISE National 100 Index contains the ISE National 50 and ISE National 30 companies. All Turkish lira-based ISE indices are also expressed and published in U.S. dollar terms.



The following table presents the annual performance in U.S. dollar terms of the TRA, along with the U.S. dollar-denominated returns of the Turkish currency, the lira ("TRL"), between 1999 and 2003.



Annual Returns of the Turkish Stock Markets(1) and Currency (in USD $)



                                                1999      2000      2001      2002      2003
--------------------------------------------------------------------------------------------
ISE National 100 Index ("TRA")..............  240.83%   (50.12)%  (32.17)%  (34.47)%  112.84%
Lira ("TRL")................................  (42.04)   (18.58)   (53.90)   (12.39)    17.68


------------

Source: Bloomberg



(2)Simple appreciation only. Does not include dividends reinvested.


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Description of common stock

GENERAL


All shares of common stock are equal as to earnings, assets, dividends, liquidation and voting privileges and, when issued, will be fully paid and nonassessable. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock is entitled to its proportion of our assets after debts and expenses. Stockholders are entitled to one vote per share and do not have cumulative voting rights. Our outstanding common stock is listed on the NYSE under the symbol "CEE," as will be the shares offered for subscription in this rights offering. Our common stock is also listed on the Regulated Market Segment (Geregelter Markt) of the Frankfurt Stock Exchange. The rights are transferable and application will be made to list them on the NYSE under the symbol "CEE.RT."



Set forth below is information with respect to our common stock as of February 6, 2004:



                                                                                    AMOUNT OUTSTANDING
                                                               AMOUNT HELD BY US    (EXCLUSIVE OF OUR
             TITLE OF CLASS                AMOUNT AUTHORIZED   OR FOR OUR ACCOUNT       HOLDINGS)
             --------------                -----------------   ------------------   ------------------
Common Stock $.001 par value.............     80,000,000           5,864,442            7,641,533


We have no present intention of offering additional shares, other than pursuant to this rights offering, except that additional shares may be issued under our dividend reinvestment plan. For information about our dividend reinvestment plan, see "Voluntary Cash Purchase Program and Dividend Reinvestment Plan" in this prospectus. Additional offerings of our common stock, if made, will require approval of our board of directors and will be subject to the requirements of the Investment Company Act that common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of our outstanding stockholders.

PROVISIONS OF OUR ARTICLES OF INCORPORATION AND BYLAWS
AFFECTING CHANGE OF CONTROL AND EXTRAORDINARY TRANSACTIONS

We have provisions in our articles of incorporation and bylaws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of us, to cause us to engage in certain transactions or to modify our structure. Our board of directors is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to that class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of our board of directors by our stockholders. A director may be removed from office only by the affirmative vote of at least two-thirds of all the votes entitled to be cast by our stockholders generally in the election of directors. Except as otherwise required by law, any vacancy created on our board of directors can be filled only by the affirmative vote of the remaining directors in office. Our bylaws generally require that advance notice be given to us in the event a stockholder desires to nominate a person for election to the board of directors or to transact any other business at a meeting of stockholders.

In addition, the affirmative vote of the holders of two-thirds of our outstanding shares is required to authorize our dissolution or any of the following transactions:

+ the merger or consolidation of us with or into any open-end investment company;

+  the sale of all or substantially all of our assets; or

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DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------

+ any amendment to our articles of incorporation which makes the common stock a redeemable security or reduces the two-thirds vote required to authorize the actions listed in clauses (1) through (3).

The full text of these provisions can be found in our articles of incorporation and bylaws, on file with the SEC, as described under "Available Information" in this prospectus. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. Our board of directors believes that the provisions of our articles of incorporation and bylaws described above provide the advantage of greater assurance of continuity of board and management composition and policies. The supermajority voting requirements are generally greater than the minimum voting requirements imposed on us by the Investment Company Act and Maryland law. Our board of directors has determined that the foregoing provisions are in the best interests of stockholders generally.

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

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Dividends and distributions

We distribute to stockholders, at least annually, substantially all of our net investment income and net realized capital gains. Distributions are made in cash or in common stock with the option to receive cash. Stockholders entitled to a distribution to be made in common stock with the option to receive cash may elect to receive cash by timely returning a completed option card to Investors Bank & Trust Company, our dividend-paying agent.

The following table shows the history of dividends and distributions we distributed to stockholders:

                                                              ORDINARY       LONG-TERM
RECORD DATE                                                     INCOME   CAPITAL GAINS    TOTAL
-----------------------------------------------------------------------------------------------
12/22/ 2003.................................................     $0.22                    $0.22
11/19/2001..................................................     $0.23                    $0.23
11/16/1998..................................................     $0.14                    $0.14
9/01/1998...................................................     $0.01           $0.01    $0.02
11/17/1997..................................................     $1.54           $5.01    $6.55
9/03/1997...................................................                     $0.02    $0.02
12/19/1996..................................................     $0.11           $1.79    $1.90
12/27/1995..................................................     $0.16           $0.22    $0.38
12/29/1994..................................................     $0.20                    $0.20
12/28/1993..................................................     $0.08                    $0.08
12/28/1992..................................................     $0.17           $0.13    $0.30
9/05/1991...................................................                     $0.02    $0.02
12/04/1990..................................................     $0.22           $0.04    $0.26

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

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Voluntary cash purchase program and dividend reinvestment plan

GENERAL

We offer stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by us in additional shares of our common stock. A more complete description of the plan is provided in the plan brochure available from Investors Bank & Trust Company, the plan agent, Shareholder Services, P.O. Box 642, OPS 22, Boston, Massachusetts 02117-0642 (telephone 1-800-437-6269).

Under the Plan, participating stockholders appoint the plan agent to receive or invest our distributions. In addition, participating stockholders may make optional cash purchases of our shares through the plan agent as often as once a month. There is no charge to participating stockholders for participating in the plan, although when shares are purchased under the plan by the plan agent on the NYSE or otherwise on the open market, each participating stockholder will pay a pro rata share of brokerage commissions incurred in connection with these purchases.

REINVESTMENT OF FUND SHARES

Whenever we declare a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of stockholders, either in cash or in our shares of common stock, the plan agent will automatically elect to receive our shares for the account of each participating stockholder.

Whenever we declare a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of our common stock equals or is less than the market price per share on the valuation date (the market parity or premium), the plan agent will apply the amount of that dividend or distribution payable to a participating stockholder to the purchase from us of our shares for a participating stockholder's account, except that if we do not offer shares for this purpose because we conclude Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for us, then the plan agent will follow the procedure described in the next paragraph. The number of additional shares to be credited to a participating stockholder's account will be determined by dividing the dollar amount of the distribution payable to a participating stockholder by the net asset value per share of our common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for the dividend or distribution.

Whenever we declare a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of our common stock exceeds the market price per share on the valuation date (the market discount), the plan agent will apply the amount of that dividend or distribution payable to a participating stockholder (less a participating stockholder's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of that dividend or distribution) to the purchase on the open market of our shares for a participating stockholder's account. The valuation date will be the payable date for the dividend or distribution.

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                                                                              69

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

VOLUNTARY CASH PURCHASES

Participating stockholders have the option of making investments in our shares through the plan agent as often as once a month. Participating stockholders may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the plan. The plan agent will apply these funds (less a participating stockholder's pro rata share of brokerage commissions or other costs, if any) to the purchase on the NYSE (or, if different, on the principal exchange for our shares) or otherwise on the open market for the participating stockholder's account, regardless of whether there is a market parity or premium or a market discount.

ENROLLMENT AND WITHDRAWAL

Both current stockholders and first-time investors are eligible to participate in the plan. Current stockholders may join the plan by either enrolling their shares with the plan agent or by making an initial cash deposit of at least $250 with the plan agent. First-time investors may join the plan by making an initial cash deposit of at least $250 with the plan agent. Stockholders who hold our shares in the name of a brokerage firm, bank or other nominee should contact their nominee to arrange for it to participate in the plan on the stockholder's behalf.

Participating stockholders may withdraw from the plan without charge by written notice to the plan agent. Participating stockholders who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the plan agent on their behalf, or to instruct the plan agent to sell these full shares and distribute the proceeds, net of brokerage commissions, to the withdrawing participating stockholders. Withdrawn participating stockholders will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination.

AMENDMENT AND TERMINATION OF PLAN

The plan may be amended or supplemented by us or by the plan agent only by giving each participating stockholder written notice at least 90 days prior to the effective date of the amendment or supplement, except that the notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the SEC or any other regulatory body. The plan may be terminated by us or by the plan agent by written notice mailed to each participating stockholder. Termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of written notice to the participating stockholders.

FEDERAL TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES

Reinvestment in our shares does not relieve participating stockholders from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when we issue shares representing an income dividend or a capital gains dividend, a participating stockholder will include in income fair market value of the shares received as of the payment date, which will be taxed in the same manner as if cash had been received. The shares will have a tax basis equal to the fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the plan agent, a participating stockholder will include in income the amount of the cash payment made. The basis of the shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable. For more information about taxation, see "Taxation" below.

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

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Taxation

DISTRIBUTIONS AND TAX MATTERS

The following is a summary of certain tax considerations generally affecting us and our stockholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in us in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

We have elected to be taxed as a regulated investment company under Subchapter M of the Code and intend to meet all other requirements that are necessary for us to be relieved of federal taxes on income and gains we distribute to stockholders. As a regulated investment company, we are not subject to federal income tax on the portion of our net investment income (i.e., our investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that we distribute to stockholders, provided that we distribute at least 90% of the sum of our net investment income for the year (the "Distribution Requirement") and satisfy certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, we must derive at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in those stocks, securities or currencies.


We must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of our taxable year, (1) 50% or more of the value of our assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with these other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not greater than 10% of the outstanding voting securities of that issuer, and (2) not more than 25% of the value of our total assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which we control and which are engaged in the same, similar or related trades or businesses.



If for any year we do not qualify as a regulated investment company, all of our taxable income (including our net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders. These distributions will generally be taxable to individual stockholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate stockholders. In addition, we could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


EXCISE TAX ON REGULATED INVESTMENT COMPANIES


A 4% non-deductible federal excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to stockholders in a calendar year other than the calendar year in which the regulated investment company earned the income. Specifically, the excise tax will be imposed if the regulated investment company fails to distribute in each calendar year


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
TAXATION
--------------------------------------------------------------------------------


at least an amount equal to the sum of (1) 98% of qualified dividend income and ordinary taxable income for the calendar year and (2) 98% of capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of this calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and (3) any ordinary income and capital gains for previous years that were not distributed during those years. The balance of this income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.


We intend to make sufficient distributions or deemed distributions of our qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that we may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

We may make investments or engage in transactions that affect the character, amount and timing of gains or losses that we realized. We may make investments that produce income that is not matched by a corresponding cash receipt by us. Any of this income would be treated as income earned by us and therefore would be subject to the distribution requirements of the Code. These investments may require us to borrow money or dispose of other securities in order to comply with those requirements. We may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require us to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions as described below. We intend to monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we make any of these investments in order to mitigate the effect of these rules.

We invest in equity securities of foreign issuers. If we purchase shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), we may be subject to federal income tax on a portion of any "excess distribution" from this foreign corporation, including any gain from the disposition of these shares, even if the income is distributed by us to our stockholders. In addition, certain interest charges may be imposed on us as a result of these distributions. If we were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, we would be required to include each year in our income and distribute to stockholders in accordance with the distribution requirements of the Code a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to us by the QEF. Alternatively, we generally will be permitted to "mark to market" any shares we hold in a PFIC. If we make such an election, we would be required to include in income each year and distribute to stockholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of this stock at that time. We would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by us for prior taxable years. We will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election that we make, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the

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
TAXATION
--------------------------------------------------------------------------------

foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

FUND DISTRIBUTIONS


We anticipate distributing substantially all of our net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. stockholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to this stockholder at a maximum rate of 15%. However, the amount of income that we may so designate will generally be limited to the aggregate amount of qualified dividend income we receive. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you as to what percentage of the dividends paid on the shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains. In addition, we must meet certain holding period and other requirements with respect to the shares on which we receive the eligible dividends, and the noncorporate U.S. stockholder must meet certain holding period and other requirements with respect to our shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to stockholders at ordinary income rates. Dividends paid by us with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends we receive from certain domestic corporations for the taxable year. Stockholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.


Ordinarily, stockholders are required to take taxable distributions by us into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by us in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, these dividends will generally be taxable to a stockholder in the year declared rather than the year paid.

We may either retain or distribute to stockholders our net capital gain for each taxable year. We currently intend to distribute any of these amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to stockholders as long-term capital gain, regardless of the length of time the stockholder has held his shares or whether this gain was recognized by us prior to the date on which the stockholder acquired its shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by us for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

Conversely, if we elect to retain our net capital gain, we will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that we also will elect to have stockholders of record on the last day of our taxable year treated as if each received a distribution of its pro rata share of this gain, with the result that each stockholder will be required to report its pro rata share of this gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by us on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by us that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

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TAXATION
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Distributions by us will be treated in the manner described above regardless of whether these distributions are paid in cash or reinvested in additional shares of our common stock (or of shares of another fund). Stockholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors should be aware that distributions from us will, all other things being equal, have the effect of reducing the net asset value of our shares by the amount of the distribution. If the net asset value is reduced below a stockholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES


A stockholder will recognize gain or loss on the sale or redemption of our shares in an amount equal to the difference between the proceeds of the sale or redemption and the stockholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the stockholder acquires other shares of us within a period of 61 days beginning 30 days before and ending 30 days after that disposition, such as pursuant to reinvestment of a dividend in our shares. Additionally, if a stockholder disposes of our shares within 90 days following their acquisition, and the stockholder subsequently re-acquires our shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the stockholder's basis for computing profit or loss upon the sale of the shares.


In general, any gain or loss arising from (or treated as arising from) the sale or redemption of our shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) those shares. Capital gain of a noncorporate U.S. stockholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the stockholder for more than one year. Capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

We will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any stockholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to us that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a stockholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN STOCKHOLDERS

Taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign stockholder") depends on whether the income from us is "effectively connected" with a U.S. trade or business carried on by this stockholder. If the income from us is not effectively connected with a U.S. trade or business carried on by a foreign

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stockholder, dividends paid to this foreign stockholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. This foreign stockholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of our shares, capital gain dividends and amounts retained by us that are designated as undistributed capital gains. However, a foreign stockholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such gains realized on the sale of our shares, capital gain dividends and amounts retained by us that are designated as undistributed capital gains. If the income from us is effectively connected with a U.S. trade or business carried on by a foreign stockholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to this stockholder and any gains realized upon the sale of our shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.


In the case of foreign noncorporate stockholders, we may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless those stockholders furnish us with proper notification of their foreign status.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in us, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of our shares by an individual foreign stockholder will not be subject to U.S. federal gift tax, but the value of our shares held by this stockholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

FOREIGN TAXES

We may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% of the value of our total assets at the close of the taxable year consists of stock or securities of foreign issuers, we may elect to treat any foreign income taxes paid by us as paid directly by our stockholders.

If we make the election, each stockholder will be required to (i) include in gross income, even though not actually received, its pro rata share of our foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of our income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each stockholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by us and (ii) the portion of any actual dividend paid by us which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from us will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent stockholders from claiming as a credit the full amount of their pro rata share of our foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and stockholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by us unless certain holding period requirements are met.

--------------------------------------------------------------------------------

TAXATION
--------------------------------------------------------------------------------

We will make such an election only if we deem it to be in the best interest of our stockholders. A stockholder not subject to U.S. tax may prefer that this election not be made. We will notify stockholders in writing each year if we make the election and of the amount of foreign income taxes, if any, to be passed through to the stockholders and the amount of foreign taxes, if any, for which our stockholders will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

STATE AND LOCAL TAX MATTERS

Depending on the residence of the stockholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Stockholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in us.

Custodians, dividend-paying agent, transfer agent and registrar

Investors Bank and Trust Company ("IBT"), with principal offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as our custodian, dividend-paying agent, transfer agent and registrar. IBT has agreements with a global network of sub-custodians, which, together with IBT, maintain custody of our portfolio securities and cash.

Experts

The financial statements, at October 31, 2003, incorporated by reference in this prospectus and in the SAI have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of PwC is 1177 Avenue of the Americas, New York, New York, 10036.

Validity of shares

The validity of the shares offered in this rights offering will be passed on for us by Sullivan & Cromwell LLP, New York, New York and for the dealer manager by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois.

--------------------------------------------------------------------------------
 76

--------------------------------------------------------------------------------

Table of contents of statement of additional information

                               PAGE
------------------------------------------------------------------
General information.........................................   B-2
Investment objective and policies...........................   B-2
Investment restrictions.....................................   B-5
Net asset value.............................................   B-6
Management..................................................   B-8
Control persons and principal holders of securities.........  B-16
Investment advisory and other services......................  B-17
Brokerage allocation and other practices....................  B-18
Financial statements........................................   F-1

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                                                                              77

             ------------------------------------------------------
             ------------------------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF US SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. IN THE EVENT THAT A MATERIAL CHANGE IN OUR AFFAIRS OCCURS SUBSEQUENT TO THE DATE HEREOF, A SUPPLEMENTAL PROSPECTUS WILL BE DISTRIBUTED IN ACCORDANCE WITH APPLICABLE LAW. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

                             ---------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Available Information.................    3
Prospectus Summary....................    4
Fee Table.............................   10
Financial Highlights..................   11
Market and Net Asset Value
  Information.........................   13
Our Rights Offering...................   14
Use of Proceeds.......................   25
Investment Objective and Policies.....   25
Risk Factors and Special
  Considerations......................   29
Our Management........................   37
Central European, Russian and Turkish
  Economies and Markets...............   40
Description of Common Stock...........   66
Dividends and Distributions...........   68
Voluntary Cash Purchase Program and
  Dividend Reinvestment Plan..........   69
Taxation..............................   71
Custodians, Dividend-Paying Agent,
  Transfer Agent and Registrar........   76
Experts...............................   76
Validity of Shares....................   76
Table of Contents of Statement of
  Additional Information..............   77


             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------
             ------------------------------------------------------

                                     [LOGO]

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.


                           [              ] SHARES OF
                             COMMON STOCK ISSUABLE
                           UPON EXERCISE OF RIGHTS TO
                           SUBSCRIBE FOR SUCH SHARES

                            ------------------------

                                   PROSPECTUS
                            ------------------------

                              UBS INVESTMENT BANK

                                          , 2004



             ------------------------------------------------------

             ------------------------------------------------------

--------------------------------------------------------------------------------


Subject to Completion, dated February 10, 2004


THE CENTRAL EUROPE AND RUSSIA FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") is not a prospectus, but
should be read in conjunction with our prospectus dated           , 2004. This
SAI does not include all information that a prospective investor should consider before purchasing our shares, and investors should obtain and read the prospectus prior to purchasing shares. A copy of the prospectus may be obtained without charge, by calling our information agent at. This SAI incorporates by reference the entire prospectus. Defined terms used in this SAI have the same
meaning as provided in the prospectus. The date of this SAI is           , 2004.

TABLE OF CONTENTS

                               PAGE
------------------------------------------------------------------
General information.........................................   B-2
Investment objective and policies...........................   B-2
Investment restrictions.....................................   B-5
Net asset value.............................................   B-6
Management..................................................   B-8
Control persons and principal holders of securities.........  B-16
Investment advisory and other services......................  B-17
Brokerage allocation and other practices....................  B-18
Financial statements........................................   F-1

THE INFORMATION CONTAINED IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

General information

We were incorporated in Maryland on February 6, 1990 as The United Germany Fund, Inc. On February 15, 1990, we changed our name to The Future Germany Fund, Inc., and thereafter commenced investment operations under that name. On June 29, 1995, we changed our name to The Central European Equity Fund, Inc. On June 25, 2003, we changed our name to the current one, The Central Europe and Russia Fund, Inc.

Investment objective and policies

Our investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. We may not be able to achieve our objective. For a more detailed discussion of our investment objective and policies, see "Investment Objective and Policies" on page 25 of the prospectus.

The following is a discussion of other investment policies and practices with respect to warrants, participation certificates, futures and options, fixed income securities, securities lending and currency transactions and the special considerations relevant to these practices that supplements the material contained in the prospectus. For purposes of policies and practices discussed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from our portfolio.

WARRANTS

We may also invest in warrants if consistent with our investment objective. The warrants in which we may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of that issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making these securities more attractive and are usually detachable and thus may be bought or sold separately from the issued security. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Publicly traded warrants currently exist with respect to the stock of a significant number of European companies.

PARTICIPATION CERTIFICATES

Certain German, Swiss and Austrian companies have issued participation certificates ("Participation Certificates" or "Genuss-Scheine"), which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation Certificates trade like common stock, either in the over-the-counter market or through the relevant stock exchanges.

These securities may have higher yields; however, they may be less liquid than common stock. We may invest in Participation Certificates of issuers in any European country or Russia.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

FUTURES AND OPTIONS

For hedging purposes, we may also purchase put and call options on stock of European or Russian issuers and, to the extent permitted by applicable United States law, invest in the index and bond futures and any other derivative securities listed on any organized exchange. Options are contracts which give the buyer the right, but not the obligation, to buy or sell a fixed amount of securities at a fixed price for a fixed period of time. A futures contract is a binding obligation to purchase or deliver the specific type of financial instrument, or the cash equivalent of this instrument in certain circumstances, called for in the contract at a specific price at a future date. We will only invest in options or futures in an attempt to hedge against changes or anticipated changes in the value of particular securities in our portfolio or all or a portion of our portfolio. We will not invest in options or futures if, immediately thereafter, more than the amount of our total assets would be hedged. For hedging purposes, we may also purchase put and call options on bonds and other securities, as well as securities indices, if and when such investments become available. We may invest in other options, futures and options on futures with respect to any securities or securities indices compatible with our investment objective that may from time to time become available on any organized exchange, if permitted by applicable law.

We may also write (also referred to as "selling") covered call options on our portfolio securities and appropriate securities indices for purposes of generating income. We may write covered call options on portfolio securities and appropriate securities indices up to the amount of our entire portfolio. A call option gives the holder the right to purchase the underlying securities from us at a special price (the "exercise price") for a stated period of time (usually three, six or nine months). Prior to the expiration of the option, the writer (also referred to as the "seller") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The initial purchaser of an option pays the writer a premium, which is paid at time of purchase and is retained by the writer whether or not the option is exercised. A "covered" call option means that so long as we are obligated as the writer of the option, we will own:

+  the underlying securities subject to the option;

+ securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or

+ warrants on the securities subject to the option exercisable at a price not greater than the option exercise price and, at the time the option is exercisable, the securities subject to the option.

In the case of covered call options on securities indices, references to securities in the bullet points above will include such securities as the investment adviser believes approximate the index (but not necessarily all those comprising the index), as well as, in the case of the second two bullets, securities convertible, exchangeable or exercisable into the value of the index. The writing of a call option may involve the pledge of the underlying security which the call option covers, or other portfolio securities. In order to make use of our authority to write covered call options, we may pledge our assets.

In the event the option is exercised, the writer may either deliver the underlying securities at the exercise price or if it does not wish to deliver its own securities, purchase new securities at a cost to the writer, which may be more than the exercise price premium received, and deliver the new securities for the exercise option. In the event the option is exercised, our potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be extinguished or closed out by purchasing a like option. It is possible, although considered unlikely, that we might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

amount of the call premium received and if the option could not be closed out, we would hold a security which might otherwise have been sold to protect against depreciation. In addition, our portfolio turnover may increase to the extent that the market price of underlying securities covered by call options written by us increases and we have not entered into closing purchase transactions. Brokerage commissions associated with writing options transactions are normally higher than those associated with other securities transactions.

FIXED INCOME SECURITIES

We may also invest up to 20% of our total assets in fixed income securities of European or Russian issuers. Such investments may include debt instruments issued by private and public entities, including multinational lending institutions and supranational institutions if denominated in a European or Russian currency or composite currency, which have been determined by our investment manager and investment adviser to be of comparable credit quality to securities rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. When selecting a debt instrument from among several investment opportunities, our investment manager and investment adviser will consider the potential for capital appreciation, taking into account maturity and yield considerations. For temporary defensive purposes, we also may invest in money market instruments denominated in U.S. dollars or in a European or the Russian currency or composite currency, including bank time deposits and certificates of deposit.

LOANED SECURITIES

We may also lend our portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by our board of directors. We may lend our portfolio securities so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act, which currently requires that:

+ the borrower pledge and maintain with us collateral consisting of cash, a letter of credit issued by a domestic United States bank or securities issued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned;

+ the borrower add to such collateral whenever the price of the loaned securities rises (e.g., the value of the loan is "marked to market" on a daily basis);

+  the loan be made subject to termination by us at any time; and

+ we receive reasonable interest on the loan (which may include a portion of the interest from our investing any cash collateral in interest bearing short-term investments).

Any such collateral may be invested by us in repurchase agreements collateralized by securities issued or guaranteed by the United States Government. Any distributions on the loaned securities and any increase in their market value accrue to us. Loan arrangements made by us will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the borrowing institution, will be monitored by our investment manager and adviser, and will be considered in making decisions with respect to lending of securities, subject to review by our board of directors. We may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by our board of directors. In addition, any voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan may be called and the securities voted. Any gain or loss in the market price of the loaned securities that may occur during the term of the loan will be for our account.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

CURRENCY TRANSACTIONS

We may attempt to hedge our foreign currency exposure by entering into forward currency contracts. We do not currently engage in foreign exchange transactions as an investment strategy. However, at such future time as our investment manager and investment adviser believe that one or more currencies in which our securities are denominated might suffer a substantial decline against the United States dollar, we may, in order to hedge the value of our portfolio, enter into forward contracts, e.g., to sell fixed amounts of such currencies for fixed amounts of United States dollars in the interbank market. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Our dealings in forward exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to our specific receivables or payables, which will generally arise in connection with the purchase or sale of our portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or generally quoted in that currency.

We may engage in "conventional hedging," which involves entering into forward currency contracts to sell fixed amounts of a foreign currency (such as Polish zlotys) for fixed amounts of United States dollars in order to hedge the United States dollar value of our portfolio. We may also engage in "cross-hedging", which involves entering into forward currency contracts to sell fixed amounts of such foreign currency (such as Polish zlotys) for fixed amounts of another foreign currency to which we may seek exposure (such as euros).

We may not position a hedge with respect to any currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in our portfolio denominated or generally quoted in or currently convertible into such currency. If we enter into a hedging transaction, our custodian or subcustodian will place cash or United States Government or other liquid securities in a segregated account of ours in an amount equal to the value of our total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of our commitment with respect to the contract.

Investment restrictions

In addition to its investment objective and the other investment policies described under "Investment Objective and Policies" above and in the prospectus, we have adopted certain investment restrictions, which are fundamental policies and may be changed only by the approval of a majority of our outstanding voting securities. Under the Investment Company Act, a "majority" means 67% of our shares present at a meeting of our stockholders if the owners of more than 50% of our shares then outstanding are present in person or by proxy or, if lower, more than 50% of our outstanding shares. We refer to this approval voting level as a "majority vote." For purposes of the restrictions listed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from our portfolio.

We may not:

 1. purchase more than 10% of the voting securities of any single issuer;

 2. invest 25% or more of our total assets in the securities of issuers in any one industry;

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

 3. issue senior securities, borrow money or pledge its assets, except that we may borrow for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of our total assets (not including the amount borrowed) and will not purchase securities while any of these borrowings are outstanding, and except that we may pledge our assets in connection with writing covered call options;

 4. make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with our investment policies;

 5. buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate (other than as described under "Investment Objective and Policies--Portfolio Structure" in the prospectus and under "Investment Objective and Policies--Currency Transactions" in this SAI);

 6. make short sales of securities or maintain a short position in any security;

 7. buy, sell or write put or call options (other than as described under "Investment Objective and Policies--Portfolio Structure" on page 26 of the prospectus and under "Investment Objective and Policies--Futures and Options" on page B-3 in this SAI);

 8. purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions;

 9. act as an underwriter, except to the extent we may be deemed to be an underwriter in connection with the sale of securities in our portfolio; or

10. purchase securities, the sale of which by us could not be effected without prior registration under the Securities Act, except that this restriction shall not preclude us from acquiring non-U.S. securities.

We are classified as a "non-diversified" investment company under the Investment Company Act, which means we are not limited by the Investment Company Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we conduct our operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which relieves us of any liability for Federal income tax to the extent that our earnings are distributed to stockholders. To so qualify, among other requirements, we must limit our investments so that, at the close of each quarter of the taxable year,
(i) not more than 25% of the market value of our total assets may be invested in the securities of a single issuer or a group of related issuers and (ii) at least 50% of the market value of our total assets must be represented by cash, United States Government securities and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the market value of our total assets and not more than 10% of the issuer's outstanding voting securities.

For purposes of our policy not to invest 25% or more of the total value of our assets in a particular industry, our investment manager generally classifies the issuers of our portfolio securities according to the broad industry classification used by Standard & Poor's Corporation.

Net asset value


Net asset value per share is determined on each business day that the NYSE is open for trading as of 5:00 p.m. New York City time and made available to stockholders. Effective February 17, 2004, we will change the time of calculating our net asset value per share to 11:30 a.m. New York City time and make it available to stockholders as soon as reasonably possible after the 11:30 a.m. calculation time, currently expected to be in the range of 1:00 p.m. to 2:00 p.m. New York City time. Net asset value per share is calculated by dividing the value of our net assets (the value of our assets less our


--------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------

liabilities) by the total number of shares of our common stock outstanding. Any assets or liabilities initially expressed in terms of non-US dollar currencies are translated into U.S. dollars at the 10:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York.

All securities for which market quotations are readily available are valued at the last quoted sale price on the primary exchange on which they are traded prior to the time of determination. If no sale occurs on that business day or there is otherwise no last quoted sale price available at that time, and both bid and asked prices are available, the securities are valued at the mean between the last current bid and asked prices (but if no quoted asked prices are available, they are valued at the last quoted bid price). Unlisted securities and listed securities whose primary market is over-the-counter will be valued, if both bid and asked prices are available, at the mean between the last current bid and asked prices prior to the time of determination (but if no quoted asked prices are available, they are valued at the last quoted bid price). If bid and asked quotations are not available, then these securities are valued at their fair value as determined in good faith by or under the direction of our board of directors.

Warrants issued separately from any other security will be valued upon their issuance and prior to commencement of trading at the stated value ascribed by the issuing entity. Warrants attached to other securities (also known as a unit) are given no separate value. Warrants that become detached from a unit are initially valued at the difference between the value of the unit prior to detachment and the value of the other security after detachment. Warrants are then valued at the quoted last sales price. Rights that are trading will be valued as any other equity security. If the rights are not trading and the shares resulting from exercising the rights are trading, then the rights will be valued at the market value of the new shares minus the cost to subscribe to the new shares multiplied by the subscription ratio. If the rights are not trading and the shares resulting from exercising the rights are not trading, then the rights are valued at their fair value as determined in good faith by or under the direction of our board of directors. Upon commencement of trading, both warrants and rights are valued as any other security.

New shares initially issued resulting from the exercise of rights will be valued as any other security if the new shares are trading. If the new shares are not trading and the rights are still trading, then the shares will be valued at the market value of the number of rights needed to exercise to receive the new shares less the cost to subscribe to the new shares. If the rights are not trading and the new shares are not trading, then the shares are valued at their fair value as determined in good faith by or under the direction of our board of directors.

Initial public offering securities will be initially valued at the offer price, and, upon commencement of trading, will be valued as any other security. Any securities tendered by us will continue to be valued at the closing market price until the tender is completed. Debt securities with a remaining maturity of 60 days or less at the time of purchase will be valued at amortized cost unless the circumstances indicate that amortized cost does not approximate fair value. Overnight repurchase agreements and other repurchase agreements maturing in seven days or less will be valued at par. Longer-term repurchase agreements will be valued at the bid quotations. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of our board of directors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management

DIRECTORS AND OFFICERS

The names and addresses of our directors and officers are set forth below, together with their positions and their principal occupations during the past five years and, in the case of directors, their positions with certain other organizations and companies.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                         TERM OF OFFICE AND                                 COMPLEX(2)
                           POSITION(S)     LENGTH OF TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, ADDRESS(1) & AGE      WITH FUND          SERVED           DURING PAST FIVE YEARS      BY DIRECTOR
-------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS(3)
Detlef Bierbaum, 61(3)      Director        Since 1990.       Partner of Sal. Oppenheim          2
                                                              Jr. & Cie KGaA (investment
                                                              management).
John Bult, 67(3)            Director        Since 1990.       Chairman, PaineWebber              3
                                                              International (since 1985).
Christian H. Strenger,      Director        Since 1990.       Director (since 1999) and          3
 60(3)                                                        Managing Director (1991-
                                                              1999) of DWS Investment
                                                              GmbH (investment
                                                              management).


                           OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS(1) & AGE              DIRECTOR
-------------------------  ---------------------------
INTERESTED DIRECTORS(3)
Detlef Bierbaum, 61(3)     Director, The Germany Fund,
                           Inc. (since 1986).(4)
                           Member of the Supervisory
                           Board, Tertia
                           Handelsbeteiligungsgesel
                           lschaft mbH (electronic
                           retailer). Member of
                           Supervisory Board, Douglas
                           AG (retailer). Member of
                           Supervisory Board, LVM
                           Landwirtschaftlicher
                           Versicherungsverein
                           (insurance). Member of
                           Supervisory Board, Monega
                           KAG. Member of Supervisory
                           Board, AXA Investment
                           Managers.
John Bult, 67(3)           Director, The Germany Fund,
                           Inc. (since 1986) and The
                           New Germany Fund, Inc.
                           (since 1990).(4) Director,
                           The France Growth Fund,
                           Inc. (closed-end fund).
                           Director, The Greater China
                           Fund, Inc. (closed end
                           fund).
Christian H. Strenger,     Director, The Germany Fund,
 60(3)                     Inc. (since 1986) and The
                           New Germany Fund, Inc.
                           (since 1990).(4) Member,
                           Supervisory Board, Fraport
                           AG (international airport
                           business). Board member,
                           Incepta PLC (media and
                           advertising).

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                         TERM OF OFFICE AND                                 COMPLEX(2)
                           POSITION(S)     LENGTH OF TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, ADDRESS(1) & AGE      WITH FUND          SERVED           DURING PAST FIVE YEARS      BY DIRECTOR
-------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
Ambassador                  Director        Since 2000.       Chairman, Diligence LLC,          68
Richard R. Burt, 56                                           formerly IEP Advisors, Inc.
                                                              (information collection,
                                                              analysis, consulting and
                                                              intelligence) (since 1998).
                                                              Chairman of the Board,
                                                              Weirton Steel Corp. (since
                                                              1996). Partner, McKinsey &
                                                              Company (1991-1994). U.S.
                                                              Ambassador to the Federal
                                                              Republic of Germany
                                                              (1985-1989). Chairman, IEP
                                                              Advisor, LLP (international
                                                              consulting).
Fred H. Langhammer, 59(8)   Director        Since 2003.       Chief Executive Officer,           2
                                                              The Estee Lauder Companies
                                                              Inc. (manufacturer and
                                                              marketer of cosmetics)
                                                              (since 2000), President
                                                              (since 1995), Chief
                                                              Operating Officer (1985-
                                                              1999), Managing Director,
                                                              operations in Germany
                                                              (1982-1985), President,
                                                              operations in Japan (1975-
                                                              1982).
Eggert Voscherau, 60(5)     Director        Since 2003.       Vice Chairman, BASF                2
                                                              Aktiengesellschaft
                                                              (chemicals) (since 2002).
                                                              Deputy Chairman, Ressort II
                                                              (Europe Region)
                                                              (Industrials) (1998-2002).
                                                              Chairman and Chief
                                                              Executive Officer and
                                                              Executive Director, BASF
                                                              Corporation (chemicals)
                                                              (United States)
                                                              (1997-1998). Executive
                                                              Director, BASF
                                                              Aktiengesellschaft (1996-
                                                              1997), Executive Vice
                                                              President, BASF Corporation
                                                              (United States) and
                                                              President, North American
                                                              Consumer Products division
                                                              (1991-1994). President,
                                                              BASF Aktiengesellschaft
                                                              (Germany) (1986-1991).


                           OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS(1) & AGE              DIRECTOR
-------------------------  ---------------------------
NON-INTERESTED DIRECTORS
Ambassador                 Director, The Germany Fund,
Richard R. Burt, 56        Inc., as well as other
                           funds in the Fund Complex
                           as indicated.(4) Board
                           Member, IGT, Inc. (gaming
                           technology) (since 1995).
                           Board Member, Hollinger
                           International (printing and
                           publishing) (since 1995).
                           Board Member, HCL
                           Technologies, Inc.
                           (information technology and
                           product engineering) (since
                           1999). Member, Textron
                           Corporation International
                           Advisory Council (aviation,
                           automotive, industrial
                           operations and finance)
                           (since 1996). Director,
                           UBS-Paine Webber family of
                           Mutual Funds.
Fred H. Langhammer, 59(8)  Director, The Germany Fund,
                           Inc. (since 2003).(4)
                           Director, Gillette Company.
                           Director, Inditex, S.A
                           (fashion manufacturer and
                           retailer). Director,
                           Cosmetics, Toiletries and
                           Fragrance Association.
                           Director, German-American
                           Chamber of Commerce, Inc.
                           Co-Chairman, American
                           Institute for Contemporary
                           German Studies at Johns
                           Hopkins University. Senior
                           Fellow, Foreign Policy
                           Association. Director,
                           Japan Society.
Eggert Voscherau, 60(5)    Director The Germany Fund
                           Inc. (since 2003).(4)
                           Member, Supervisory Boards
                           of: Dresdner Bank
                           Lateinamerika AG,
                           Haftpflichtverband der
                           Deutschen Industrie V.a.G.,
                           Basell N.V., BASF Espanola
                           S.A., BASF Schwarzheide
                           GmbH. President, Cefic
                           (European Chemical Industry
                           Council). President,
                           International Council of
                           Chemical Associations.
                           Board Member, BASF
                           Aktiengesellschaft.


--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                         TERM OF OFFICE AND                                 COMPLEX(2)
                           POSITION(S)     LENGTH OF TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN
NAME, ADDRESS(1) & AGE      WITH FUND          SERVED           DURING PAST FIVE YEARS      BY DIRECTOR
-------------------------------------------------------------------------------------------------------
Robert H. Wadsworth, 64     Director        Since 1990.       President, Robert H.              69
                                                              Wadsworth Associates, Inc.
                                                              (consulting firm) (May
                                                              1983-present). President
                                                              and Trustee, Trust for
                                                              Investment Managers
                                                              (registered investment
                                                              companies) (April 1999-June
                                                              2002). President,
                                                              Investment Company
                                                              Administration, L.L.C.
                                                              (January 1992-July 2001).
                                                              President, Treasurer and
                                                              Director, First Fund
                                                              Distributors, Inc. (mutual
                                                              fund distribution) (June
                                                              1990-January 2002). Vice
                                                              President, Professionally
                                                              Managed Portfolios (May
                                                              1991-January 2002) and
                                                              Advisors Series Trust
                                                              (registered investment
                                                              companies) (October 1996-
                                                              January 2003).
Werner Walbrol, 66          Director        Since 1990.       President and Chief                2
                                                              Executive Officer, The
                                                              European American Chamber
                                                              of Commerce, Inc. Formerly,
                                                              President and Chief
                                                              Executive Officer, The
                                                              German American Chamber of
                                                              Commerce, Inc.


                           OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS(1) & AGE              DIRECTOR
-------------------------  ---------------------------
Robert H. Wadsworth, 64    Director, The Germany Fund,
                           Inc. (since 1986) and The
                           New Germany Fund, Inc.
                           (since 1992) as well as
                           other funds in the Fund
                           Complex as indicated.(4)
Werner Walbrol, 66         Director, The Germany Fund,
                           Inc. (since 1986).(4)
                           Director, TUV Rheinland of
                           North America, Inc.
                           (independent testing and
                           assessment services).
                           President and Director,
                           German-American Partnership
                           Program (student exchange
                           programs). Director, AXA
                           Nordstern Art Insurance
                           Corporation (fine art and
                           collectible insurer).
                           Member, Advisory Board,
                           Abels & Grey.


--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

                                                                           TERM OF OFFICE AND
NAME, ADDRESS(1) & AGE                POSITION(S) WITH FUND(6)           LENGTH OF TIME SERVED
----------------------          -------------------------------------   ------------------------
OFFICERS
Richard T. Hale, 58             President and Chief Executive Officer   Year to year since 2001.
Vincent J. Esposito,            Vice President                          Year to year since 2004.
Hanspeter Ackermann, 46(7)      Chief Investment Officer                Year to year since 1996.
Bruce A Rosenblum, 43           Secretary                               Year to year since 2003.
Charles A. Rizzo, 46            Treasurer and Chief Financial Officer   Year to year since 2003.
Kathleen Sullivan D'Eramo, 46   Assistant Treasurer                     Year to year since 2003.

                                         PRINCIPAL OCCUPATION(S)
NAME, ADDRESS(1) & AGE                   DURING PAST FIVE YEARS
----------------------          -----------------------------------------
OFFICERS
Richard T. Hale, 58             Managing Director, Deutsche Investment
                                Management Americas Inc. (2003-present);
                                Managing Director, Deutsche Bank
                                Securities Inc. (formerly Deutsche Banc
                                Alex. Brown Inc.) and Deutsche Asset
                                Management (1999 to present); Director
                                and President, Investment Company Capital
                                Corp. (registered investment advisor)
                                (1996 to present); Director Deutsche
                                Global Funds, Ltd. (2000 to present).
                                CABEI Fund (2000 to present), North
                                American Income Fund (2000 to present)
                                (registered investment companies);
                                Director Scudder Global Opportunities
                                Fund (since 2003); Director/ Officer,
                                Deutsche/Scudder Mutual Funds (various
                                dates); President, Montgomery Street
                                Income Securities, Inc. (2002 to present)
                                (registered investment companies); Vice
                                President, Deutsche Asset Management,
                                Inc. (2000 to present); Formerly,
                                Director, ISI Family of Funds (registered
                                investment companies; 4 funds overseen)
                                (1992-1999).
Vincent J. Esposito,            Managing Director, Deutsche Asset
                                Management (2003 to present) Formerly,
                                Managing Director and Head of
                                Relationship Management, Putnam
                                Investments (March 1999 - 2003) and
                                Managing Director and National Sales
                                Manager, Putnam Investments (March 1997 -
                                March 1999)
Hanspeter Ackermann, 46(7)      President of Deutsche Bank Investment
                                Management Inc. Managing Director,
                                Deutsche Bank Securities Inc. Managing
                                Director and Senior International Equity
                                Portfolio Manager, Bankers Trust Co.
                                President and Managing Partner, Eiger
                                Asset Management (1993-1996), Managing
                                Director and CIO, SBC Brinson, formerly
                                SBC Portfolio Management International
                                Inc. (institutional investment
                                management) (1983--1993).
Bruce A Rosenblum, 43           Director of Deutsche Asset Management
                                (2000 to present); prior thereto, Vice
                                President of Deutsche Asset Management
                                (2000-2002); and partner with the law
                                firm of Freedman, Levy, Kroll & Simonds
                                (1997-2000).
Charles A. Rizzo, 46            Director, Deutsche Asset Management
                                (April 2000 to present). Formerly, Vice
                                President and Department Head, BT Alex,
                                Brown Incorporated (now Deutsche Bank
                                Securities Inc.) (1998-1999); Senior
                                Manager, Coopers and Lybrand L.L.P. (now
                                PricewaterhouseCoopers LLP) (1993-1998).
Kathleen Sullivan D'Eramo, 46   Director, Deutsche Asset Management (2003
                                to present).


------------

(1) Unless otherwise indicated, the address of all directors and officers is c/o Deutsche Asset Management., 345 Park Avenue, New York, New York 10154.


(2) Includes The Germany Fund, Inc. and the New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager. It also includes 204 other open-and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(3) Indicates "Interested Person", as defined in the Investment Company Act. Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; and Mr. Bult is an "interested" Director because of his affiliation with UBS Securities LLC, a registered broker-dealer, and the dealer manager in this rights offering; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

    Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.

(4) The Germany Fund, Inc. and the New Germany Fund, Inc. are the other closed-end registered investment companies for which Deutsche Bank Securities, Inc. acts as manager. Messrs. Burt and Wadsworth also serve as Directors/Trustees of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Asset Management Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Portfolios Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

(5) Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Mr. Voscherau's employer.

(6) Each also serving as an officer of The Germany Fund, Inc. and The New Germany Fund, Inc. Our officers are elected annually by our board of directors at their meeting following the Annual Meeting of Stockholders.

(7) Indicates ownership of securities of Deutsche Bank AG either directly or through Deutsche Bank's deferred compensation plan.

(8) In December 2001, Mr. Langhammer's two adult children borrowed $1 million from a Deutsche Bank Group company. The loan, which is secured by collateral furnished by Mr. Langhammer, bears interest at 3-month LIBOR and is of indefinite duration. As of May 9, 2003, the full principal remained outstanding.

The following table contains additional information with respect to the beneficial ownership of equity securities by each of our directors and, on an aggregated basis, in any registered investment companies overseen by the director within our same Family of Investment Companies:


                                              DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                     EQUITY SECURITIES IN THE      ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                                      FUND(1)                       INVESTMENT COMPANIES(1)(2)
--------------------------------------------------------------------------------------------------------------
Detlef Bierbaum....................                  None                                                 None
John Bult..........................       $10,001-$50,000                                     $50,001-$100,000
Ambassador Richard R Burt..........       $10,001-$50,000                                      $10,001-$50,000
Fred H. Langhammer.................                  None                                                 None
Christian H. Strenger..............       $10,001-$50,000                                      $10,001-$50,000
Eggert Voscherau...................                  None                                                 None
Robert H. Wadsworth................      $50,001-$100,000                                        Over $100,000
Werner Walbrol.....................       $10,001-$50,000                                     $50,001-$100,000


------------

(1) Valuation date is February 3, 2004.


(2) The Family of Investment Companies consists of us, The Germany Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.


Our board of directors presently has an audit committee (composed of Messrs. Burt, Wadsworth and Walbrol). The audit committee makes recommendations to the full board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon our financial operations. The audit committee met three times during the fiscal year ended October 31, 2003. In addition, our board of directors has an advisory committee composed of Messrs. Burt, Wadsworth and Walbrol. The advisory committee makes recommendations to the full board with respect to our management agreement with Deutsche Bank Securities Inc. ("DBSI") and our investment advisory agreement with Deutsche Asset Management International GmbH ("DeAMI"). The advisory committee met once during the past fiscal year. The board of directors also has an executive committee and a nominating committee. During the past fiscal year, the nominating committee met twice and the executive committee did not meet. The members of the executive committee are Messrs. Burt, Strenger, Wadsworth and Walbrol. The executive committee has the authority to act for the board on all matters between meetings of the board, subject to any limitations under applicable state law. The members of


--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

the nominating committee are Messrs. Burt, Wadsworth and Walbrol. The nominating committee makes recommendations to the full board with respect to the selection of candidates to fill vacancies on the board of directors intended to be filled by persons not affiliated with DBSI or DeAMI, and the nominating committee evaluates the qualifications of all nominees for directorship pursuant to the director qualification provisions in our bylaws. The nominating committee will consider suggestions from stockholders submitted in writing to our secretary that comply with the requirements for such proposals contained in our bylaws. All members on each of the four committees of the board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the executive committee).

During the past fiscal year, our board of directors had four regular meetings, and each director (except Messrs. Voscherau and Langhammer) attended at least 75% of the aggregate number of meetings of the board and meetings of board committees on which that director served.

We pay each of our directors who are not interested persons of us, our investment adviser or our investment manager an annual fee of $7,500 plus $750 for each meeting attended. Each director who is also a director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a director of each fund. Effective as of April 24, 2002, no director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and, effective as of January 1, 2002, no director receives more than the annual fee of two funds. We reimburse directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with board meetings. The following table sets forth (a) the aggregate compensation from us for the fiscal year ended October 31, 2003, and (b) the total compensation from the fund complex that includes us for our fiscal year ended October 31, 2003, and such other funds in the fund complex for the fiscal year ended December 31, 2003, for each director, and for all directors as a group:


                                                    AGGREGATE COMPENSATION     TOTAL COMPENSATION
NAME OF DIRECTOR                                                 FROM FUND   FROM FUND COMPLEX(1)
-------------------------------------------------------------------------------------------------
Detlef Bierbaum(2)................................                     N/A                    N/A
John Bult(2)......................................                     N/A                    N/A
Richard R. Burt...................................                 $16,500               $168,640
Fred H. Langhammer................................                  $6,500                $13,000
Edward C. Schmults(3).............................                 $15,750                $30,750
Christian Strenger(2).............................                     N/A                    N/A
Eggert Voscherau..................................                  $5,000                $10,000
Robert H. Wadsworth...............................                 $12,000               $170,000
Werner Walbrol....................................                 $18,000                $34,500
                                                                 ---------             ----------
Total                                                              $73,750               $426,890
                                                                 ---------             ----------
                                                                 ---------             ----------


------------

(1) Includes us, The Germany Fund, Inc. and the New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager. It also includes 204 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank AG in the United States.

(2) Indicates "Interested Person", as defined in the Investment Company Act. Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; and Mr. Bult is an "interested" Director because of his affiliation with UBS Securities LLC, a registered broker-dealer, and the dealer manager in this rights offering; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.


(3) Mr. Schmults resigned as director on January 16, 2004.


No compensation is paid us to directors or officers who are interested persons of us or of any entity affiliated with Deutsche Bank AG.

--------------------------------------------------------------------------------
                                                                           B- 13
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MANAGEMENT
--------------------------------------------------------------------------------

CODE OF ETHICS

Our board of directors has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act. This code of ethics permits access persons to trade in securities that may be purchased or held by us for their own accounts, subject to compliance with the code of ethic's preclearance requirements. In addition, the code of ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by us in the same security. The code of ethics prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Our investment manager (in its capacity as our investment manager) has adopted a code of ethics pursuant to Rule 17j-1 under Investment Company Act. This code of ethics permits access persons to trade in securities that may be purchased or held by us for their own accounts, subject to compliance with the code of ethics preclearance requirements. In addition, the code of ethics provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by us in the same security. The code of ethics prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Our investment adviser has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act. This code of ethics permits access persons to trade in securities that may be purchased or held by us for their own accounts, subject to compliance with the code of ethic's requirements. The code of ethics requires prior approval for personal investment in initial public offerings and prohibits short-term trading profits, "front running" trades placed by us, naked short sales, and personal investment in private placements.

These code of ethics are on file with and available from the SEC at http://www.sec.gov or by calling 1-202-942-8090. Copies may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated proxy voting responsibilities to our investment manager, subject to our board of directors' general oversight. We have delegated proxy voting to our investment manager with the direction that proxies should be voted consistent with our best economic interests. Our investment manager has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy Voting Desktop Manual ("Manual") and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between our interests, and the interests of our investment manager and its affiliates. The Manual sets forth the procedures that the investment manager has implemented to vote proxies, including monitoring for corporate events, communicating with our custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth our investment manager's general position on various proposals, such as:

+ Stockholder Rights--Our investment manager generally votes against proposals that restrict stockholder rights.

+ Corporate Governance--Our investment manager generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

+ Anti-Takeover Matters--Our investment manager generally votes for proposals that require stockholder ratification of poison pills or that request boards to redeem poison pills, and votes

--------------------------------------------------------------------------------

MANAGEMENT
--------------------------------------------------------------------------------

   "against" the adoption of poison pills if they are submitted for stockholder ratification. Our investment manager generally votes for fair price proposals.

+ Routine Matters--Our investment manager generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. Our investment manager generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which our investment manager or any of its affiliates serve as investment adviser or principal underwriter ("affiliated investment companies"). Our investment manager votes affiliated investment company proxies in the same proportion as the vote of the investment company's other stockholder (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act.

Although the Guidelines set forth our investment manager's general voting positions on various proposals, our investment manager may, consistent with our best interest, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of our board of directors, or of a majority of our board of directors. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which our investment manager or any of its affiliates serve as investment adviser or sponsor.

Our investment manager may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which our investment manager resolves conflicts of interest. To resolve conflicts, our investment manager, under normal circumstances, votes proxies in accordance with its Guidelines. If our investment manager departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by our investment manager will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the investment manager will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, our investment manager may not be able to vote proxies, or may find that the expected costs associated with voting outweigh the economic benefits. For example, our investment manager may not vote proxies on certain foreign securities due to local restrictions or customs. Our investment manager generally does not vote proxies on securities subject to share blocking restrictions.

--------------------------------------------------------------------------------

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


Control persons and principal holders of securities



As of February 3, 2004 no person, to the knowledge of management, owned of record or beneficially more than 5% of our outstanding common stock, other than as set forth below:


                                                       AMOUNT AND NATURE                 PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP   OUTSTANDING COMMON STOCK
---------------------------------------------------------------------------------------------------
MeAG Munich Ergo Kapitalanlage-
gesellschaft mbH(1) (Munich, Germany)..........                  507,076                       6.42%

------------

(1) This information is based exclusively on information provided by such person on Schedules 13G filed with respect to us on February 14, 2003. To the knowledge of management, no other Schedules 13D or 13G had been filed with respect to us as of December 10, 2003.


As of February 3, 2004, all directors and executive officers as a group (14 persons) owned approximately 12,470 shares of our common stock, which constitutes less than 1% of our outstanding common stock.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment advisory and other services

INVESTMENT ADVISER AND INVESTMENT MANAGER

We entered into a management agreement with DBSI (at the time of execution of the agreement, Deutsche Bank Capital Corporation) and an investment advisory agreement with DeAMI (at the time of execution of the agreement, DB Capital Management International GmbH) on March 6, 1990. Both agreements continue in effect for successive twelve-month periods from their initial term, but only if the agreements are approved for continuance annually by our board of directors in accordance with the requirements of the Investment Company Act. Our board of directors last voted to continue both the management agreement and the investment advisory agreement on May 9, 2003. Both agreements are terminable without penalty by vote of a majority of our board of directors or by a vote of the holders of a majority of our outstanding common stock, or by DBSI or DeAMI, as the case may be, at any time upon not less than sixty days' written notice to the other party. Since neither DBSI nor DeAMI is willing to provide services separately, each agreement provides that it shall automatically terminate upon assignment or upon termination of the other agreement. Both DBSI and DeAMI are wholly owned direct or indirect subsidiaries of Deutsche Bank AG, a major German banking institution.

Pursuant to the management agreement, DBSI is our corporate manager and administrator and, subject to the supervision of our board of directors and pursuant to recommendations made by the investment adviser, determines which securities are suitable securities for our investment. DBSI (i) handles our relationships with our stockholders, including stockholder inquiries, (ii) is responsible for, arranges and monitors compliance with regulatory requirements and New York Stock Exchange listing requirements and (iii) negotiates contractual arrangements with third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. DBSI also provides office facilities and personnel to carry out these services, together with clerical and bookkeeping services which are not being furnished by our custodian or transfer and dividend-paying agent. In addition, DBSI (i) determines and publishes our net asset value in accordance with our policy as adopted from time to time by our board of directors, (ii) establishes our operating expense budgets and authorizes the payment of actual operating expenses incurred, (iii) calculates the amounts of dividends and distributions to be declared and paid by us to our stockholders, (iv) provides our board of directors with financial analyses and reports necessary for our board to fulfill its fiduciary responsibilities, (v) maintains our books and records required under the Investment Company Act (other than those being maintained by our custodian and transfer and dividend-paying agent and registrar, as to which DBSI oversees such maintenance), (vi) prepares our United States federal, state and local income tax returns, (vii) prepares financial information for our proxy statements and quarterly and annual reports to stockholders and (viii) prepares the our reports to the SEC.

We pay DBSI a management fee, computed weekly and payable monthly, at an annual rate of 0.65% of our average weekly net assets up to $100,000,000 and 0.55% of such assets in excess of $100,000,000. During the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, we paid DBSI a management fee of $911,794, $786,424 and $775,596, respectively. Besides its role as our investment manager, DBSI also acts as the investment manager for The Germany Fund, Inc. and The New Germany Fund, Inc. The Germany Fund, Inc. pays DBSI an annual management fee of 0.65% of its average weekly net assets up to $50,000,000 and 0.55% of such assets over $50,000,000. The New Germany Fund, Inc. pays DBSI an annual management fee of 0.65% of its average weekly net assets up to $100,000,000 and 0.55% of such assets over $100,000,000 and up to $500,000,000 and 0.50% of such amounts in excess of $500,000,000. We, together with The

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

Germany Fund, Inc. and The New Germany Fund, Inc., represent the entire fund complex managed by DBSI.

Pursuant to our investment advisory agreement, DeAMI, in accordance with our investment objective, policies and restrictions, makes recommendations to our investment manager with respect to our investments and, upon instructions given by our investment manager as to which securities are suitable for investment, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on our behalf.

We pay DeAMI an investment advisory fee, computed weekly and payable monthly, at an annual rate of 0.35% of our average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. During the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001, we paid DeAMI an investment advisory fee of $469,148, $412,158 and $407,237, respectively. Besides its role as our investment manager, DBSI also acts as the investment manager of The Germany Fund, Inc. and The New Germany Fund, Inc. The Germany Fund, Inc. and The New Germany Fund, Inc. each pay DeAMI an investment advisory fee, computed weekly and payable monthly, at an annual rate of 0.35% of their average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. We, together with The Germany Fund, Inc. and The New Germany Fund, Inc., represent the entire fund complex advised by DeAMI.

Both the management agreement and the investment advisory agreement provide that DBSI and DeAMI, respectively, are responsible for all expenses of all employees and overhead incurred by them in connection with their duties under their respective agreements. DBSI pays all salaries and fees of our directors and officers who are "interested persons" under the Investment Company Act. An "interested person" is a director who is not independent under the specific requirements of the Investment Company Act. We bear all of our own expenses, including those expenses described in "Our Management" on page 37 of the prospectus.

In reaching their decision on May 9, 2003 to continue the management agreement and the investment advisory agreement for another twelve-month period, our board of directors reviewed information derived from a number of sources covering a range of issues. Our board of directors considered, among other things, the experience, expertise and availability of the executive and professional personnel of DBSI and DeAMI, as well as the management and investment advisory services that DBSI and DeAMI, respectively, provided to us. With respect to DBSI, this entailed a review of the portfolio services performed by DBSI, a review of the general nature of the corporate services performed by DBSI in addition to those provided by others (such as the registrar and transfer agent), and a review of any current changes to DBSI's asset management operations that could be relevant to the services DBSI provides to us. With respect to DeAMI, this entailed a review of the investment advisory services performed by DeAMI. Our board of directors also reviewed the performance of DBSI's and DeAMI's other advisory clients as well as comparative information with respect to the performance of certain securities indices for the equity markets relevant to us. In addition, our board of directors also compared the management and investment advisory fees charged by DBSI and DeAMI, respectively, with information on fees charged by other investment managers and investment advisers for comparative services. Taking into account this review, our board of directors determined that it was satisfied with the nature and quality of services provided by DBSI and DeAMI, and that fees charged for these services were reasonable.

Brokerage allocation and other practices

The primary objective in placing orders for the purchase and sale of securities for the our portfolio is to obtain best price together with efficient execution, taking into account such factors as commission,

--------------------------------------------------------------------------------

BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

size of order, difficulty of execution and skill required of the broker. Brokerage commission rates in Central Europe and Russia for transactions executed on the exchanges may be discounted for certain large domestic and foreign investors such as us. Off-board transactions outside of the exchanges' regular business hours are executed on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Subject to best price together with efficient execution, orders for brokerage transactions may be placed with Deutsche Bank AG or any of its affiliates. Our policy requires that commissions paid to Deutsche Bank AG or any of its affiliates be reasonable and fair compared with commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

During our fiscal years ended October 31, 2003, October 31, 2002, and October 31, 2001, we incurred brokerage commissions amounting in the aggregate to $162,271, $288,097 and $282,266, respectively. During such periods, we paid brokerage commissions to Deutsche Bank AG or its affiliates amounting to $5,665, which constituted 3.49% of our aggregate brokerage commissions, $20,790, which constituted 7.22% of our aggregate brokerage commissions, and $25,202, which constituted 8.93% of our aggregate brokerage commissions, respectively.

At each board meeting, our board of directors reviews the commissions paid by us to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits we receive. They have determined that the aforementioned commissions were at the best rate available for institutions such as ours.

Subject to best price together with efficient execution, orders are placed with brokers and dealers who supply research, market and statistical information ("research" as defined in Section 28(e) of the Exchange Act) to us, our investment manager and investment adviser. Our commissions to such brokers may not represent the lowest obtainable commission rates, although they must be reasonable in relation to the benefits received. The research may be used by our investment manager and investment adviser in advising other clients. Conversely, the information provided to our investment manager and investment adviser by brokers and dealers through whom their other clients effect securities transactions may be useful to them in providing services to us. Although research from brokers and dealers may be useful to our investment manager and investment adviser, it is only supplementary to their own efforts. For our fiscal years ended October 31, 2003, October 31, 2002, and October 31, 2001, transactions in our portfolio securities with associated brokerage commissions of approximately $162,271, $288,097 and $282,266, respectively, were allocated to persons or firms supplying research to us, our investment manager or our investment adviser.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial statements


The required financials statements are included in our 2003 Annual Report, and are incorporated by reference into this SAI. These statements include: Schedule of Investments as of October 31, 2003; the Statement of Assets and Liabilities as of October 31, 2003; Statement of Operations for the fiscal year ended October 31, 2003; Statements of Changes in Net Assets for the fiscal years ended October 31, 2003 and October 31, 2002; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during each of the fiscal years ended October 31, 2003, 2002, 2001, 2000 and 1999. A copy of our 2003 Annual Report is available on the SEC's website at http://www.sec.gov. A copy may also be obtained without charge upon written or oral request from our
information agent at or 1-800-          .


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Part C

OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(1) Financial Statements

Part B--The Central Europe and Russia Fund, Inc. Financial Statements are included in the Fund's 2003 Annual Report and are incorporated by reference into the Statement of Incorporation. These statements include: Schedule of Investments as of October 31, 2003; the Statement of Assets and Liabilities as of October 31, 2003; Statement of Operations for the fiscal year ended October 31, 2003; Statements of Changes in Net Assets for the fiscal years ended October 31, 2003 and October 31, 2002; Notes to Financial Statements; and Financial Highlights for a share of common stock outstanding during each of the fiscal years ended October 31, 2003, 2002, 2001, 2000 and 1999.

(2)  Exhibits


    (a)(1)  -- Articles of Incorporation of the Fund, dated February 6,
               1990
    (a)(2)  -- Articles of Amendment to Articles of Incorporation, dated
               February 14, 1990
    (a)(3)  -- Articles of Amendment of Articles of Incorporation, dated
               June 29, 1995
    (a)(4)  -- Articles Supplementary, dated December 14, 1999
    (a)(5)  -- Articles of Amendment of Articles of Incorporation, dated
               June 24, 2003
    (b)    --  By-Laws of the Fund
    (c)    --  Not applicable
  *(d)(1)  --  Form of Subscription Certificate
  *(d)(2)  --  Form of Notice of Guaranteed Delivery
  *(d)(3)  --  Form of Nominee Holder Over-Subscription Exercise Form
  *(d)(4)  --  Form of Beneficial Owner Certification Form
  *(d)(5)  --  Form of Subscription Agent Agreement
  *(d)(6)  --  Form of Information Agent Agreement
 **(e)     --  Voluntary Cash Purchase Program and Dividend Reinvestment
               Plan
    (f)    --  Not applicable
    (g)(1)  -- Management Agreement, dated as of March 6, 1990, between the
               Fund and Deutsche Bank Securities Inc. (formerly Deutsche
               Bank Capital Corporation)
    (g)(2)  -- Investment Advisory Agreement, dated as of March 6, 1990, between the Fund and Deutsche Asset Management International
               GmbH (formerly DB Capital Management International GmbH)
    (h)(1)  -- Form of Dealer Manager Agreement (including the exhibits containing the form of Selling Group Agreement and the form of Soliciting Dealer Agreement)
    (h)(2)  -- Form of Letter Agreement
    (i)    --  Not applicable
    (j)(1)  -- Amended and Restated Custody Agreement between the the Fund and Investors Bank & Trust Company
    (j)(2)  -- Delegation Agreement between the Fund and Investors Bank &
               Trust Company


--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------


    (k)    --  Transfer Agency and Service Agreement between the Fund and
               Investors Bank & Trust Company
  *(l)(1)  --  Opinion and Consent of Sullivan & Cromwell LLP
***(m)     --  Consent of Deutsche Asset Management International GmbH to
               service of process in the United States
    (n)    --  Consent of PricewaterhouseCoopers LLP
    (o)    --  Not applicable
    (p)    --  Not applicable
    (q)    --  Not applicable
    (r)(1)  -- Code of Ethics of the Fund adopted pursuant to Rule 17j-1 of the Investment Company Act
    (r)(2)  -- Code of Ethics of Deutsche Bank Securities Inc. adopted pursuant to Rule 17j-1 of the Investment Company Act
    (r)(3)  -- Code of Ethics of Deutsche Asset Management International
               GmbH adopted pursuant to Rule 17j-1 of the Investment
               Company Act
 **Other   --  Power of Attorney
 Exhibits


------------
  * To be filed by amendment


 ** Previously filed.



*** Incorporated by reference to Form ADV filed on January 30, 2004 (Commission
    File No. 801-20289)


ITEM 25.  MARKETING ARRANGEMENTS.


(1)  See Section 4(a) of the Dealer Manager Agreement, to be filed as Exhibit
(2)(h)(1).



(2)  See Section 4(b) of Exhibit (2)(h)(1).



(3)  Not Applicable


ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The following table sets forth the estimated expenses to be incurred in connection with this rights offering described in this Registration Statement:


Registration Fee............................................
New York Stock Exchange listing fee.........................
Printing (other than stock certificates)....................
Legal fees and expenses.....................................
Accounting fees and expenses................................
Dealer Manager expense allowance............................
NASD filing fee.............................................
Miscellaneous expenses......................................
                                                               -------
TOTAL.......................................................
                                                               =======


--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.


As of February 3, 2004, the Fund had approximately 8,500 holders of record of its common stock, par value $0.001 per shares.


ITEM 29.  INDEMNIFICATION.

Under Article Eleventh of our Amended and Restated Articles of Incorporation and
Article XII of our Amended and Restated By-Laws, our directors and officers will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and provisions of the 1940 Act, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to us or our security-holders to which he or she would otherwise be subject by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

We maintain insurance on behalf of any person who is or was a director of officer of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will we pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which we ourselves are not permitted to indemnify.

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against us by the directors or officers in connection with this rights offering, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by us is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Our Management Agreement and Investment Advisory Agreement, filed as exhibits
(g)(1) and (g)(2), respectively, limit the liability of our investment advisor and our investment manager.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


We are fulfilling the requirement of this Item 30 to provide a list of the officers and directors of our investment adviser and investment manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed on January 30, 2004 and July 24, 2003, respectively, with the Securities and Exchange Commission by each of Deutsche Asset management International GmbH (Commission File No. 801-20289) and Deutsche Bank Securities Inc. (Commission File No. 801-9638) pursuant to the Investment Advisers Act of 1940, as amended.


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder will be maintained at the offices of Investors Bank & Trust Company, 200 Clarendon Street, Boston Massachusetts 02116, and at our offices, 345 Park Avenue, New York, New York 10154.

--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

ITEM 32.  MANAGEMENT SERVICES.

Not Applicable.

ITEM 33.  UNDERTAKINGS.

(a) Registrant undertakes to suspend offering of the shares covered under this registration statement until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(b)  Registrant undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(c) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Statement of Additional Information.

--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and the state of New York, on the 10th day of February, 2004.


                                       THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                                      ------------------------------------------
                                                     (Registrant)

                                      By:          /s/ RICHARD T. HALE
                                         ---------------------------------------
                                                     Richard T. Hale
                                          President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons and on the date indicated.


                       NAME                                        TITLE
---------------------------------------------------------------------------------------
                         *                           Chairman of the Board and Director
---------------------------------------------------
               Christian H. Strenger

                                                     Director
---------------------------------------------------
                  Detlef Bierbaum

                         *                           Director
---------------------------------------------------
                     John Bult

                                                     Director
---------------------------------------------------
                  Richard R. Burt

                         *                           Director
---------------------------------------------------
                Fred H. Langhammer

                         *                           Director
---------------------------------------------------
                Robert H. Wadsworth

                         *                           Director
---------------------------------------------------
                  Werner Walbrol

                                                     Director
---------------------------------------------------
                 Eggert Voscherau

                /s/ RICHARD T. HALE                  President and Chief Executive
---------------------------------------------------  Officer
                  Richard T. Hale


--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

                       NAME                                        TITLE
---------------------------------------------------------------------------------------
                         *                           Treasurer and Chief Financial
---------------------------------------------------  Officer (Principal Financial
                 Charles A. Rizzo                    Accounting Officer)

------------
* Richard T. Hale, by signing his name hereto, does sign this document in behalf of the persons indicated above pursuant to a power of attorney duly executed by such person and filed as an exhibit to this Registration Statement.


          /s/ RICHARD T. HALE                                      February 10, 2004
----------------------------------------                ----------------------------------------
            Richard T. Hale                                               Date
            Attorney-in Fact


--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------

INDEX TO EXHIBITS


 EXHIBIT
 NUMBER         EXHIBIT
----------------------------------------------------------------------------
    (a)(1)  --  Articles of Incorporation of the Fund, dated February 6,
                1990
    (a)(2)  --  Articles of Amendment to Articles of Incorporation, dated
                February 14, 1990
    (a)(3)  --  Articles of Amendment of Articles of Incorporation, dated
                June 29, 1995
    (a)(4)  --  Articles Supplementary, dated December 14, 1999
    (a)(5)  --  Articles of Amendment of Articles of Incorporation, dated
                June 24, 2003
    (b)     --  By-Laws of the Fund
    (c)     --  Not applicable
  *(d)(1)   --  Form of Subscription Certificate
  *(d)(2)   --  Form of Notice of Guaranteed Delivery
  *(d)(3)   --  Form of Nominee Holder Over-Subscription Exercise Form
  *(d)(4)   --  Form of Beneficial Owner Certification Form
  *(d)(5)   --  Form of Subscription Agent Agreement
  *(d)(6)   --  Form of Information Agent Agreement
 **(e)      --  Voluntary Cash Purchase Program and Dividend Reinvestment
                Plan
    (f)     --  Not applicable
    (g)(1)  --  Management Agreement, dated as of March 6, 1990, between the
                Fund and Deutsche Bank Securities Inc. (formerly Deutsche
                Bank Capital Corporation)
    (g)(2)  --  Investment Advisory Agreement, dated as of March 6, 1990, between the Fund and Deutsche Asset Management International
                GmbH (formerly DB Capital Management International GmbH)
    (h)(1)  --  Form of Dealer Manager Agreement (including the exhibits containing the form of Selling Group Agreement and the form of Soliciting Dealer Agreement)
    (h)(2)  --  Form of Letter Agreement
    (i)     --  Not applicable
    (j)(1)  --  Amended and Restated Custody Agreement between the Fund and
                Investors Bank & Trust Company
    (j)(2)  --  Delegation Agreement between the Fund and Investors Bank &
                Trust Company
    (k)     --  Transfer Agency and Service Agreement between the Fund and
                Investors Bank & Trust Company
  *(l)(1)   --  Opinion and Consent of Sullivan & Cromwell LLP
***(m)      --  Consent of Deutsche Asset Management International GmbH to
                service of process in the United States
    (n)     --  Consent of PricewaterhouseCoopers LLP
    (o)     --  Not applicable
    (p)     --  Not applicable
    (q)     --  Not applicable
    (r)(1)  --  Code of Ethics of the Fund adopted pursuant to Rule 17j-1 of the Investment Company Act
    (r)(2)  --  Code of Ethics of Deutsche Bank Securities Inc. adopted pursuant to Rule 17j-1 of the Investment Company Act
    (r)(3)  --  Code of Ethics of Deutsche Asset Management International
                GmbH adopted pursuant to Rule 17j-1 of the Investment
                Company Act


--------------------------------------------------------------------------------

PART C
--------------------------------------------------------------------------------


 EXHIBIT
 NUMBER         EXHIBIT
----------------------------------------------------------------------------
**Other     --  Power of Attorney
  Exhibits


------------
  * To be filed by amendment


 ** Previously filed.



*** Incorporated by reference to Form ADV filed on January 30, 2004 (Commission
    File No. 801-20289)


--------------------------------------------------------------------------------
C- 8